AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON October 19 , 2022

File No. 333- 265783

File No. 811-23764

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO. 1

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 1

AOG INSTITUTIONAL DIVERSIFIED FUND

(Exact Name of Registrant as Specified in Charter)

11911 Freedom Drive, Suite 730

Reston, Virginia 20190

(Address of Principal Executive Offices, Zip Code)

1-703-757-8020

(Registrant’s Telephone Number, including Area Code)

Frederick Baerenz

AOG Wealth Management

11911 Freedom Drive, Suite 730

Reston, Virginia 20190

(Name and Address of Agent for Service)

Copy to:

Martin H. Dozier Alston & Bird LLP One Atlantic Center 1201 West Peachtree Street Atlanta, GA 30309 Tel: (404) 881-7000 Fax: (404) 881-7777	David Baum Alston & Bird LLP The Atlantic Building 950 F Street NW Washington, D.C. 20004 Tel: (202) 239-3300 Fax: (202) 239-3333

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box ☐

If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (the “Securities Act”), other than securities offered in connection with dividend or interest reinvestment plans, check the following box ☒

If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box ☐

If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box ☐

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(c) of the Securities Act

Check each box that appropriately characterizes the Registrant:

☒ Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐ Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act.

☐ Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐ A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐ Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐ If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒ New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Shares of Beneficial Interest	$200,000,000	$22,040

(1)	Estimated solely for purposes of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until such Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

SUBJECT TO COMPLETION

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED.
WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE
U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER
TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN
ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

PRELIMINARY PROSPECTUS DATED [●], 2022

PROSPECTUS

AOG Institutional Diversified Fund

AOG Institutional Diversified Tender Fund

[●], 2022

Shares of Beneficial Interest

Each of the AOG Institutional Diversified Fund (the “Auction Fund”) and the AOG Institutional Diversified Tender Fund (the “Tender Fund,” and together with the Auction Fund, the “Feeder Funds”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. Investment in each Feeder Fund may be made only by entities that are “accredited investors” within the meaning of Regulation D promulgated under the Securities Act. Feeder Fund Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured financial institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy, and there shall not be any sale of Shares, in any jurisdiction in which such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation, or sale. No person has been authorized to make any representations concerning the Feeder Funds that are inconsistent with those contained in this Prospectus. Prospective investors should not rely on any information not contained in this Prospectus. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown above.

This Prospectus is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the shares of a Feeder Fund described herein, and is not to be reproduced or distributed to any other persons (other than professional advisers of the prospective investor receiving this document). Notwithstanding the foregoing, but subject to restrictions reasonably necessary to comply with federal or state securities laws, an investor may disclose to any and all persons, without limitation, the tax treatment and tax structure of each Feeder Fund and the offering of the shares and all materials of any kind that are provided to the investor relating to such tax treatment and structure.

Prospective investors should not construe the contents of this Prospectus as legal, tax, or financial advice. Each prospective investor should consult his or her own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in a Feeder Fund for such investor.

  Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom and subject to the restrictions described herein.
  The amount of distributions that the Feeder Funds may pay, if any, is uncertain.
  The Feeder Funds may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Feeder Funds’ performance, such as borrowings and amounts from the Feeder Funds’ affiliates that are subject to repayment by investors.
  An investment in a Feeder Fund may not be suitable for investors who may need the money they invest in a specified timeframe.
  Entities in which the Fund may invest, such as REITs and certain partnerships, may not provide complete and final tax information to the Fund until after the Fund issues the IRS Form 1099-DIV to shareholders. See "U.S. Federal Income Tax Matters."

This Prospectus concisely provides the information that a prospective investor should know about the Feeder Funds before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Feeder Funds, including a statement of additional information (“SAI”) dated [●], has been filed with the Securities and Exchange Commission (“SEC”). You may request a free copy of the SAI and Feeder Funds’ annual and semi-annual reports when available, and other information about the Feeder Funds or make shareholder inquiries by calling 877-600-3573. The SAI, and other information about the Feeder Funds, is also available on the SEC’s website (www.sec.gov). The address of the SEC’s website provided solely for the information of the prospective investors and is not intended to be an active link.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus and the SAI contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect each Feeder Fund’s actual results are the performance of the portfolio of securities the Master Fund (as defined below) holds, the conditions in the United States and international financial and other markets, the price at which the Shares will trade, and other factors discussed in the Feeder Funds’ periodic filings with the SEC.

Actual results could differ materially from those projected or assumed in the forward-looking statements. The Feeder Funds’ future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Types of Investments and Related Risks” section of this Prospectus. All forward-looking statements contained or incorporated by reference in this Prospectus and any Prospectus Supplement are made as of the date set forth on the applicable cover page. Except for each Feeder Fund’s ongoing obligations under the federal securities laws, each Feeder Fund does not intend, and it undertakes no obligation, to update any forward-looking statement.

Currently known risk factors that could cause actual results to differ materially from the Fund’s expectations include, but are not limited to, the factors described in the “Types of Investments and Related Risks” and the “Master-Feeder Structure” section of this Prospectus. You are urged to review carefully that section for a more complete discussion of the risks of an investment in the Shares.

Table of Contents

SUMMARY OF TERMS	1
THE FUNDS	24
STRUCTURE	24
SUMMARY OF FEES AND EXPENSES	25
USE OF PROCEEDS	27
INVESTMENT PROGRAM	28
TYPES OF INVESTMENTS AND RELATED RISKS	38
MANAGEMENT OF THE FUNDS	57
FEES AND EXPENSES	58
CALCULATION OF NET ASSET VALUE	60
CONFLICTS OF INTEREST	63
PURCHASE AND EXCHANGE OF SHARES	66
REPURCHASE AND TRANSFER OF SHARES	70
PLAN OF DISTRIBUTION	75
DISTRIBUTION POLICY	75
DESCRIPTION OF CAPITAL STRUCTURE AND SHARES	76
U.S. FEDERAL INCOME TAX MATTERS	77
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION	87

i

SUMMARY OF TERMS

The following summary does not purport to be complete and is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and the Statement of Additional Information (“SAI”).

The Funds

Each of the AOG Institutional Diversified Fund (the “Auction Fund”) and the AOG Institutional Diversified Tender Fund (the “Tender Offer Fund” and together with the Auction Fund, the “Feeder Funds”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company.

Each Feeder Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

Each Feeder Fund currently offers one class of shares (“Feeder Fund Shares”). The Feeder Funds intend to apply to the Securities and Exchange Commission (the “SEC”) for exemptive relief from certain provisions of the 1940 Act and rules thereunder that would allow the Funds to offer additional classes of shares. Each Feeder Fund may offer additional classes of shares in the future if such exemptive relief is granted.

Structure

In pursuing its investment objective, each Feeder Fund invests substantially all of its assets in the AOG Institutional Diversified Master Fund (the “Master Fund” and together with the Feeder Funds, the “Funds” and each, a “Fund”), a Delaware statutory trust registered under the 1940 Act as a diversified, closed-end management investment company. Each Feeder Fund’s portfolio typically will consist solely of the Master Fund’s shares (together with the Feeder Fund Shares, “Shares”). Therefore, each Feeder Fund’s investment results will correspond directly to the investment results of the Master Fund. This form of investment structure is commonly known as a “master feeder” structure. The Master Fund has the same investment objective and identical investment policies as those of the Feeder Funds. The investment objective of each Fund is non-fundamental and, therefore, may be changed without the approval of the shareholders of any Fund (together “Shareholders”). For the convenience of the reader, references to each Feeder Fund’s investments also refer to the Master Fund’s investments and references to the risks of investing in the Master Fund also refer to the risks of investing in each Feeder Fund, except as otherwise provided. While it currently has no intention to do so, the Master Fund may accept investments from other investors, including other investment vehicles that are managed or sponsored by the Adviser, or an affiliate thereof, which may or may not be registered under the 1940 Act and which may be established in jurisdictions outside of the U.S.

Nasdaq Fund Secondaries Auction Process

As discussed above, beginning approximately 12-18 months after it commences operations, the Auction Fund will make its Shares available for secondary transfers on a periodic basis through an auction conducted via Nasdaq Fund Secondaries, LLC (“Nasdaq Fund Secondaries”). No fees or commissions will be charged to Shareholders to participate in the monthly auctions to offer their shares or to exchange their Auction Fund Shares for Tender Offer Fund Shares. The Fund is responsible for payment of periodic fees to Nasdaq Fund Secondaries for participation in its monthly auction. As a result, while Shareholders will not directly pay such fees, the fees will be paid by funds from the Fund’s assets and the Shareholders will indirectly bear such expenses. The auction would seek to arrive at a single clearing price (that may be lower than the Fund’s last calculated NAV), which would determine whether and to what extent Shareholders may be able to sell their Shares. These auctions would occur on a monthly basis, subject to the Board’s approval. Auctions will only be made available for Shareholders through Nasdaq Fund Secondaries and may be subject to restricted periods, including but not limited to limiting secondary transfers to certain eligible time periods in order to comply with federal securities laws, rules, and regulations.

The auctions will take place over a monthly period, as determined by the Board, and will be restricted solely to Eligible Investors (defined below) and may be restricted at certain times, including as required by federal securities laws, rules and regulations. Nasdaq Fund Secondaries contemplates that the Nasdaq Fund Secondaries Auction Process would have three phases:

Order Entry: Buyers and sellers would submit limit orders during this period that specify the price(s) at which the participant is willing to buy or sell a given number of shares. In addition, all buyer and seller orders could be cancelled or modified without restriction prior to the closing of this period.

Finalization: During this period, a clearing price and share allocations would be determined by Nasdaq Fund Secondaries. All orders (that have specified such price as within their limits) will be executed at a single price or not at all. To the extent that unexecuted sell side interest exists after the clearing price had been set and all executable orders had been matched, Nasdaq Fund Secondaries could, in its sole discretion, agree to allow the Fund to direct pending new subscriptions for the Auction Fund to be matched with unexecuted sell side orders. In the event that a clearing price cannot be determined due to a lack of executable buy side interest, Nasdaq Fund Secondaries could, in its sole discretion, agree to allow pending new subscriptions for the Auction Fund to match with any existing unexecuted sell orders at the most recently provided NAV.

Closing: During this period, matched buy and sell orders would be executed and each executed transaction would be recorded.

Certain market participants, such as broker/dealers, institutional investors, investment funds and registered investment advisers, are expected to be able to access the Nasdaq Fund Secondaries or on behalf of their clients, including Shareholders, to identify available secondary trading opportunities. However, there can be no assurances that Shareholders and other market participants will participate in the auction process through Nasdaq Fund Secondaries and only market participants that meet Nasdaq Fund Secondaries’ eligibility requirements are permitted to purchase Shares directly through the Nasdaq Fund Secondaries platform. Currently, investors that are natural persons are not able to purchase Shares directly through the Nasdaq Fund Secondaries platform.

The price at which the Auction Fund’s Shares are purchased or sold may be substantially below the Auction Fund’s last calculated NAV.

The Tender Offer Fund

This Prospectus is not an offer to sell, and no person is soliciting an offer to buy, any Shares issued by the Tender Offer Fund. Investors may purchase Tender Offer Fund Shares only by exchanging their Auction Fund Shares for Tender Offer Fund Shares in an Exchange. Tender Offer Fund Shares are only available for Auction Fund Shareholders that desire to exchange their Auction Fund Shares for Tender Offer Fund Shares in order to participate in Tender Offer Fund repurchase offers. The process for exchanging Auction Fund Shares for Tender Offer Fund Shares in an Exchange, including the notice is discussed below in the section entitled “Purchase and Exchange of Shares – Exchanges from Auction Fund to Tender Offer Fund.” The process by which the Tender Offer Fund will offer to repurchase its Shares is discussed below in the section entitled “Repurchase and Transfer of Shares – Repurchase of Shares.” These sections provide important information, including information about the notice provided to Shareholders in advance of an Exchange and corresponding repurchase offer and how to participate in an Exchange and corresponding repurchase offer.

Tender Offer Fund Shares are only available to Auction Fund Shareholders that desire to exchange their Auction Fund Shares for Tender Offer Fund Shares in order to participate in Tender Offer Fund repurchase offers, as discussed in greater detail below under “Purchase and Exchange of Shares – Exchanges from Auction Fund to Tender Offer Fund.” The Board or the Adviser has sole discretion whether, and has no obligation to, accept a Shareholder’s request to participate in an Exchange. Tender Offer Fund Shares do not have any exchange privileges and cannot be exchanged for Auction Fund Shares. Risks relating to the repurchase of Tender Offer Fund Shares are discussed below under “Risks – Repurchase Risks.”

Tender Offer Fund Shares are not currently available, and will not be available, for purchase through an Exchange until such time as discussed below in the section entitled “Purchase and Exchange of Shares.”

Purchase, Exchange and Repurchase of Shares

Only Shares of the Auction Fund are available for purchase by prospective investors. During the first 12-18 months of the Auction Fund’s operations, investors will be able to purchase Auction Fund Shares monthly directly from the Auction Fund at their net asset value (“NAV”) calculated as of the last business day of each month. No fees or commissions will be charged to Shareholders to participate in the monthly auctions to offer their shares or to exchange their Auction Fund Shares for Tender Offer Fund Shares.

Beginning approximately 12-18 months following the date the Auction Fund commences operations, the Auction Fund may accept initial and additional purchases of Shares through an auction conducted via Nasdaq Fund Secondaries, LLC and its registered broker dealer and alternative trading system subsidiary, NFSTX, LLC (together, “Nasdaq”), as discussed below.

Any purchase orders received by the Auction Fund in Good Order (as defined below) will be directed by the Auction Fund to the Nasdaq Fund Secondaries auction platform to be matched, in Nasdaq’s sole discretion, with unexecuted sell interest remaining after the auction. To the extent these purchase orders exceed such unexecuted sell interest, the Auction Fund will execute these purchase orders at the Fund’s most recently calculated NAV, rather than at the auction price.

Auction Fund Shareholders may attempt to sell their Auction Fund Shares through the following liquidity mechanisms.

•     Following the date the Auction Fund commences operations, the Auction Fund expects to conduct tender offers during June and December of each calendar year, whereby the Auction Fund will offer to repurchase Auction Fund Shares. The Auction Fund tender offers are discussed in the section of this Prospectus entitled "Purchase and Exchange of Shares."

•     Beginning approximately 12-18 months following the date the Auction Fund commences operations, Auction Fund Shareholders may attempt to sell their Auction Fund Shares by participating in the monthly Nasdaq Fund Secondaries auction process.

•     Beginning approximately 12-18 months following the closing date of the initial monthly auction, Auction Fund Shareholders may participate in a process to (a) exchange their Auction Fund Shares for Tender Offer Fund Shares on the basis of the relative NAVs of the securities to be exchanged (an “Exchange”) and (b) tender their Tender Offer Fund Shares to the Tender Offer Fund in connection with an annual repurchase offer, if the tender offer is approved by the Board of Trustees of the Tender Offer Fund (together with the Board of Trustees of the Auction Fund and the Board of Trustees of the Master Fund, the “Board”). The Adviser may recommend that the Board approve repurchases of Tender Offer Fund Shares more frequently than annually. Further, the Adviser currently expects that, generally, it will recommend to the Board that each annual repurchase offer should apply to no more than 5% of the net assets of the Master Fund, although the Adviser may recommend that a greater amount be repurchased at its discretion.

An auction will be held for any particular month only if there is sufficient investor demand to support the auction. Shares may be purchased or sold only at their most recently calculated NAV or at a discount, and not a premium, to their most recently calculated NAV during any particular monthly auction.

Transfer of Shares

Outside of (i) any auction for Auction Fund Shares conducted through Nasdaq Fund Secondaries or (ii) any exchange of Auction Fund Shares for Tender Offer Fund Shares as described above, Shares may be transferred only:

	●	by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder; or

	●	under certain limited circumstances, with the written consent of a Fund, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

Investment Minimums

The minimum initial investment in the Auction Fund is $25,000, and the minimum additional investment in the Auction Fund is $5,000. The Adviser may reduce the minimum initial and additional investment amounts in its sole discretion. Shareholders will fund their entire investment concurrent with their subscription and avoid the complexity of capital calls and distributions.

Board of Trustees	The Board is responsible for the overall management of each Fund.
Investment Adviser

Alpha Omega Group, Inc. dba AOG Wealth Management (the “Adviser”) serves as investment adviser of each Fund. The Adviser is located at 11911 Freedom Drive, Suite 730, Reston, VA 20190. As of August 23 , 2022, the Adviser managed approximately $ 306 million in assets for individuals (including high net worth individuals), pension and profit sharing plans, charitable organizations, and corporations and other businesses.

Investment Objective	Each Fund’s investment objective is to seek to provide total return.
Investment Strategy

The Adviser will seek to achieve each Fund’s investment objective by investing in income-producing assets and assets selected for long-term capital appreciation. The Adviser intends to invest the Master Fund’s assets primarily in a diversified portfolio of investments, including a mix of liquid, traditional equity and fixed income investments as well as less liquid, alternative and non-traditional investments (collectively, “Portfolio Investments”). At least 75% of the value of the Master Fund’s total assets will be represented by cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies (“RICs”), and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Master Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

In general, the Fund’s Portfolio Investments are expected to include the following types of investments, both liquid and illiquid: (i) U.S. and non-U.S. equity investments, without limitation on an issuer’s capitalization size or specific markets or sectors; (ii) real estate investment trusts (“REITs”) and other real estate investments; (iii) energy and natural resource investments, including, but not limited to master limited partnerships (“MLPs”), oil and gas funds and other energy and natural resource funds, (iv) commodity investments, including, but not limited to, commodity pools and precious metals; (v) absolute return investments, including but not limited, to managed futures funds, hedge funds and other absolute return investment vehicles; (vi) U.S. and non-U.S. fixed income investments, including, but not limited to, notes, bonds, and asset-backed securities; and (vii) funds (including privately offered pooled investment vehicles, such as hedge funds, which are issued in private placements to investors that meet certain suitability standards (“Private Markets Investment Funds”)) that provide exposure to the investments in (i) through (vi). In general, the Adviser will seek to allocate the Fund’s assets to benefit from the performance of various sectors, investment styles and industries. In selecting securities for investment, the Adviser will assess the likely risks and returns of the different alternative investment opportunities and evaluate the potential correlation among the investments under consideration. The Adviser will generally seek to invest in securities whose expected risk-adjusted returns are determined to be attractive and are likely to have low correlations among each other. The Fund may also enter into short sales on equity securities that the Adviser believes will underperform the market. Short sales may be done for investment or hedging purposes.

Asset Classes and Instruments. The Fund may gain exposure to the following asset classes through investments in the instruments listed below, subject where noted to certain percentage limits:
1.	Equities:

	a)	U.S. publicly traded equity securities,

	b)	Foreign developed market publicly traded equity securities, and

	c)	Emerging market publicly traded equity securities.

The Fund does not anticipate purchasing individual emerging market stocks. Emerging markets will be represented in the portfolio using ETFs, which will be selected by screening databases using emerging markets as one of the screens.

2.	Private Equity:

a)

U.S. and non-U.S. direct private equity investments (including investments in private debt and loans to private entities), without limitation on an issuer’s capitalization size or specific markets or sectors,

	b)	U.S. and non-U.S. private equity funds (subject to percentage limits on Private Market Investment Funds)

3.	Real Estate:

	a)	Publicly-traded and non-traded REITs,

	b)	Real estate funds, including real estate partnerships, and

	c)	Direct holdings of real property acquired through entities owned or controlled directly or indirectly by the Fund, including one or more entities that qualify as a REIT for federal income tax purposes such as the REIT Subsidiary.

	d)	Collateralized debt investments, commercial mortgage-backed securities, and collateralized debt obligations.

4.	Energy and Natural Resources:

	a)	MLPs,

	b)	Oil and gas funds, and

	c)	Other energy and natural resource funds.

5.	Commodities:

	a)	Commodity pools,

	b)	Commodity futures,

	c)	Commodity-linked structured notes,

	d)	Swap contracts, and

	e)	Precious metal holdings.

6.	Absolute Return Investments: Subject to percentage limits on Private Markets Investment Funds:

	a)	Hedge funds,

	b)	Managed futures funds, and

	c)	Other absolute return investment vehicles, including registered investment companies pursuing absolute return strategies.

7.	Fixed Income:

	a)	U.S. fixed income securities,

	b)	Foreign developed market fixed income securities, and

	c)	Emerging market fixed income securities.

The Fund does not anticipate purchasing individual emerging market stocks. Emerging markets will be represented in the portfolio using ETFs, which will be selected by screening databases using emerging markets as one of the screens.

The Fund will not invest directly in fixed income investments, but may utilize other vehicles, such as ETFs and non-traded BDCs. The ETFs used may be high yield bond ETFs, which will be below investment grade. The Fund anticipates non-traded BDCs and other private credit structures will represent up to 25% of the Fund’s investments.

Limitations Involving Asset Classes, Industries and Investment Funds Foreign Investments:

●	No more than 75% of the Fund’s total assets (inclusive of developed and emerging markets).

●	Emerging Markets – The Fund may not invest more than 50% of its total assets in investments in emerging markets.

Derivatives:

●	Derivative instruments in which the Fund may invest include, but are not limited to, options, futures contracts, forward futures contracts and options on futures contracts.

●

The Fund may invest in derivatives for various portfolio management purposes, including, but not limited to, reducing transaction costs, increasing overall liquidity of the Fund, gaining exposure to certain asset classes and to mitigate risks.

Investment Funds: The Fund may invest in eligible asset classes and securities through exchange-traded funds (“ETFs”), closed-end funds, open-end funds (mutual funds), managed futures funds, commodity pools and other publicly and privately offered pooled investment vehicles (collectively, “Investment Funds”), including Private Markets Investment Funds.

●	Private Markets Investment Funds – The Fund will limit its investments in all Private Markets Investment Funds to no more than 50% of its net assets. Private Market Investment Funds include Private Investment Companies (as defined below).

●	Private Investment Companies – These are Private Markets Investment Funds that are excluded from the definition of “investment company” under the 1940 Act, solely by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act. The Fund will limit its investments in Private Investment Companies to no more than 15% of its net assets.

●	For purposes of compliance with limits on Private Markets Investment Funds and Private Investment Companies, the Fund will look through its wholly-owned subsidiaries and count their underlying holdings.

●	Generally, Investment Funds that invest predominantly in a particular asset class are considered an investment in that asset class for the purposes of the Fund’s allocation limits.

Wholly-Owned Subsidiaries: REIT Subsidiary

●

Direct real estate holdings are generally held through entities wholly-owned or controlled, directly or indirectly, by the Fund that qualify as a REIT for federal income tax purposes (a “REIT Subsidiary”).

●	The Fund may invest up to 25% of its total assets in a REIT Subsidiary subject to the overall limitation on real estate and the overall limitation on wholly-owned Subsidiaries.

Corporate Subsidiary (Domestic Private Equity/Oil & Gas)

●	Certain domestic private equity and domestic oil and gas investments may be held through one or more U.S. entities that are taxable as corporations under Subchapter C of the Code that are wholly-owned, directly or indirectly, by the Fund ( a “Corporate Subsidiary”).

●	The Fund may invest up to 25% of its assets in a Corporate Subsidiary that invests in domestic oil and gas investments subject to the limitations on commodity investments and energy and natural resources investments.

●	The Fund may invest up to 25% of its assets in a Corporate Subsidiary that invests in domestic private equity.

●

Because a Corporate Subsidiary through which the Fund invests in private equity or private oil and gas investments is treated as a regular taxable corporation for U.S. federal income tax purposes, the Corporate Subsidiary will incur tax expenses. The return on investments held in a Corporate Subsidiary will be reduced by the taxes paid.

Any REIT Subsidiary or Corporate Subsidiary (collectively, “Wholly-Owned Subsidiaries”) will comply with the provisions of the 1940 Act regarding investment policies. Any investment adviser to a Wholly-Owned Subsidiary will comply with the provisions of the 1940 Act relating to investment advisory agreements as if it were an investment adviser to the Fund. Each Wholly-Owned Subsidiary will comply with the provisions of the 1940 Act relating to affiliated transactions and custody of assets.

These allocation limits generally apply at the time of investment. Although the Adviser will seek to stay within these limits under normal circumstances, due to the illiquid nature of some of the Fund’s investments, the Adviser may not be able to do so in the event of market movements. In applying these allocation limits, the Adviser also will take into account the requirement for qualifying to be taxed as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”).

The Adviser may utilize fundamental, technical and other related methodologies to determine the intrinsic value of an investment. The Adviser may strategically rebalance the Fund’s investments according to current market conditions but will manage the Fund’s assets consistent with the Fund’s primary focus on long-term capital appreciation and income generation. The Adviser will manage investments using a long-term time horizon and across typical market cycles (which are estimated to last five to seven years). Generally, the Fund will sell a security if, in the judgment of the portfolio manager, the security’s total return potential has been met, the relevant issuer’s fundamentals have or may soon deteriorate, or a more attractive investment opportunity is identified.

Borrowing

The 1940 Act requires a registered investment company, including the Funds, to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness is incurred (the “Asset Coverage Requirement”). This means that the value of each Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the indebtedness. Each Fund is authorized to borrow money in connection with its investment activities, subject to the limits of the Asset Coverage Requirement. Each Fund may borrow money for investment purposes and to otherwise provide each Fund with liquidity. Specifically, the Master Fund is authorized to borrow money through a secured revolving line of credit agreement (the “Credit Agreement”).

The Private Markets Investment Funds may utilize leverage in their investment activities. However, the Private Markets Investment Funds’ borrowings are not subject to the Asset Coverage Requirement. Therefore, each Fund may be exposed to the risk of highly leveraged investment programs through investments in the Private Markets Investment Funds. See “Types of Investments and Related Risk Factors.”

Management Fee

In consideration of the services provided by the Adviser to the Funds, the Master Fund pays the Adviser a fee (the “Management Fee”), accrued daily and payable monthly, at the annual rate of 0.50% of the Master Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Master Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes), calculated before giving effect to any repurchase of shares on such date. Through its investment in the Master Fund, each Feeder Fund bears a proportionate share of the investment management fee paid by the Master Fund to the Adviser in consideration of the advisory and other services provided by the Adviser to the Master Fund. The Management Fee is paid to the Adviser out of the Master Fund’s assets and, therefore, decreases the net profits or increases the net losses of each Feeder Fund.

Other Fees and Expenses

Each Feeder Fund, and, therefore, Shareholders, bears all expenses incurred in the business of such Feeder Fund, and, through its investment in the Master Fund, a pro-rata portion of the operating expenses of the Master Fund, including any charges, allocations and fees to which the Master Fund is subject as an investor in the Private Markets Investment Funds. Each Feeder Fund bears certain ongoing offering costs associated with the Fund’s continuous offering of Shares. Each Feeder Fund, by investing in the Private Markets Investment Funds through the Master Fund, indirectly bears its pro rata share of the expenses incurred in the business of the Private Markets Investment Funds. The Private Markets Investment Funds in which the Master Fund intends to invest generally charge a management fee of 1.00% to 2.00%, and approximately 15% to 20% of net profits as a carried interest allocation, subject to a preferred return and a clawback. See “Summary of Fund Expenses.”

Risks

Investment in a Fund is speculative and involves substantial risks, including the risk of loss of a Shareholder’s entire investment. No guarantee or representation is made that a Fund will achieve its investment objective, and investment results may vary substantially from year to year. Additional risks of investing in a Fund are set forth below.

Certain risk factors below discuss the risks of investing in Private Markets Investment Funds. The Feeder Funds will be exposed to such risks indirectly through their investment in the Master Fund

Equity Securities Risk. When the Fund invests in equity securities, the Fund’s investments in those securities are subject to price fluctuations based on a number of reasons of issuer-specific and broader economic or international considerations. They may also decline due to factors which affect a particular industry or industries. In addition, equity securities prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The prices of common equity securities are also sensitive to the market risks described above. Common equity securities in which the Fund may invest are structurally subordinated to other instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently riskier than preferred stock or debt instruments of such issuers. In addition, dividends on common equity securities which the Fund may hold are not fixed and there is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Real Estate Securities Risks. The Fund may invest in publicly-traded and non-traded REITs or Private Markets Investment Funds that hold real estate as well as invest in real estate directly through entities owned or controlled directly or indirectly by the Fund, including one or more entities that qualify as a REIT for federal income tax purposes such as a REIT Subsidiary. As a result, its portfolio may be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies investing in real estate is affected by, among other things: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates and leverage.

REIT Risk. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Commodities Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, and agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked investments into which the Fund or the Investment Funds enter may involve counterparties in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate. The Fund intends to qualify as a RIC under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income and diversification of its assets. The Fund’s investments in commodities can cause challenges for the Fund to comply with these requirements because such investments are generally not qualifying assets and may not produce qualifying income.

Derivatives Risk. The Fund or certain Investment Funds may invest in different types of derivative instruments, (which may be used for hedging, speculation, or as substitutes for traditional securities) including, but not limited to, futures, forwards and options contracts. The use of such derivatives may indirectly expose the Fund to additional risks that it would not be subject to if it invested directly in the securities and commodities underlying those derivatives. Derivative risks include: (i) imperfect correlation between the changes in market value of derivatives and the securities or indices on which they are based; (ii) illiquidity under certain market conditions; (iii) trading restrictions or limitations imposed by an exchange, or government regulations that may restrict trading; and (iv) leverage, which will magnify losses. The use of derivatives by the Fund or the Investment Funds could subject the Fund to regulation by the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool requiring compliance with certain CFTC rules.

Futures and Options Risk. The Fund or certain Investment Funds may trade in futures contracts (and options on futures). Risks associated with investments in futures and options include the risk that the futures or options contract will not fully offset the underlying position and that the investments in futures and options used for risk management may not have the intended effects and may result in losses or missed opportunities. The risk of loss of money from futures contracts and options on futures contracts used for non-hedging purposes may be greater than that of investments for hedging purposes. When options are purchased over the counter, the Fund (or the Investment Funds) bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund (or the Investment Funds) may have difficulty closing out its position.

Short Sale Risk. The Fund and some Investment Funds may sell securities short. The Fund or such Investment Funds will incur a loss as a result of a short sale position if the price of the security sold short increases between the date of the short position sale and the date on which the Fund or Investment Fund purchases an offsetting position. The Fund or Investment Fund will incur borrowing and dividend expense on securities sold short. Positions in shorted securities are speculative and riskier than “long” positions (purchases) because the cost of the replacement security is unknown. The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

Master Limited Partnerships and Energy Sector Risks. The Fund may invest directly in master limited partnerships (“MLPs”) and may invest indirectly in MLPs by investing in Investment Funds that invest in MLPs. The underlying MLP will be focused in the energy sector. An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of Fund shares.

Tax Risk. The Fund faces the risk that it could fail to qualify as a RIC under Subchapter M of the Code, and the risk of changes in tax laws or regulations, or interpretations thereof, possibly with retroactive effect, which could adversely affect the Fund. The federal, state, local and foreign income and other tax consequences of an investment in Fund shares will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, directly or through Investment Funds, the value of the Fund’s investment may fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Credit Risk. There is a risk that issuers of debt securities will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition deteriorates. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities.

High Yield Securities Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal. Such securities may also be subject to resale restrictions. The lack of a liquid market for these bonds could decrease the value of the high yield securities held by the Fund. Investments in high yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign Investment Risk. Foreign securities may be issued and traded in foreign currencies. As a result, changes in exchange rates between foreign currencies may affect their values in U.S. dollar terms. The Fund or certain Investment Funds may employ hedging techniques to minimize these risks, but there can be no assurance that the Fund or Investment Funds will, in fact, hedge currency risk or, that if the Fund or Investment Fund does, such strategies will be effective. The political, economic, and social structure of some foreign countries may be less stable and more volatile than those in the United States. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies, and some countries may lack uniform accounting and auditing standards. Thus, in certain situations, there may be less information publicly available about foreign companies than about most U.S. companies. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities.

Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market securities also tend to be less liquid.

Restricted and Illiquid Investments Risk. The Fund’s investments are also subject to liquidity risk, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices to satisfy its obligations. The Adviser may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

Leverage Risk. The use of leverage, such as borrowing money to purchase securities, by the Fund or certain Investment Funds will magnify the Fund’s or Investment Fund’s gains or losses. The use of leverage via short selling and short positions in futures contracts will also magnify the Fund’s or Investment Fund’s gains or losses. Generally, the use of leverage also will cause the Fund or Investment Fund to have higher expenses (especially interest and/or short selling-related dividend expenses) than those of funds that do not use such techniques. In addition, a lender to the Fund or Investment Fund may terminate or refuse to renew any credit facility. If the Fund or Investment Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund or Investment Fund. The Fund’s use of leverage can produce “unrelated business taxable income”, which can pose a meaningful problem for tax-exempt shareholders.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (directly or indirectly) may prove to be incorrect and may not produce the desired results.

Investment Funds Risk. Investment Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. Accordingly, Fund shareholders may bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, incentive allocations or fees in the case of some Investment Funds, and other expenses at the Investment Fund level. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in Investment Funds and may be higher than if the Fund invested directly in the underlying instruments. Additionally, the Fund’s performance depends in part upon the performance of the Investment Fund managers and selected strategies, the adherence by such Investment Fund managers to such selected strategies, the instruments used by such Investment Fund managers and the Adviser’s ability to select Investment Fund managers and strategies and effectively allocate Fund assets among them. Each Investment Fund is subject to its strategy-specific risks which may include leverage risk, illiquidity risk, derivatives risk and market risk. A significant portion of the Investment Funds in which the Fund may invest will likely not be subject to or registered under the 1940 Act. Such investments will not be subject to certain protections afforded to investors under the 1940 Act.

Business and Regulatory Risk. Legal, tax and regulatory changes (including laws relating to taxation of the Fund’s investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances (including wars, terrorist acts or security operations), may adversely affect the Fund.

REIT Subsidiary Risk. By investing through a REIT Subsidiary, the Fund is indirectly exposed to risks associated with the REIT Subsidiary’s direct investments in real estate. Because a REIT Subsidiary is not registered under the 1940 Act, the Fund, as an investor in the REIT Subsidiary, will not have the protections offered to investors in registered investment companies. Changes in the laws of the United States, under which the Fund and a REIT Subsidiary are organized, including the regulations under the Code, could result in the inability of the Fund and/or the REIT Subsidiary to operate as described in this Prospectus and the SAI and could negatively affect the Fund and its shareholders. There can be no assurance that a REIT Subsidiary’s qualification as a REIT for federal income tax purposes can be continued. If a REIT Subsidiary fails to so qualify, it will be subject to tax on its taxable income at regular corporate rates.

Corporate Subsidiary Risk. By investing through a Corporate Subsidiary, the Fund is indirectly exposed to risks associated with a Corporate Subsidiary’s direct investments in private equity. Because a Corporate Subsidiary is not registered under the 1940 Act, the Fund, as an investor in the Corporate Subsidiary, will not have the protections offered to investors of registered investment companies. Changes in the laws of the United States or other jurisdiction, such as Delaware, under which the Fund and a Corporate Subsidiary are organized, including the regulations under the Code, could result in the inability of the Fund and/or the Corporate Subsidiary to operate as described in this Prospectus and the SAI and could negatively affect the Fund and its shareholders. As the Fund intends to qualify as a RIC, dividends received by the Fund from a Corporate Subsidiary and distributed to its shareholders will not be subject to U.S. federal income taxes at the Fund level, however, the Corporate Subsidiary will generally be subject to federal and state income taxes on its income, including any income the Corporate Subsidiary may recognize on the sale of an interest in private equity or private oil and gas funds that it holds. As a result, the net return to the Fund on such investments that are held by the Corporate Subsidiary will be reduced to the extent that the subsidiary is subject to income taxes. Additionally, in calculating its daily net asset value in accordance with generally accepted accounting principles, the Fund will account for the deferred tax liability and/or asset balances of the Corporate Subsidiary. Any Corporate Subsidiary used by the Fund will accrue a deferred income tax liability balance, at the current maximum statutory U.S. federal income tax rate (currently 21%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by it on equity securities considered to be return of capital. Upon a Corporate Subsidiary’s sale of a portfolio security, such Corporate Subsidiary will be liable for previously deferred taxes. Any deferred tax liability balance of a Corporate Subsidiary will reduce the Fund’s net asset value.

Private Markets Investment Funds. The managers of the Private Markets Investment Funds in which the Master Fund may invest may have relatively short track records and may rely on a limited number of key personnel. The portfolio companies in which the Private Markets Investment Funds may invest also have no, or relatively short, operating histories, may face substantial competitive pressures from larger companies, and may also rely on a limited number of key personnel. The Master Fund will not necessarily have the opportunity to evaluate the information that a Private Markets Investment Fund uses in making investment decisions.

Master-Feeder Structure. The Feeder Funds and the Master Fund are part of a “master-feeder” structure. While it currently has no intention to do so, the Master Fund may accept investments from other investors, including other investment vehicles that are managed or sponsored by the Adviser, or an affiliate thereof, which may or may not be registered under the 1940 Act and which may be established in jurisdictions outside of the U.S. Because each feeder fund may be subject to different investment minimums, feeder-specific expenses and other terms, one feeder fund may offer access to the Master Fund on more attractive terms, or could experience better performance, than the Feeder Funds. In addition, because each Feeder Fund incurs expenses that may not be incurred by other investors investing directly or indirectly in the Master Fund, such investors may experience better performance than investors in a Feeder Fund. If other investors in the Master Fund, including other investment vehicles that are managed or sponsored by the Adviser or an affiliate thereof, request to have their Master Fund Shares repurchased, this may reduce the amount of a Feeder Fund’s Master Fund Shares that may be repurchased by the Master Fund and, therefore, the amount of Feeder Fund Shares that may be repurchased by a Feeder Fund.

Multiple Levels of Expense. Shareholders will pay the fees and expenses of a Feeder Fund and will indirectly bear the fees and expenses of the Master Fund and accordingly will indirectly bear the fees, expenses and carried interest (if any) of the Private Markets Investment Funds in which the Master Fund invests. This will result in greater expense to the Shareholders than if such fees, expenses and, as applicable, carried interest were not charged by the Master Fund, the Feeder Funds and the Private Markets Investment Funds.

Operating Deficits. The expenses of operating each Fund (including the Management Fee payable to the Adviser by the Master Fund) are likely, especially in the early years, to exceed each Fund’s income and gain, thereby requiring that the difference be paid out of Fund assets. See “Summary of Fees and Expenses” below for additional information on Fund fees and expenses and the agreement limiting certain Fund expenses.

Limited Operating History. Each Fund is newly formed and has no operating history upon which potential investors can evaluate its likely performance. In addition, the Funds may not be able to raise a sufficient level of assets to support their operations, in which case the Adviser may determine to discontinue operating the Funds and liquidate the Funds’ assets.

Limitations on Transfer. The transferability of Shares is subject to certain restrictions contained in each Feeder Fund’s Declaration of Trust and is affected by restrictions imposed under applicable securities laws. Shares are not traded on any national securities exchange or other market. While it is anticipated that Shareholders will be able to attempt to buy and sell Auction Fund Shares through the Nasdaq Fund Secondaries auction process discussed in this Prospectus, there can be no guarantees that such a process will develop or, if it does develop, perform as intended. Therefore, Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

Repurchase Risks. Any repurchase of Shares by a Fund will only be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. No Fund is required to repurchase Shares at any time. The Auction Fund’s ability to repurchase its Shares via tender offers is extremely limited, as the Auction Fund expects to conduct tender offers only twice each calendar year, and Shareholders should not rely on the Auction Fund to repurchase shares as a means of disposing of their investment in the Auction Fund. Repurchases for Tender Offer Fund shares will be limited to an annual repurchase of no more than 5% of the Master Fund’s net assets. Repurchases of Tender Offer Fund Shares may be subject to an early repurchase fee equal to 2.00% of the NAV of any Shares purchased by a Fund that were held for less than one year. If a Fund does repurchase shares, such repurchases are subject to numerous risks, including those discussed under “Types of Investments and Related Risk - Repurchase Risks.”

Auction Risk. There can be no guarantee that the Nasdaq Fund Secondaries auction process will function as intended or that there will be sufficient investor demand to support regular monthly auctions. Even if the Nasdaq Fund Secondaries auction process is operationally functional, Shareholders may be unable to sell their Auction Fund Shares at the price they desire or at any price at all. It is likely that Shares sold at auction will receive a price that is less than the Auction Fund’s most recently calculated NAV, and depending on buy side interest in a particular auction, the price could be substantially below NAV.

Availability of Suitable Investments. Changes in various factors (including, among other factors, the interest rate environment, inflation, general economic conditions, securities market conditions, competition from other investors, tax burdens, foreign exchange rates and foreign political upheaval or instability) may adversely affect the availability of attractive investment opportunities for the Master Fund. Accordingly, there can be no assurances that the Master Fund will be able to invest fully or that suitable investment opportunities will be available.

Economic Environment. If market conditions deteriorate, the level of attractive investment opportunities for the Master Fund and the Private Markets Investment Funds may decline from the Adviser’s current expectations. It is possible that the Master Fund and the Private Markets Investment Funds may take a longer than anticipated time to invest capital, and as a result, for some period of time, the Master Fund may be relatively concentrated in a limited number of investments. Further, the Master Fund and the Private Markets Investment Funds may experience increased difficulty exiting an existing investment if a need for liquidity arises. Certain investments may be liquidated at a lower price than the Adviser believes reflects the asset’s fair value.

Diverse Shareholders. The Shareholders in a Feeder Fund may include persons or entities located in various jurisdictions that may have conflicting investment, tax and other interests with respect to their investments in the Feeder Fund. As a result, conflicts of interest may arise in connection with decisions made by the Adviser that may be more beneficial for one type of Shareholder than for another type of Shareholder.

General Economic and Market Risk. Through its Portfolio Investments, the Master Fund will have investments in companies that are sensitive to movements in the overall economy or in those companies’ industrial or economic sectors. In addition, the trading prices or market values of these portfolio companies may be affected adversely by general securities market conditions or by factors specific to such portfolio companies.

Illiquidity of Investments. An investor’s participation in a Feeder Fund requires a long-term commitment, with no certainty of return. The Master Fund’s investments in Private Markets Investment Funds and most of the portfolio investments of such Private Markets Investment Funds will be highly illiquid, are likely to require holding periods of several years, and will be subject to restrictions on resale. Each Feeder Fund reserves the right to make distributions to Shareholders in kind. Shareholders may not be able to dispose of assets distributed in kind, and likely will incur costs and expenses if they are able to dispose of such assets.

Difficulty of Valuing the Master Fund’s Investments. Generally, there will be no readily available market for the Master Fund’s investments and, hence, the valuation of the Master Fund’s investments is difficult and not without uncertainty and may not necessarily reflect the valuation of any such investment’s underlying assets. The Adviser may face a conflict of interest in valuing investments that lack a readily accessible market value as the value of the assets held by the Fund will affect the compensation of the Adviser.

Inability to Meet Investment Objective or Investment Strategy. The Adviser may not be able to purchase Portfolio Investments, and Private Markets Investment Funds may not have the opportunity to select, develop and invest in opportunities, for reasons beyond their control. In addition, as the number of funds managed by the Adviser increases, the portion of an investment opportunity allocated to any one fund (including the Master Fund) may decrease.

Performance of Investments. The performance of each Private Markets Investment Fund will be affected by the performance of each of such Private Markets Investment Fund’s underlying investments. Many factors will contribute to the performance of each such investment. In addition, the performance of Private Markets Investment Funds is difficult to measure and therefore such measurements may not be as reliable as performance information for other investment products.

Leverage. To the extent the Master Fund borrows money or otherwise leverages its investments, the favorable and unfavorable effects of price movements in the Master Fund’s investments will be magnified. In addition, the portfolio investments of the Private Markets Investment Funds in which the Master Fund may invest, and, thus, such Private Markets Investment Funds, are expected to employ or involve significant leverage and/or credit risk. Other investments in which the Master Fund may participate directly or indirectly, such as distressed securities and other special situations, may also involve exposure to interest-rate or credit risk.

Control of Portfolio Companies. A Private Markets Investment Fund (alone, or together with other investors) may be deemed to have a control position with respect to some portfolio companies in which it invests that could expose it to liabilities not normally associated with minority equity investments.

Reliance on Management. All decisions with respect to the management of a Feeder Fund will be made by the Adviser who, among other things, will select the investments of the Master Fund. The managers and general partners of the Private Markets Investment Funds selected by the Adviser will in turn make all decisions with respect to the assets invested in such Private Markets Investment Funds. The success of a Feeder Fund will be dependent upon, among other things, the financial judgment and abilities of the Adviser and the managers and general partners of the Private Markets Investment Funds and their affiliates. Of course, past performance of the Adviser and the managers or general partners of the Private Markets Investment Funds is not a guarantee of future results.

Possibility of Fraud and Other Misconduct. The Private Markets Investment Funds could divert or abscond with the Master Fund’s assets, fail to follow agreed upon investment strategies, provide false reports of operations, or engage in other misconduct, resulting in losses to the Master Fund and consequently the Feeder Funds. Such misconduct is very difficult or impossible to detect and may not come to light until substantial losses have been incurred.

Foreign Investments. The Master Fund may invest in Private Markets Investment Funds that have portfolio investments outside of the United States. Risks of non-U.S. investing may include, in general, risks relating to (i) currency exchange matters, (ii) differences between the U.S. and foreign securities markets, (iii) certain economic and political factors and (iv) the possible imposition of foreign taxes on income and gain recognized with respect to such securities.

Distressed, Special Situations and Venture Investments. Investments in distressed companies and new ventures are subject to greater risk of loss than investments in companies with more stable operations or financial condition.

Emerging Markets. The Master Fund may invest, directly or indirectly, in portfolio companies based in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and of developed foreign markets and in general involve a greater degree of risk.

Market Disruption Risk and Terrorism Risk. The military operations of the United States and its allies, the instability in various parts of the world and the prevalence of terrorist attacks throughout the world could have significant adverse effects on the global economy. In addition, certain illnesses spread rapidly and have the potential to significantly affect the global economy. Terrorist attacks, in particular, may exacerbate some of the foregoing risk factors. A terrorist attack involving, or in the vicinity of, a portfolio company in which the Fund or a Private Markets Investment Fund invests may result in a liability far in excess of available insurance coverage. The Adviser cannot predict the likelihood of these types of events occurring in the future nor how such events may affect the investments of the Master Fund.

Investment and Repatriation Restrictions. Certain countries have laws and regulations that currently limit or preclude direct foreign investment in the securities of their companies. The risks relating to investments in non-U.S. securities may be heightened, for example, with respect to the possibility of nationalization or expropriation and limits on trade and foreign direct investment. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Master Fund. Even where permitted, direct investments in certain companies may require significant government approvals and may require financing and structuring alternatives that differ significantly from those customarily used in countries in other regions. These restrictions or controls may at times limit or preclude foreign investment above certain ownership levels or in certain sectors of the country’s economy and increase the costs and expenses of the Master Fund. The Master Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital interests and dividends paid on securities held by the Master Fund, and income on such securities or gains from the disposition of such securities may be subject to withholding taxes imposed by certain countries or other jurisdictions. These measures could adversely affect the returns associated with certain investments of the Master Fund.

Competition. The business of investing in private markets opportunities is highly competitive, and successfully sourcing investments can be problematic given the high level of investor demand some investment opportunities receive. Moreover, the identification of attractive investment opportunities is difficult and involves a high degree of uncertainty. There are no assurances that the Master Fund will be able to invest fully its assets or that suitable investment opportunities will be available.

Faster Drawdown of Capital Commitments. There is no limit on the speed at which the Master Fund may draw down capital commitments. In addition, because the Master Fund may acquire interests in Private Markets Investment Funds that are partially or fully invested, the Master Fund may have a faster capital commitment drawdown rate than funds focused exclusively on other types of investments.

Cybersecurity Risk. The failure in cybersecurity systems, as well as the occurrence of events unanticipated in disaster recovery systems and management continuity planning could impair the ability of the Master Fund and the Feeder Funds to conduct business effectively. Such events could also have an adverse effect on the Private Markets Investment Funds or their respective managers.

The Master Fund and the Feeder Funds will depend heavily upon computer systems to perform necessary business functions. Despite implementation of a variety of security measures, computer systems could be subject to cyberattacks and unauthorized access. Like other companies, the Adviser or the managers of the Private Markets Investment Funds may experience threats to their data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, their computer systems and networks, or otherwise cause interruptions or malfunctions in their operations or the operations of the Master Fund, the Feeder Funds, or the Private Markets Investment Funds, which could result in reputational damage, financial losses, litigation, increased costs, and/or regulatory penalties.

Third parties with which a Fund will do business may also be sources of cybersecurity or other technological risks.

Lack of Regulatory Oversight. The 1940 Act provides certain protections to investors and imposes certain restrictions on registered investment companies, none of which will be applicable to the Master Fund’s investments in Private Markets Investment Funds.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes during the term of the Master Fund’s investments may adversely affect such investments. Certain Private Markets Investment Funds or their portfolio companies may be in industries subject to extensive regulation by national governments and political subdivisions thereof. Certain regulations may prevent Private Markets Investment Funds or the Master Fund from making certain investments that they otherwise would make. Other regulations may require the Private Markets Investment Funds or the Master Fund to incur substantial additional costs or lengthy delays in connection with the completion of an investment.

The Funds, the Adviser, and their affiliates are subject to a number of unusual risks, including changing laws and regulations, developing interpretations of such laws and regulations, and increased scrutiny by regulators and law enforcement authorities. Some of this evolution may be directed at the private fund industry in general or certain segments of the industry, and may result in scrutiny or claims against the Funds, the Adviser, or their affiliates directly for actions taken or not taken by the Funds or the Adviser. These risks and their potential consequences are often difficult or impossible to predict, avoid or mitigate in advance, and might make some Portfolio Investments unavailable to the Master Fund. The effect on the Funds, the Adviser, or any affiliate of any such legal risk, litigation or regulatory action could be substantial and adverse.

It is impossible to predict what, if any, changes in the regulations applicable to the Funds or the Private Markets Investment Funds may be instituted in the future. Any such regulation could have a material adverse impact on the profit potential of the Funds or the Private Markets Investment Funds.

Enhanced Scrutiny and Potential Regulation of the Private Investment Partnership Industry and the Financial Services Industry. Each Fund’s ability to achieve its investment objectives, as well as the ability of each Fund to conduct its operations, is based on laws and regulations that are subject to change through legislative, judicial, and/or administrative action. Future legislative, judicial, and/or administrative action could adversely affect each Fund’s ability to achieve its investment objectives, as well as the ability of each Fund to conduct its operations.

On July 21, 2010, President Obama signed into law the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Among other effects, the Dodd-Frank Act imposed increased recordkeeping and reporting obligations on the Adviser and on the managers of the Private Markets Investment Funds. While the Dodd-Frank Act subjects such records and reports to certain confidentiality provisions and provides an exemption from the U.S. Freedom of Information Act (“FOIA”), no assurance can be given that the mandated disclosure of records or reports to the SEC or other governmental entities will not have a significant negative impact on the Funds or the Adviser. It is possible that the increased regulatory burden, along with the corresponding increase in compliance costs, may cause some sponsors of Private Markets Investment Funds to exit the private fund industry, thereby decreasing the pool of eligible funds for investments.

In light of the heightened regulatory environment in which the Funds and the Adviser operate and the ever-increasing regulations applicable to private investment funds and their investment advisors, it has become increasingly expensive and time-consuming for the Funds, the Adviser, and their affiliates to comply with such regulatory reporting and compliance-related obligations. Furthermore, various federal, state, and local agencies have been examining the role of placement agents, finders, and other similar service providers in the context of investment by public pension plans and other similar entities, including investigations and requests for information. The Adviser may be required to provide certain information regarding investors in the Funds to regulatory agencies and bodies in order to comply with applicable laws and regulations. There can be no assurance that any of the foregoing will not have an adverse impact on the Adviser or otherwise impede the Master Fund’s, and therefore each Feeder Fund’s, ability to effectively achieve its investment objectives.

Investment Banking and Other Fees. The manager of a Private Markets Investment Fund may receive the economic benefit of certain fees from its portfolio companies for investment banking services and in connection with unconsummated transactions (e.g., topping, break-up, monitoring, directors’, organizational and set-up fees, and financial advisory fees).

Material, Non-Public Information. Managers of the Private Markets Investment Funds may acquire confidential or material non-public information or be restricted from initiating transactions in certain securities. A Private Markets Investment Fund would not be free to act upon any such information. Due to these restrictions, a Private Markets Investment Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell a portfolio investment that it might otherwise have sold.

Constraints of Confidentiality Agreements. In the course of its investment process, the Master Fund and/or the Adviser may be required to enter into confidentiality agreements with current or potential Private Markets Investment Funds, portfolio companies and other counterparties that would prohibit the Master Fund and/or its affiliates from publicly disclosing sensitive information relating to certain investment opportunities. These arrangements could result in liabilities for the Master Fund or the Feeder Funds. The Master Fund may choose, but is not required, to decline such investment opportunities in order to avoid the risk of exposing the Master Fund or the Feeder Funds to such liability. As a result, the Master Fund’s investment flexibility may be constrained by these concerns, which may affect the Adviser’s ability to broaden the Master Fund’s investment portfolios and attain the diversification it would otherwise prefer.

Risks Related to Electronic Communication. A Feeder Fund may provide to Shareholders statements, reports and other communications relating to the Fund and/or their Shares in electronic form, such as email or via a password protected website (“Electronic Communications”). Electronic Communications may be modified, corrupted, or contain viruses or malicious code, and may not be compatible with a Shareholder’s electronic system. In addition, reliance on Electronic Communications involves the risk of inaccessibility, power outages or slowdowns for a variety of reasons. These periods of inaccessibility may delay or prevent receipt of reports or other information by the Shareholders.

Failure to Make Capital Contributions. Typically, under its investment documentation or partnership agreement, a Private Markets Investment Fund may seek damages from an investor (such as the Master Fund) or impose upon the investor substantial penalties, such as the forfeiture of a substantial portion (e.g., 50% or more) of its investment in such Private Markets Investment Fund, if the investor fails to contribute a required installment of its capital commitment. A Private Markets Investment Fund may be unable to make planned investments if any of its investors fails to make required capital contributions, and may itself become subject to damages for breach of contract in respect of a planned investment. Accordingly, failure to make planned investments may adversely affect the value of the Master Fund’s investment in a Private Markets Investment Fund and accordingly the value of an investment in a Feeder Fund.

Tax Risks. Investment in a Fund involves numerous tax risks. Please see “Types of Investment and Related Risks – Tax Risks” for a discussion of some of these risks. The Adviser intends to comply at all times with the applicable provisions of the Code necessary for each Fund to elect and thereafter maintain its tax classification as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). However, if for any reason a Fund should lose its classification as a RIC, such loss could produce adverse tax consequences.

Key Personnel. The performance of the Funds will depend in significant part upon the skill and expertise of the key personnel of the Adviser and may be affected by key individuals joining or leaving the Adviser and its affiliates. The loss of one or more of the Funds’ key personnel could have a material adverse effect on the performance of the Funds. In addition, the performance of the Private Markets Investment Funds will depend in significant part upon the skill and expertise of the key personnel of the Private Markets Investment Fund’s managers. The loss of one or more key personnel could have a material adverse effect on the performance of the Private Markets Investment Funds, and thus of the Funds.

Potential Conflicts of Interest. The Adviser and its affiliates engage in various financial, advisory and investment activities. Such relationships and services may give rise to potential conflicts with the interests of the Funds and their Shareholders. Conflicts of interest described or contemplated herein and such other conflicts of interest that may arise from time to time will be resolved in the sole discretion of the Adviser. There can be no assurance that any actual or potential conflicts of interest will not adversely affect the Funds and the performance of the Funds, including, without limitation, the following:

Client Relationships. The Adviser and its affiliates have long-term relationships and provide investment advisory and other services to many clients. The Adviser may face conflicts of interest between activities or services performed for the Funds, on the one hand, and other clients on the other hand. In addition, the Adviser and its affiliates also have long-term relationships with a significant number of corporations and their respective senior managers, as well as with investors who may invest or may have invested in Private Markets Investment Funds and their underlying portfolio companies.

In addition, members of affiliates of the Adviser may also serve on the advisory boards of Private Markets Investment Funds and their affiliated fund, on the boards of entities that serve as the managers or advisers of the Private Markets Investment Funds, or on the boards of operating companies, including Private Markets Investment Funds or their affiliates. These and other similar relationships may raise conflicts between the Funds and other parties and may not be resolved in favor of the Funds.

Allocation of Investment Opportunities; Failure to Obtain and Limitations of Exemptive Relief. The Adviser and its affiliates intend to establish subsequent funds that invest or will invest pursuant to the same investment strategy as the Master Fund. Although the Adviser will use reasonable efforts to assure that investment opportunities appropriate for both the Master Fund and one or more of its other funds are allocated among the accounts of the Adviser (including the Master Fund and any other funds) on a basis that, over time, is fair and equitable, the Master Fund (i) will not have exclusive rights to any investment opportunities in relation to the rights of such funds and (iii) will not be entitled to any specific pro rata investment rights in relation to such funds or separate accounts.

Investment Techniques. The Adviser and its affiliates will utilize various investments and investment techniques in the pursuit of the Master Fund’s investment strategy. Some such investments or investment techniques may potentially give rise to conflicts of interests in relation to the Adviser’s selection of investments or use of techniques (such as leverage) that have the effect of increasing the Adviser’s compensation.

Currency Hedging. The Master Fund may engage in certain swap transactions intended to capture currency premia; such swaps may employ forward foreign currency contracts and other underlying derivatives. These transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivatives instruments. Furthermore, the ability to successfully use these transactions may depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. In addition, the use of such transactions may result in the Master Fund incurring losses as a result of matters beyond its control.

Derivatives Transactions. The Master Fund may utilize swaps, which are a type of derivative. Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Derivatives can be volatile instruments and involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. The primary risk of derivatives is that changes in the market value of securities or assets and of derivatives relating to those securities or assets may not correlate perfectly. In addition, there may not be a liquid market for the Master Fund to sell a derivative that could result in difficulty closing the position. Certain derivatives can magnify the extent of losses incurred by the Master Fund, and therefore the Fund, due to changes in market value of the securities to which they relate. Some derivative instruments, such as those traded over the counter, are also subject to counterparty credit risk (please see “Counterparty Risk” below). While the use of derivatives may be advantageous to the Fund, if the Master Fund is not successful in employing them, the Master Fund’s, and therefore a Feeder Fund’s, performance may be worse than if it did not make such investments. The success of a hedging strategy using derivatives may depend on the Adviser’s ability to predict movements in the prices of the underlying securities, fluctuations in markets and movements in interest rates, and there can be no assurance that the Adviser will be effective in making such predictions. Suitable derivatives transactions may not be available in all circumstances and there can be no assurance that the Master Fund will engage in these transactions to reduce exposure to risks when doing so would be beneficial.

Counterparty Risk. Counterparty risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a contract. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a contract due to financial difficulties, the Master Fund may experience significant delays in obtaining any recovery under the contract in a bankruptcy or other reorganization proceeding.

Calculation of Net Asset Value

The Private Markets Investment Funds invest a large percentage of their assets in certain securities and other financial instruments that do not have readily ascertainable market prices and will be valued by the respective Private Markets Investment Fund managers. Although procedures approved by the Board provide that the valuations determined by the Private Markets Investment Fund managers will be reviewed by the Adviser, neither the Adviser nor the Board are able to confirm independently the accuracy of the Private Markets Investment Fund managers’ valuations (which are unaudited, except at year-end). Accordingly, each Fund generally relies on such valuations, which generally are provided on a quarterly basis, even in instances where a Private Markets Investment Fund manager may have a conflict of interest in valuing the securities because the value of the securities will affect the Private Markets Investment Fund manager’s compensation. Furthermore, the Private Markets Investment Funds typically provide the Adviser with only estimated net asset values or other valuation information, and such data is subject to revision through the end of each Private Markets Investment Fund’s annual audit.

Conflicts of Interest

The Adviser, the Private Markets Investment Fund managers and their respective affiliates may conduct investment activities for their own accounts and other accounts they manage that may give rise to conflicts of interest that may be disadvantageous to the Funds. Investment decisions for the Master Fund are made independently of such other accounts. If, however, the Master Fund desires to invest in, or withdraw from, the same Private Markets Investment Fund as another account of the Adviser, the opportunity will be allocated fairly, reasonably and equitably in accordance with the Adviser’s allocation policies and procedures.

The Adviser may compensate, from its own resources, certain third-party broker-dealers, other industry professionals and their affiliates (“financial intermediaries”) in connection with the distribution of Shares in a Fund or for their ongoing servicing of Shares acquired by their clients. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in a Fund, the timing of investment or the overall NAV of a Fund, or a fee determined in some other method by negotiation between the Adviser and such financial intermediaries. Each financial intermediary also may charge investors, at the financial intermediary’s discretion, a placement fee based on the purchase price of Fund Shares purchased by the investor. All or a portion of such compensation may be paid by a financial intermediary to the financial advisory personnel involved in the sale of Shares. As a result of the various payments that financial intermediaries may receive from investors and the Adviser, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares in a Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a financial intermediary to recommend a Fund over another investment product.

Eligible Investors

Each prospective investor in the Auction Fund, and each existing Shareholder of the Auction Fund who requests to exchange Auction Fund Shares for Tender Offer Fund Shares, will be required to certify to the Auction Fund that the Shares are being acquired for the account of an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act. Investors who are “accredited investors” are referred to in this Prospectus as “Eligible Investors.”

Plan of Distribution

All subscription payments will be placed in an account held by Ultimus Fund Solutions, LLC (the “Transfer Agent”), acting as the transfer agent, in trust for the subscribers’ benefit, pending release to the Auction Fund. Subscriptions will be effective only upon the Auction Fund’s acceptance, and the Auction Fund reserves the right to reject any subscription in whole or in part, for any reason or no reason, in its sole and absolute discretion. Shares will be sold only to Eligible Investors, will not be listed on any national securities exchange and are not available in certificated form.

UMB Distribution Services, LLC (the “Distributor”) acts as the principal distributor for the Shares on a best-efforts basis. See “Distributor.”

Distribution Policy

Each Fund expects that dividends will be paid on the Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments on the Shares may vary in amount depending on investment income received and expenses of operation; however, in order to qualify as a RIC and avoid significant income and excise taxes, substantially all of the net investment income of a Fund and any net capital gain realized by a Fund will be distributed to Shareholders at least annually.

A Shareholder’s dividends and capital gain distributions will be automatically reinvested if the Shareholder does not instruct the Fund otherwise. A Shareholder who elects not to reinvest will receive both dividends and capital gain distributions in cash. The Funds may limit the extent to which any distributions that are returns of capital may be reinvested in the Funds.

The Funds reserve the right to suspend at any time the ability of Shareholders to reinvest distributions and to require Shareholders to receive all distributions in cash, or to limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Funds may determine to do so if, for example, the amount being reinvested by Shareholders exceeds the available investment opportunities that the Adviser considers suitable for the Funds.

Dividend Reinvestment Policy

The Funds will operate under a dividend reinvestment policy (“DRP”) administered by Ultimus. Pursuant to the DRP, the Funds’ income dividends or capital gains or other distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Funds.

DRP participation is not automatic. Shareholders must affirmatively elect on a Subscription Agreement to participate in the DRP. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Under the DRP, the Funds’ distributions to Shareholders are reinvested in full and fractional shares. See “Distribution Policy—Dividend Reinvestment Policy.”

Description of Capital Structure and Shares

Each Fund’s Declaration of Trust (each, a “Declaration of Trust”) authorizes the issuance of an unlimited number of full and fractional Shares of each Fund, each of which represents an equal proportionate interest in each Fund with each other Share. Currently, each Fund offers one class of Shares. Each Declaration of Trust provides that the Board may create additional classes of Shares. Share certificates representing Shares will not be issued. Each Fund’s Shares, when issued, are fully paid and non-assessable. Each Fund does not intend to hold annual meetings of its Shareholders.

U.S. Federal Income Tax Matters	Each Fund intends to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Each Fund’s fiscal year end is September 30. Please see the section entitled “U.S. Federal Income Tax Matters” for a discussion of important tax information.

THE FUNDS

The Auction Feeder Fund, which is registered under the 1940 Act as a non-diversified, closed-end management investment company, was organized as a Delaware statutory trust company on October 7, 2021. The Tender Feeder Fund, which is registered under the 1940 Act as a non-diversified, closed-end management investment company, was organized as a Delaware statutory trust company on November 4, 2021. Each Feeder Fund’s principal office is located at 11911 Freedom Drive, Suite 730, Reston, VA 20190, and its telephone number is 877-600-3573. Each Feeder Fund invests all or substantially all of its assets in Shares of the Master Fund. The Master Fund is a diversified, closed-end management investment company, organized as a Delaware statutory trust company on November 4, 2021 and registered under the 1940 Act. Investment advisory services are provided to the Funds by the Adviser pursuant to an investment advisory agreement entered into between each Fund and the Adviser (the “Investment Advisory Agreement”). The individuals who serve on the Board (“Trustees”) are responsible for monitoring and overseeing the investment program of the Funds.

STRUCTURE

Each Fund is a specialized investment vehicle that incorporates both features of a private investment fund that is not registered under the 1940 Act and features of a closed-end investment company that is registered under the 1940 Act. Private investment funds, such as Private Markets Investment Funds, are collective asset pools that typically offer their securities privately, without registering such securities under the 1933 Act. Securities offered by private investment funds typically are sold in large minimum denominations (often at least $5 million to $20 million) to a limited number of institutional investors and high net worth individuals. Registered closed-end investment companies, such as the Funds, often impose relatively modest minimum investment requirements and offer their shares to a broader range of investors, as compared to private investment funds. The managers of private investment funds are generally compensated through asset-based fees and incentive-based/carried interest allocations. Advisers to registered closed-end funds, such as the Adviser, typically are compensated through asset-based fees.

The Funds are designed to allow Eligible Investors to participate in an investment program that invests in private market strategies without requiring, among other things, investors to commit the more substantial minimum investments required by many private investment funds, without subjecting the Funds to the same restrictions on the number of Eligible Investors as are imposed on many of those private investment funds, and at the same time providing the potential for a higher degree of liquidity than provided by private investment funds.

During the first 12-18 months of the Auction Fund’s operations, investors will be able to purchase Auction Fund Shares directly from the Auction Fund. The Auction Fund intends to offer Shares without limiting the number of Eligible Investors that can participate in its investment program, unlike many private investment funds. Shares of the Tender Offer Fund are made available only to existing Shareholders of the Auction Fund in exchange for their Auction Fund Shares. The procedures pursuant to which investors can purchase Shares of the Auction Fund and exchange Shares of the Auction Fund for Shares of the Tender Offer Fund are discussed below in the “Purchase and Exchange of Shares” section of this Prospectus. The procedures pursuant to which investors that have exchanged their Auction Fund Shares for Tender Offer Fund Shares can participate in Tender Offer Fund offers to repurchase such shares are discussed below in the “Repurchase and Transfer of Shares” section of this Prospectus. This structure is intended to comply with the exemptive order received by the Nasdaq Fund Secondaries from the SEC that grants a limited exemption from Rule 102 of Regulation M (the “Nasdaq Fund Secondaries Exemptive Order”) to facilitate the auction process. In addition to complying with the conditions set forth in the Nasdaq Fund Secondaries Exemptive Order, any tender offers made by the Tender Offer Fund will comply with Rule 13e-4 under the 1934 Act.

Beginning approximately 12-18 months following the date the Auction Fund commences operations, as described further below, any purchase orders received by the Auction Fund in Good Order (as defined below) will be directed by the Auction Fund to the Nasdaq Fund Secondaries auction platform to be matched, in Nasdaq’s sole discretion, with unexecuted sell interest remaining after the auction. No fees or commissions will be charged to Shareholders to participate in the monthly auctions to offer their shares or to exchange their Auction Fund Shares for Tender Offer Fund Shares. To the extent these purchase orders exceed such unexecuted sell interest, the Auction Fund will execute these purchase orders at the Fund’s most recently calculated NAV.

SUMMARY OF FEES AND EXPENSES

The following table illustrates the fees and expenses that the Auction Fund expects to incur and that Shareholders can expect to bear directly or indirectly. Shareholders will directly bear the expenses of the Auction Fund and indirectly bear fees and expenses of the Master Fund, which are reflected in the following chart and in the example below.

Annual Expenses (as a percentage of the Fund’s average net assets)
Management Fee (1)	0.50%
Other Expenses (2)	2.79%
Acquired Fund Fees and Expenses (3)	1.25%
Total Annual Fund Expenses	4.54%

(1)	This fee is paid to the Adviser at the Master Fund level. The Master Fund pays the Adviser a fee (the “Management Fee”), accrued daily and payable monthly, at the annual rate of 0.50% of the Master Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Master Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes), calculated before giving effect to any repurchase of shares on such date. Through its investment in the Master Fund, each Feeder Fund bears a proportionate share of the investment management fee paid by the Master Fund to the Adviser in consideration of the advisory and other services provided by the Adviser to the Master Fund.

(2)	Other Expenses are based on estimated amounts for the current fiscal year and include all direct operating expenses of the Fund, including a fee of 0.15% of average daily net assets payable to Nasdaq Fund Secondaries (which amount may be lower in any particular year), and all indirect operating expenses that the Fund bears through its investment in the Master Fund. Other Expenses include the Fund’s organization and offering fees and expenses.

(3)	Includes the estimated fees and expenses of the Private Markets Investment Funds in which the Master Fund intends to invest, based upon estimated net assets of the Fund of $50 million during the Fund’s first 12 months of operations. Some or all of the Private Markets Investment Funds in which the Master Fund intends to invest charge carried interests, incentive fees or allocations based on the Private Markets Investment Funds’ performance. The Private Markets Investment Funds in which the Master Fund intends to invest generally charge a management fee of 1.00% to 2.00%, and approximately 15% to 20% of net profits as a carried interest allocation. The “Acquired Fund Fees and Expenses” disclosed above are based on historic fee information of the Private Markets Investment Funds in which the Master Fund anticipates investing, which may change substantially over time and, therefore, significantly affect “Acquired Fund Fees and Expenses.” The expense shown as “Acquired Fund Fees and Expenses” reflects operating expenses of the Private Markets Investment Funds (e.g., management fees, administration fees and professional and other direct, fixed fees and expenses of the Private Markets Investment Funds) after refunds, excluding any performance-based fees or allocations paid by the Private Markets Investment Funds that are paid solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in-kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Private Markets Investment Funds.

Example

You would pay the following fees and expenses on a $1,000 investment, assuming a 5.00% annual return, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$455	$1,371	$2,296	$4,646

The example is based on the fees and expenses set forth in the table above, and should not be considered a representation of future expenses. Actual Fund expenses may be greater or less than those shown (and “Acquired Fund Fees and Expenses” also may be greater or less than that shown). Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example. If the Private Markets Investment Funds’ actual rates of return exceed 5%, the dollar amounts could be significantly higher as a result of the Private Markets Investment Funds’ incentive fees.

USE OF PROCEEDS

The proceeds from the sale of Shares of the Auction Fund will be invested in the Master Fund as soon as practical. Under normal circumstances, the Master Fund will invest the proceeds it receives from the Auction Fund to pursue its investment program and objectives as soon as practicable (but not in excess of six months), consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by the Auction Fund. Pending such investment, the Fund anticipates that it will invest the proceeds in short-term money market instruments, securities with remaining maturities of less than one year, cash or cash equivalents. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to Shareholders or result in a distribution consisting principally of a return of capital. Tender Offer Fund Shares are only available to Auction Fund Shareholders that desire to exchange their Auction Fund Shares for Tender Offer Fund Shares in order to participate in Tender Offer Fund repurchase offers, as discussed in greater detail below under “Exchanges from Auction Fund to Tender Offer Fund.”

The Master Fund will pay the Adviser the full amount of the Management Fee, to which each Feeder Fund and its Shareholders are indirectly subject, during any period prior to which less than all of the Master Fund’s assets (including any proceeds received by the Master Fund from the offering of Auction Fund Shares) are invested in Portfolio Investments.

INVESTMENT PROGRAM

Investment Objective and Policies

Each Fund’s investment objective is to seek to provide total return. In pursuing its investment objective, each Feeder Fund invests substantially all of its assets in the Master Fund. The Master Fund has the same investment objective as each Feeder Fund. The investment objective of each Fund is non-fundamental and, therefore, may be changed without Shareholder approval.

Portfolio Investments

The Adviser will seek to achieve each Fund’s investment objective by investing in income-producing assets and assets selected for long-term capital appreciation. The Adviser intends to invest the Master Fund’s assets primarily in a diversified portfolio of investments, including a mix of liquid, traditional equity and fixed income investments as well as less liquid, alternative and non-traditional investments (collectively, “Portfolio Investments”).

In general, the Fund’s Portfolio Investments are expected to include the following types of investments, both liquid and illiquid: (i) U.S. and non-U.S. equity investments, without limitation on an issuer’s capitalization size or specific markets or sectors; (ii) REITs and other real estate investments; (iii) energy and natural resource investments, including, but not limited to MLPs, oil and gas funds and other energy and natural resource funds, (iv) commodity investments, including, but not limited to, commodity pools and precious metals; (v) absolute return investments, including but not limited, to managed futures funds, hedge funds and other absolute return investment vehicles; (vi) U.S. and non-U.S. fixed income investments, including, but not limited to, notes, bonds, and asset-backed securities; and (vii) funds (including privately offered pooled investment vehicles, such as hedge funds, which are issued in private placements to investors that meet certain suitability standards (“Private Markets Investment Funds”)) that provide exposure to the investments in (i) through (vi). In general, the Adviser will seek to allocate the Fund’s assets to benefit from the performance of various sectors, investment styles and industries. In selecting securities for investment, the Adviser will assess the likely risks and returns of the different alternative investment opportunities and evaluate the potential correlation among the investments under consideration. The Adviser will generally seek to invest in securities whose expected risk-adjusted returns are determined to be attractive and are likely to have low correlations among each other. The Fund may also enter into short sales on equity securities that the Adviser believes will underperform the market. Short sales may be done for investment or hedging purposes.

Asset Classes and Instruments. The Fund may gain exposure to the following asset classes through investments in the instruments listed below, subject where noted to certain percentage limits:

1. Equities:

a) U.S. publicly traded equity securities,

b) Foreign developed market publicly traded equity securities, and

c) Emerging market publicly traded equity securities.

2. Private Equity:

a) U.S. and non-U.S. direct private equity investments (including investments in private debt and loans to private entities), without limitation on an issuer’s capitalization size or specific markets or sectors,

b) U.S. and non-U.S. private equity funds (subject to percentage limits on Private Markets Investment Funds)

3. Real Estate:

a) Publicly-traded and non-traded REITs,

b) Real estate funds, including real estate partnerships, and

c) Direct holdings of real property acquired through entities owned or controlled directly or indirectly by the Fund, including one or more entities that qualify as a REIT for federal income tax purposes such as the REIT Subsidiary.

4. Energy and Natural Resources:

a) MLPs,

b) Oil and gas funds, and

c) Other energy and natural resource funds.

5. Commodities:

a) Commodity pools,

b) Commodity futures,

c) Commodity-linked structured notes,

d) Swap contracts, and

e) Precious metal holdings.

6. Absolute Return Investments: Subject to percentage limits on Private Markets Investment Funds:

a) Hedge funds,

b) Managed futures funds, and

c) Other absolute return investment vehicles, including registered investment companies pursuing absolute return strategies.

7. Fixed Income:

a) U.S. fixed income securities,

b) Foreign developed market fixed income securities, and

c) Emerging market fixed income securities.

Limitations Involving Asset Classes, Industries and Investment Funds

Foreign Investments:

●	No more than 75% of the Fund’s total assets (inclusive of developed and emerging markets).

●	Emerging Markets – The Fund may not invest more than 50% of its total assets in investments in emerging markets.

Derivatives:

●	Derivative instruments in which the Fund may invest include, but are not limited to, options, futures contracts, forward futures contracts and options on futures contracts.

●	The Fund may invest in derivatives for various portfolio management purposes, including, but not limited to, reducing transaction costs, increasing overall liquidity of the Fund, gaining exposure to certain asset classes and to mitigate risks.

Investment Funds: The Fund may invest in eligible asset classes and securities through ETFs, closed-end funds, open-end funds (mutual funds), managed futures funds, commodity pools and other publicly and privately offered pooled investment vehicles (collectively, “Investment Funds”), including Private Markets Investment Funds.

●	Private Markets Investment Funds - The Fund will limit its investments in all Private Markets Investment Funds to no more than 50% of its net assets. Private Markets Investment Funds include Private Investment Companies (as defined below).

●	Private Investment Companies - These are Private Markets Investment Funds that are excluded from the definition of “investment company” under the 1940 Act, solely by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act. The Fund will limit its investments in Private Investment Companies to no more than 15% of its net assets.

●	For purposes of compliance with limits on Private Markets Investment Funds and Private Investment Companies, the Fund will look through its wholly-owned subsidiaries and count their underlying holdings.

●	Generally, Investment Funds that invest predominantly in a particular asset class are considered an investment in that asset class for the purposes of the Fund’s allocation limits.

Wholly-Owned Subsidiaries:

REIT Subsidiaries

●	Direct real estate holdings will generally be held through entities wholly-owned or controlled, directly or indirectly, by the Fund that qualify as a REIT for federal income tax purposes (a “REIT Subsidiary”).

●	The Fund may invest up to 25% of its total assets in a REIT Subsidiary subject to the overall limitation on real estate and the overall limitation on wholly-owned Subsidiaries.

Corporate Subsidiaries (Domestic Private Equity/Oil & Gas)

●	Certain domestic private equity and domestic oil and gas investments may be held through one or more U.S. entities that are taxable as corporations under Subchapter C of the Code that are wholly-owned, directly or indirectly, by the Fund (“Corporate Subsidiaries”).

●	The Fund may invest up to 25% of its assets in a Corporate Subsidiary that invests in domestic oil and gas investments subject to the limitations on commodity investments and energy and natural resources investments.

●	The Fund may invest up to 25% of its assets in a Corporate Subsidiary that invests in domestic private equity.

●	Because any Corporate Subsidiary through which the Fund invests in private equity or private oil and gas investments is treated as a regular taxable corporation for U.S. federal income tax purposes, any Corporate Subsidiary will incur tax expenses. This is different than a typical registered investment company that qualifies for the tax treatment available to a RIC under the Code. The return on investments held in Corporate Subsidiaries will be reduced by the taxes paid.

All Wholly-Owned Subsidiaries will comply with the provisions of the 1940 Act regarding investment policies. Any investment adviser to a Wholly-Owned Subsidiary will comply with the provisions of the 1940 Act relating to investment advisory agreements as if it were an investment adviser to the Fund. Each Wholly-Owned Subsidiary will comply with the provisions of the 1940 Act relating to affiliated transactions and custody of assets.

In applying these allocation limits, the Adviser also will take into account the requirement for qualifying to be taxed as a RIC under the Code.

REIT Subsidiaries. As noted above, the Fund may invest up to 25% of its total assets in one or more REIT Subsidiaries also managed by the Adviser which invests through wholly-owned special purpose companies in direct real estate properties. Investment through a REIT Subsidiary involves risks, including the risk that failure of the REIT Subsidiary to qualify as a REIT will have adverse tax consequences on the REIT Subsidiary and may adversely affect the performance of the Fund, which are more fully described in “Principal Risks—REIT Subsidiary Risk” section of this Prospectus.

To qualify as a REIT, a REIT Subsidiary must satisfy a number of requirements on a continuing basis, including requirements regarding the composition of its assets, sources of its gross income, distributions and stockholder ownership. Since certain activities, if performed by the REIT Subsidiary, may generate non-qualifying gross income, the REIT Subsidiary may form taxable REIT subsidiaries, as defined in the Code, to engage in such activities. While REITs generally are not taxed on income they distribute to their shareholders, even if the REIT Subsidiary qualifies for taxation as a REIT, it may be subject to certain federal, state and local taxes on its income and assets, including taxes on any undistributed income, a 100% tax on gains from “prohibited transactions” (sales of dealer properties), tax on income from some activities conducted as a result of a foreclosure, and state or local income, property and transfer taxes. If, for any taxable year, the REIT Subsidiary does not qualify as a REIT, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends (generally qualified dividend income for non-corporate shareholders) to the extent of the REIT’s current and accumulated earnings and profits.

Corporate Subsidiaries. U.S. private equity investments, including U.S. private equity funds, and U.S. private oil and gas investments, including U.S. private oil and gas funds, may be held through one or more Corporate Subsidiaries also advised by the Adviser. The Fund may invest up to 25% of its total assets in one or more Corporate Subsidiaries that primarily invest in U.S. private equity investments, including direct investments in U.S. private equity as well as U.S. private equity funds, and up to 25% of its total assets in one or more Corporate Subsidiaries that primarily invest in U.S. private oil and gas investments, including direct investments in U.S. oil and gas as well as U.S. private oil and gas funds. The Fund reserves the right to include non-U.S. investments in such Corporate Subsidiaries as well. Because any Corporate Subsidiary through which the Fund invests in private equity or private oil and gas funds is treated as a regular taxable corporation for U.S. federal income tax purposes, any Corporate Subsidiary will incur tax expenses. The returns on investments held in Corporate Subsidiaries will be reduced by the taxes paid. In calculating its daily net asset value, the Fund will, among other things, account for any Corporate Subsidiary’s deferred tax liability and/or asset balances.

All wholly-owned Subsidiaries. The Fund will consolidate all of its wholly-owned Subsidiaries such as any REIT Subsidiary or Corporate Subsidiary as required under GAAP. To preserve its status as a diversified investment company, the Fund will invest no more than 25% of its assets in wholly-owned Subsidiaries, including Corporate Subsidiaries and REIT Subsidiaries. All Wholly-Owned Subsidiaries will comply with the provisions of the 1940 Act regarding investment policies. Any investment adviser to a Wholly-Owned Subsidiary will comply with the provisions of the 1940 Act relating to investment advisory agreements as if it were an investment adviser to the Fund. Each Wholly-Owned Subsidiary will comply with the provisions of the 1940 Act relating to affiliated transactions and custody of assets.

The SAI contains a list of other fundamental and non-fundamental investment policies of the Fund under the heading “Investment Objective and Policies.”

Leverage

The Fund may employ leverage, including borrowing from banks in an amount of up to 33% of the Fund’s assets (defined as net assets plus borrowing for investment purposes). The Fund is authorized to borrow money in connection with its investment activities, subject to the limits of the asset coverage requirement of the 1940 Act. The Fund also may borrow money to satisfy repurchase requests from Fund shareholders and to otherwise provide the Fund with temporary liquidity. The 1940 Act requires a RIC to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, and measured at the time indebtedness occurs. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. In addition, certain Investment Funds may utilize leverage in their investment programs. Such leverage may take the form of loans for borrowed money, trading on margin or other forms of direct and indirect borrowings, or derivative instruments, including, among others, forward contracts, futures contracts, options, swaps and reverse repurchase agreements, and other instruments and transactions that are inherently leveraged. The Fund’s use of leverage can produce “unrelated business taxable income,” which can pose a meaningful problem for tax-exempt shareholders.

Temporary Investments

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempts to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. government, its agencies or instrumentalities. In these and other cases, the Fund may not achieve its investment objectives. The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s portfolio manager are subjective.

Other Information Regarding Investment Strategy

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. It is anticipated that the Fund’s portfolio turnover rate will ordinarily be between 25 and 50%. The portfolio turnover rate is not expected to exceed 100% but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover typically result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See “Tax Status” in the SAI.

There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income. See “U.S. Federal Income Tax Matters.”

Investment Allocation and Portfolio Construction

The Fund pursues its investment objective by allocating its assets to build a broad portfolio consisting primarily of the following asset classes: (1) U.S. and non-U.S. equity securities, including, (2) real estate investments, (3) commodity and precious metal investments, (4) energy and natural resource investments, (5) absolute return investments, and (6) U.S. and non-U.S. fixed income securities. The Fund focuses on maintaining a high level of diversification, utilizing multiple investment strategies for each asset class. The Fund emphasizes low expected performance correlation between these six asset classes and where possible, reduced correlation across strategies within an asset class.

The Fund’s equity securities allocation will be based on the Adviser’s near- and long-term performance expectations of the securities. Primary factors influencing these expectations include: (1) current market valuations, (2) earnings expectations, (3) current and expected interest rates and (4) inflation expectations. In making its equity securities allocation decisions, the Adviser will consider the relative opportunities of equity securities compared to other investment classes and will adjust its allocation to equity securities generally and within sub-categories of equity securities, such as U.S., developed non-U.S., and emerging market equity securities. Absolute and relative valuations throughout global equity markets will affect the aggregate equity securities allocation as well as allocations to specific sub-sectors and strategies. Specific equity strategies and allocation targets will be determined based on expectations regarding future market segments, management strength, and expected diversification benefits. The Fund may also enter into short sales on equity securities that the Fund’s Adviser expects to underperform. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at or prior to the time of replacement. Short sales may be done for investment or hedging purposes.

The Fund’s real estate allocation will be dependent on current valuations of real estate and the availability of particular real estate investment programs to provide the Fund with exposure to real estate with desired characteristics. The Adviser will evaluate real estate investment programs based on their ability to generate attractive returns and their relative risk/return profiles.

The commodities and precious metals allocation will be influenced by various factors such as global growth projections, expected global demand across sectors, secular pricing trends, access to specific commodities and precious metals, and availability of desirable investment vehicles. Expectations of rising prices and an acceptable means of investment are both key factors in increasing or decreasing allocations to this sector. A pure play (ownership of companies that are active within particular natural resource sectors) to commodities may also be used to secure exposure.

The Fund’s energy and natural resources allocation will target diverse sub-segments of energy and natural resources through various investment vehicles. It is expected that both tradable and non-tradable investment opportunities will be pursued as part of the overall strategy of securing exposure to multiple segments while also seeking to take advantage of characteristics of different investment structures. Factors such as long-term energy trends and expected pricing movements of particular energy forms and natural resources will be considered along with the desirability of specific investment vehicles.

The Fund’s absolute return investments allocation will be added with an emphasis on reducing overall portfolio volatility through lower cross-correlation with other portfolio holdings, and secondarily, lower cross-correlation amongst the individual investments and investment vehicles. It is expected that a variety of strategic approaches will be targeted for investment.

The Fund’s fixed income securities allocation will be based on the Adviser’s expectations regarding future interest rates. Because fixed income investments provide unique diversification benefits, the Adviser intends to purchase liquid fixed income securities, which may be used to satisfy the Fund’s liquidity requirements. See “Repurchases of Shares.” The relative attractiveness of equity and fixed income securities will influence the Fund’s allocation to the remaining investment classes.

The Fund may invest in the following types of securities, subject to certain limitations as set forth below. The Fund is under no obligation to invest in any of these securities.

Equity Investments

U.S. Equities. The Fund’s investments in U.S. equities will consist primarily of investments in publicly-traded equity securities issued by U.S. companies, without limitation on an issuer’s capitalization size or specific markets or sectors. These securities typically trade on the New York Stock Exchange (the “NYSE”) or the NASDAQ Stock Market (“NASDAQ”), although they may trade on other exchanges and markets as well. These investments may also include Investment Funds whose portfolios consist of securities issued by U.S. companies.

Foreign Developed Market Equities. The Fund’s investments in foreign developed market equities will consist primarily of publicly-traded equity securities issued by non-U.S. companies that are domiciled in industrialized countries with growth rates and economic activity similar to the U.S. These investments may include ADRs of non-U.S. companies, which are receipts for the shares of non-U.S. companies held in trust by U.S. banks and entitling the shareholders to all distributions and capital gains. ADRs are available for hundreds of stocks from numerous countries and are traded on U.S. exchanges. These investments may also include Investment Funds whose portfolios consist of securities issued by non-U.S. companies.

Emerging Market Equities. The Fund’s investments in emerging market equities will consist of publicly-traded equity securities issued by non-U.S. companies in “emerging markets,” or those countries that are experiencing higher growth rates that are expected to continue for the foreseeable future and whose economies are becoming industrialized. To achieve an appropriate level of diversification, the Fund may employ several international equity asset managers, each of which may focus on a particular country or region of the world. These investments may also include ADRs and Investment Funds whose portfolios consist of securities issued by non-U.S. companies.

Private Equity Investments. The Fund’s investments in private equity may consist of private equity funds and direct investments in private companies. Private equity investing provides funds to private companies, i.e., companies that are not listed on a stock exchange. Because these companies’ securities are not publicly traded, they are illiquid and therefore may be difficult to sell should the private equity fund seek to sell them prior to a scheduled liquidity event. Types of private equity funds are venture capital funds, which invest in the early stages of a company’s operations during its “start-up” phase, growth equity funds, which invest in existing companies with proven business models, good customer bases, and positive cash flow generation or profits, buyout funds, which invest in established companies requiring capital to restructure or facilitate a change in ownership, and distressed investing funds, which specialize in purchasing the debt or equity of troubled companies that may have defaulted or are on the brink of defaulting. The Fund may invest in any of these types of private equity funds. The Fund may acquire its private equity investments through Corporate Subsidiaries. The Fund intends to qualify as a RIC under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income and diversification of its assets. The Fund’s investments in private equity investments that in turn invest in medium or small capitalization companies that are not formed as corporations can cause challenges for the Fund to comply with these requirements because such investments may not be qualifying assets and may not produce qualifying income.

Real Estate Investments

REITs and Real Estate Funds. The Fund’s investments in REITs and real estate funds will consist of securities that qualify as REITs for U.S. federal income tax purposes. The Fund may invest in both REITs that are listed on a national securities exchange (“Listed REITs”) and REITs that are not listed on a national securities exchange (“Non-Listed REITs”). The Fund will use both macro and micro criteria in its evaluation of Listed REITs. Macro criteria include the relative attractiveness of Listed REITs to the broader market, the impact of the debt capital markets and the supply and demand of commercial real estate overall and the Listed REIT’s specific property types. The micro criteria include the attractiveness of the targeted property type for the REIT, the quality and historical success of management, relative multiples and analysis of the REIT’s yield, whether the Listed REIT is trading at a discount or premium to its NAV and other factors. The Fund will use management and operational analysis in its evaluation of Non-Listed REITs. The management analysis will include evaluating the strength of the Non-Listed REIT’s sponsor and its management team. The operational analysis will include a review of the investment merits of each property type, stability of income, distribution yield and distribution coverage.

Real Estate Limited Partnerships. The Fund may invest in real estate limited partnership interests. These partnership interests are typically securities issued in private placements, meaning that the securities are not registered with the SEC or traded on a national securities exchange, and are only sold to investors meeting certain income or net worth requirements. These partnerships offer the opportunity to generate attractive returns but without the liquidity or required distributions offered by REITs. These partnerships may include a single property or multiple properties as their assets.

Direct Holdings of Real Property. The Fund may make direct investments in all types of commercial real properties, including retail, industrial and office properties. These investments may be, but need not be required to be, made through the REIT Subsidiary. The Fund will seek to acquire properties that will produce attractive returns and potential income with the potential for appreciation in value upon the disposition of a property. The Fund will acquire its properties through entities owned or controlled directly or indirectly by the Fund, including one or more entities that qualify as a REIT for federal income tax purposes such as the REIT Subsidiary. For purposes of complying with the leverage limitations of Section 18 of the 1940 Act, the Fund will treat as its own the borrowings of any entity primarily controlled by the Fund that engages in investment activities in securities or other assets. An entity is “primarily controlled” by the Fund if the Fund has control, as defined in Section 2(a)(9) of the 1940 Act, and the Fund’s control is greater than that of any other person.

Commodities, Energy and Natural Resources

Commodity Investments. The Fund will gain exposure to the commodity sectors by investing in (1) the securities of companies that have a major portion of their operations in the exploration, recovery, production and processing of commodities (“Commodity Issuers”) and (2) commodity-linked derivative instruments, such as swap agreements, commodity futures, commodity-based exchange-traded funds, commodity-linked structured notes and swaps on commodity futures (collectively, the “Commodity Instruments”), either by investing directly in those Commodity Instruments, or indirectly by investing in the Corporate Subsidiary that invests in those Instruments. The Fund may invest in Commodity Issuers and Commodity Instruments listed on U.S. or non-U.S. exchanges, some of which could be denominated in currencies other than the U.S. dollar. The Fund’s investment in the Commodity Issuers and Commodity Instruments provides the Fund with exposure to the investment returns of the commodity sectors without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals and agricultural products. There is no maximum or minimum exposure to any one Commodity Instrument or any one commodity sector. The Fund intends to qualify as a RIC under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income and diversification of its assets. The Fund’s investments in commodities can cause challenges for the Fund to comply with these requirements because such investments are generally not qualifying assets and may not produce qualifying income.

Precious Metals. The Fund’s precious metals investments will include investments in companies that are involved in the mining of or exploration for precious and rare metals and minerals, including gold, silver, platinum and diamonds, as well as nickel, copper, zinc or other base or common metals or minerals. The Fund may also make direct investments in both precious and base metals or minerals, or may make such investments through Investment Funds whose portfolios consist of direct investments in such metals or minerals, futures contracts on such metals or related options or securities issued by companies involved in the mining of or exploration of metals and minerals.

Energy and Natural Resources Investments. The Fund may invest in multiple energy asset classes, including in publicly-traded securities issued by companies engaged in the exploration, mining, development, fabrication, processing, marketing or distribution of natural resources in the energy sector, including investments in oil and gas. These investments may take the form of long/short equities trading, commodities investments and precious metal investments as described above, MLPs and Investment Funds investing in oil, gas and other energy and natural resources. The Fund may acquire Investment Funds investing in oil, gas and other energy and natural resources through Corporate Subsidiaries.

Master Limited Partnerships. The Fund may invest in MLPs directly and may invest indirectly by investing in Investment Funds that invest in MLPs. MLPs are entities that are structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To avoid taxation as a corporation, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. Limited partnerships have two classes of interests – general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the limited partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

MLPs organized as limited partnerships generally have two classes of limited partner interests – common units and subordinated units. The general partner of the MLP is typically owned by an energy company, an investment fund, the direct management of the limited partnership or is an entity owned by one or more of such parties. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights (“IDRs”), in addition to its general partner interest in the MLP.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. Whenever a distribution is paid either to common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, increase capital expenditures and acquire assets to increase the partnership’s cash flow and raise the quarterly cash distribution to reach higher tiers. Such results benefit all security holders of the master limited partnership.

Absolute Return Investments

Managed Futures. Managed futures funds are managed by professional money managers known as “commodity trading advisors” that are registered with the CFTC. They generally manage their clients’ assets using a proprietary trading system or a discretionary method that may involve going long or short in futures contracts in a variety of commodities. The Fund may allocate a portion of its assets in one or more managed futures funds with a single or multiple commodity trading advisors.

Hedge Funds. Hedge funds are Private Markets Investment Funds usually structured as private partnerships that investment managers organize and manage. These funds pursue very diverse strategies and are distinguished from other pooled investment products primarily by their availability to a limited number of select investors, by agreements that lock up the investors’ capital for fixed periods, and by their managers’ performance-based compensation. They may also be distinguished by their use of strategies beyond the scope of most mutual funds. Examples of specialized hedge fund strategies include, but are not limited to equity market neutral, which seeks to purchase and sell equity securities in an attempt to isolate risk to the relative value of one security or basket of securities, convertible arbitrage, which involves the purchase of convertible debt or preferred equity investment concurrent with the short sale of, or a short on an over-the-counter derivative position in the common stock of the issuer of such debt, volatility arbitrage, which entails the use of derivative instruments and can be used on both a stand-alone basis or as a hedging strategy in conjunction with other investment strategies, or fixed income or credit arbitrage, which is designed to identify and exploit anomalous spreads in the prices of functionally equivalent or substitutable securities. The Fund may invest in any of these types of hedge funds.

Fixed Income Investments

U.S. Bonds. The Fund’s investments in U.S. bonds will include bonds, notes and debentures issued by publicly-traded and private corporations, debt securities issued by the U.S. government or agency thereof, or debt securities issued by a municipality. The Fund will utilize its investments in U.S. bonds for income, defensive portfolio measures or to maintain liquidity. These investments may also include Investment Funds, whose portfolios consist of U.S. bonds.

Foreign Developed Market Bonds. The Fund’s investments in foreign developed market bonds will include bonds, notes and debentures issued by non-U.S. publicly-traded and private corporations, debt securities issued by a non-U.S. government or agency thereof, or debt securities issued by a non-U.S. municipality. The Fund will utilize its investments in foreign developed market bonds for income, defensive portfolio measures or to maintain liquidity. The issuers of these bonds will be domiciled in industrialized countries with growth rates and economic activity similar to the U.S. These investments may also include Investment Funds whose portfolios consist of foreign developed market bonds.

Emerging Market Bonds. The Fund’s investments in emerging markets bonds will include bonds, notes and debentures in which the issuer is domiciled in an “emerging market.” These bonds, notes and debentures will be issued by non-U.S. publicly-traded and private corporations, debt securities issued by a non-U.S. government or agency thereof, or debt securities issued by a non-U.S. municipality. The Fund will utilize its investments in emerging market bonds for capital appreciation. These investments may also include Investment Funds whose portfolios consist of emerging market bonds.

Real Estate Collateralized Debt. The Fund’s real estate collateralized debt investments will include investments in REITs and other real estate investment vehicles that hold commercial mortgage-backed securities (“CMBS”), or collateralized debt obligations (“CDOs”). CMBS are securities that evidence interests in, or are secured by, a single commercial mortgage loan or a partial or entire pool of commercial mortgage loans. CMBS can be structured as pass-through securities or securities in which cash flows are distributed to multiple classes of securities following a predetermined distribution waterfall, giving priority to selected classes and subordinating other classes. CDOs are multiple class debt securities, or bonds, secured by pools of assets, such as CMBS or mezzanine loans. CDOs may direct all interest payments to one class of security (called an interest only security) and all principal payments, including pre-paid principal, to another class of security. CDOs are typically issued in multiple tranches with varying risk/reward attributes in which some classes are subordinate to others in priority of payment. Both CMBS and CDOs are subject to all of the same risks as the underlying real estate assets.

Mezzanine Debt. The Fund’s mezzanine debt investments will include loans that generally take the form of a subordinated loan secured by a pledge on the ownership interests of an entity that owns commercial real estate, and generally finance the acquisition, refinancing, rehabilitation or construction of commercial real estate. These loans are subordinate to both first and subordinated mortgage loans, as described below, and thereby have more limited rights in the event of a default by virtue of their position in a borrower’s capital structure. This position, however, provides the potential for superior risk-adjusted returns during the term of the loan and at payoff. The Fund’s mezzanine loans may be either short-term (one-to-five year) or long-term (up to 10-year) and may be fixed or floating rate.

Distressed Debt. The Fund’s investments in distressed debt will include investing in the debt of companies experiencing significant financial or operational difficulties that often lead to exchange offers, workouts, financial restructuring, reorganization or special credit event-related situations. These securities generally trade at significant discounts to par value because of these difficulties and because certain classes of investors are precluded, based on their investment mandates, from holding low-credit instruments.

Convertible Debt. The Fund’s investments in convertible debt will include the purchases of convertible debt or preferred equity investments (an instrument that is effectively a bond or has a fixed obligation of repayment with an embedded equity option, non-detachable warrants or an equity-linked or equity-indexed note). Investment returns are driven by a combination of an attractive coupon or dividend yield, interest on the short position and the level of the underlying stock’s volatility (which directly affects the option value of the security’s conversion feature).

Investment Funds

Exchange Traded Funds (“ETFs”). The Fund may invest its assets in ETFs that invest primarily in the securities and asset classes discussed above subject to the Fund’s investment restrictions. ETFs are typically passive funds that track their related index and have the flexibility of trading like a security. ETFs are usually structured as trusts and are managed by professionals and provide the investor with diversification, cost and tax efficiency and liquidity. ETF investors have the ability to take long and short positions in ETFs and buy them on margin. ETFs are also useful for hedging purposes, and some provide quarterly dividends. Additionally, some ETFs are structured as unit investment trusts, which are funds that are not actively managed; instead, these funds hold a fixed portfolio of securities or assets and are overseen by trustees. These types of ETFs are usually registered under the 1940 Act. Some ETFs, however, may be grantor trusts which are not typically registered under the 1940 Act. An ETF typically holds a portfolio of securities or contracts designed to track a particular market segment or index.

ETFs generally have two markets. The primary market consists of institutions that exchange a basket of securities plus cash in the form of dividends in exchange for shares of the ETF. The baskets, or units, are frequently large; a typical unit is equivalent to 50,000 ETF shares. The secondary market consists of an organized exchange such as a national securities exchange in which individuals may trade shares, often as little as a single share, during normal trading hours. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. Usually, the trading price is close to the ETF’s NAV because ETFs permit certain financial institutions, called “authorized participants,” to deposit and redeem shares in-kind rather than in cash, to avoid an arbitrage opportunity. This is different from open-end funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds.

Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. ETFs also are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest exclusively in stocks and bonds. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.

Closed-End Funds. The Fund may invest its assets in “closed-end” investment companies (or “closed-end funds”) that invest primarily in the securities and asset classes discussed above, subject to the Fund’s investment restrictions. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. These closed-end funds then use the proceeds from the initial public offering to purchase securities or other assets.

Such securities are listed for trading on the NYSE or NASDAQ and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company, investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

Open-End Funds (mutual funds). Open-end funds, unlike closed-end funds, can issue and redeem shares as necessary; when investors wish to invest, the fund issues new shares in exchange for cash. When existing investors wish to redeem shares, the fund repurchases these shares and pays the investors cash. The Fund may invest in investment companies such as open-end funds that invest primarily in the securities and asset classes discussed above, subject to the Fund’s investment restrictions.

Private Markets Investment Funds. The term “privately offered pooled investment vehicles” or “Private Markets Investment Funds” as used throughout this Prospectus, refers to privately offered pooled investment vehicles, such as hedge funds, private equity funds, that are issued in private placements to investors that meet certain suitability standards. In general, these interests are subject to underlying lock-ups, are not freely tradable and/or have substantial transfer restrictions and no active trading market but may have certain rights as to redemption. The Fund will limit its investments in Private Markets Investment Funds that are excepted from the definition of “investment company” under the 1940 Act solely by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (“Private Investment Companies”), to no more than 15% of the Fund’s total assets. The Fund will limit its investments in all Private Markets Investment Funds to no more than 50% of its total assets. The Fund’s wholly-owned subsidiaries, such as the REIT Subsidiary and Corporate Subsidiaries are not considered Private Markets Investment Funds for purposes of this limitation. Rather, the Fund will look through these entities and to their underlying holdings for purposes of compliance with this limit.

TYPES OF INVESTMENTS AND RELATED RISKS

The value of a Feeder Fund’s net assets may fluctuate in response to fluctuations in the value of the Portfolio Investments in which the Master Fund invests. Discussed below are the investments generally made by Private Markets Investment Funds and where applicable, the Master Fund directly, and the principal risks that the Adviser and the Funds believe are associated with those investments. In response to adverse market, economic or political conditions, the Master Fund may invest temporarily in high quality fixed income securities, money market instruments and affiliated or unaffiliated money market funds or may hold cash or cash equivalents for temporary defensive purposes. In addition, the Master Fund may also make these types of investments pending the investment of assets in Private Markets Investment Funds or to maintain the liquidity necessary to effect repurchases of the Master Fund’s Shares. When the Master Fund takes a defensive position or otherwise makes these types of investments, it may not achieve its investment objective.

No guarantee or representation is made that the investment program of the Funds will be successful, that the various investments selected by the Master Fund will produce positive returns or avoid losses or that the Funds will achieve their investment objectives.

The following discussions of the various risks associated with the Feeder Funds and their Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Funds. Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in a Feeder Fund. In addition, as the Funds’ investment program changes or develops over time, an investment in a Fund may be subject to risk factors not described in this Prospectus. The Feeder Funds will update this Prospectus to account for any material changes in the risks involved with an investment in the Feeder Funds.

Equity Securities Risk. When the Fund invests in equity securities, the Fund’s investments in those securities are subject to price fluctuations based on a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market and broader domestic and international political and economic events. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular equity security held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. In addition, equity securities prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The prices of common equity securities are also sensitive to the market risks described above. Common equity securities in which the Fund may invest are structurally subordinated to preferred equity securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently riskier than preferred stock or debt instruments of such issuers. In addition, dividends on common equity securities which the Fund may hold are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Real Estate Securities Risks. The Fund may invest in publicly-traded and non-traded REITs or Private Markets Investment Funds that hold real estate as well as invest in real estate directly through entities owned or controlled directly or indirectly by the Fund, including one or more entities that qualify as a REIT for federal income tax purposes, such as the REIT Subsidiary. As a result, its portfolio may be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies investing in real estate is affected by, among other things: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions; overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

There are also special risks associated with particular sectors, or real estate operations generally, as described below:

Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases, a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy by that tenant could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of real estate investments:

Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which the Fund invests (“portfolio companies”) are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund’s investment performance.

Dependence on Tenants. The value of the Fund’s portfolio companies’ properties and the ability to make distributions to their shareholders depend upon the ability of the tenants at their properties to generate enough income in excess of their operating expenses to make their lease payments. Changes beyond the control of our portfolio companies may adversely affect their tenants’ ability to make their lease payments and, in such event, would substantially reduce both their income from operations and ability to make distributions to our portfolio companies and, consequently, the Fund.

Financial Leverage. Real estate companies may be highly leveraged and financial covenants may affect the ability of real estate companies to operate effectively.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

REIT Risk. Investments in REITs will subject the Fund to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment. REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages.

Commodities Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil-importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Commodity-linked investments are often offered by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate. Although investments in commodities typically move in different directions than traditional equity and debt securities, when the value of those traditional securities is declining due to adverse economic conditions, there is no guarantee that these investments will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities. The Fund intends to qualify as a RIC under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income and diversification of its assets. The Fund’s investments in commodities can cause challenges for the Fund to comply with these requirements because such investments are generally not qualifying assets and may not produce qualifying income.

Derivatives Risk. The Fund and certain Investment Funds may invest their assets in derivatives, such as futures, forwards and options contracts. The use of such derivatives may expose the Fund or Investment Fund to additional risks that it would not be subject to if it invested directly in the securities and commodities underlying those derivatives. The use of derivatives by Fund or the Investment Funds could subject the Fund to regulation by the CFTC as a commodity pool requiring compliance with certain CFTC rules. The risks associated with the Fund and Investment Funds’ use of futures and options contracts include:

●	Experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

●	There may be an imperfect correlation between the changes in market value of the securities held and the prices of futures and options on futures.

●	Although futures contracts are generally liquid instruments, under certain market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund or Investment Fund may be unable to close out its futures contracts at a time which is advantageous.

●	Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

●	Because option premiums paid or received by the Fund or Investment Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Futures and Options Risk. The Fund or certain Investment Funds may trade in futures contracts (and options on futures). Some futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Futures contract prices on various commodities or financial instruments occasionally have moved the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent the Fund or an Investment Fund from promptly liquidating unfavorable positions and subject the Fund or Investment Fund to substantial losses. In addition, the Fund or an Investment Fund may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low. It is also possible that an exchange or a regulator (such as the CFTC) may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only. In addition, the CTFC and various exchanges impose speculative position limits on the number of positions that may be held in particular commodities. Trading in commodity futures contracts and options are highly specialized activities that may entail greater than ordinary investment or trading risks. When options are purchased over the counter, the Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

Short Sale Risk. The Fund and some Investment Funds may sell securities short. In such short sales, the Fund or the Investment Funds will incur a loss as a result of a short sale position if the price of the security sold short increases between the date of the short position sale and the date on which the Fund or Investment Fund purchases an offsetting position. The Fund or Investment Fund will incur borrowing and dividend expenses on securities sold short. Positions in shorted securities are speculative and riskier than “long” positions (purchases) because the cost of the replacement security is unknown. Therefore, the potential loss on an uncovered short sale is unlimited, whereas the potential loss on long positions is limited to the original purchase price. In contrast to the Fund or Investment Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund or Investment Fund’s short positions is unlimited; however, the Fund intends to manage its investments in compliance with Section 18(f) of the 1940 Act, to ensure that a Fund shareholder will not lose more than the amount invested in the Fund. The Fund or Investment Fund’s long positions could decline in value while the value of the short positions increase, thereby increasing the Fund or Investment Fund’s overall potential for loss. Market factors may prevent the Fund or any Investment Fund from closing out a short position at the most desirable time or at a favorable price.

Master Limited Partnerships and Energy Sector Risks. The Fund may invest in MLPs directly and may invest indirectly by investing in Investment Funds that invest in MLPs. The underlying MLPs will be focused in the energy sector. An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. Additional risks include the following: A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs. To maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of MLPs may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. Various governmental authorities have the power to enforce compliance with regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of MLPs. MLPs are also subject to risks that are specific to the industry they serve. MLPs that provide crude oil, refined product, natural gas liquids and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such an MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, as compared to an MLP that is not taxed as a corporation, likely causing a reduction in the value of Fund shares.

For taxable years beginning before 2026, non-corporate investors in certain MLPs may claim up to a 20% “qualified business income” deduction for certain MLP income but, absent future legislation or guidance, RICs, such as the Fund, with investments in MLPs may not pass through this special treatment their shareholders.

Tax Risk. The Fund faces the risk that it could fail to qualify as a RIC under Subchapter M of the Code. In addition, changes in tax laws or regulations, or interpretations thereof, possibly with retroactive effect, could adversely affect the Fund and/or its shareholders. The federal, state, local and foreign income and other tax consequences of an investment in Fund shares will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, directly or through Investment Funds, the value of the Fund’s investment may fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Credit Risk. There is a risk that debt issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition deteriorates. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

High Yield Securities Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal. If that happens, the value of the bond may decrease, the Fund’s share price may decrease, and its income may be reduced. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. Such securities also may include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price. Investments in high yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign Investment Risk. Foreign securities may be issued and traded in foreign currencies. As a result, changes in exchange rates between foreign currencies may affect their values in U.S. dollar terms. For example, if the value of the U.S. dollar goes up, compared to a foreign currency, a loan payable in that foreign currency will go down in value because it will be worth fewer U.S. dollars. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. The Fund and certain Investment Funds may employ hedging techniques to minimize these risks, but there can be no assurance that the Fund or Investment Funds will, in fact, hedge currency risk or, that if the Fund or an Investment Fund does, such strategies will be effective. The political, economic, and social structure of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. A government may take over assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for us to vote proxies, exercise stockholder rights, and pursue legal remedies with respect to foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of our investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and to consider with respect to the Fund’s investments in foreign securities. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the United States. The procedures and rules governing foreign transactions and custody (holding of the Fund’s assets) may involve delays in payment, delivery or recovery of money or investments. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies, and some countries may lack uniform accounting and auditing standards. Thus, in certain situations, there may be less information publicly available about foreign companies than about most U.S. companies. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices. Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located, and the Fund may not be able to pass through to its shareholders’ foreign tax credits or deductions with respect to these taxes.

Emerging Market Risk. The Fund may invest a portion of its assets in countries with newly organized or less developed securities markets directly or indirectly through its investments in Investment Funds. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging market countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s or Investment Fund’s value or prevent the Fund or Investment Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Restricted and Illiquid Investments Risk. The Fund’s and certain Investment Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund or Investment Fund would be difficult to sell, possibly preventing the Fund or Investment Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund or Investment Fund to dispose of other investments at unfavorable times or prices to satisfy its obligations. Investment Funds with principal investment strategies that involve securities of non-traded REITs, companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Leverage Risk. The use of leverage, such as borrowing money to purchase securities, by the Fund or certain Investment Funds will magnify the Fund’s or Investment Fund’s gains or losses. The use of leverage via short selling and short positions in futures contracts will also magnify the Fund’s or Investment Fund’s gains or losses. The use of leverage by the Fund or the Investment Funds can substantially increase the adverse impact of risks to which an investment in the Fund may be subject. Generally, the use of leverage also will cause the Fund or Investment Fund to have higher expenses (especially interest and/or short selling-related dividend expenses) than those of funds that do not use such techniques. Trading securities on margin results in interest charges and, depending on the amount of trading activity, such charges could be substantial. The level of interest rates generally, and the rates at which the Fund and the Investment Funds can borrow in particular, can affect the operating results of the Fund. The low margin deposits normally required in futures and forward trading permit a high degree of leverage; accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor. Such a high degree of leverage necessarily entails a high degree of risk. In addition, a lender to the Fund or Investment Fund may terminate or refuse to renew any credit facility. If the Fund or Investment Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund. The Fund’s use of leverage can produce “unrelated business taxable income”, which can pose a meaningful problem for tax-exempt shareholders.

REIT Subsidiary Risk. By investing in the REIT Subsidiary, the Fund is indirectly exposed to risks associated with the REIT Subsidiary’s direct investments in real estate. Because the REIT Subsidiary is not registered under the 1940 Act, the Fund, as an investor in the REIT Subsidiary, will not have the protections offered to investors in registered investment companies. Changes in the laws of the United States, under which the Fund and the REIT Subsidiary are organized, including the regulations under the Code, could result in the inability of the Fund and/or the REIT Subsidiary to operate as described in this Prospectus and the SAI and could negatively affect the Fund and its shareholders. There can be no assurance that the REIT Subsidiary’s qualification as a REIT for federal income tax purposes can be continued. If the REIT Subsidiary fails to so qualify, it will be subject to tax on its taxable income at regular corporate rates.

Corporate Subsidiary Risk. By investing through a Corporate Subsidiary, the Fund is indirectly exposed to risks associated with a Corporate Subsidiary’s direct investments in private equity or oil and gas. Because a Corporate Subsidiary is not registered under the 1940 Act, the Fund, as an investor in the Corporate Subsidiary, will not have the protections offered to investors in registered investment companies. Changes in the laws of the United States or other jurisdiction, such as Delaware, under which the Fund and a Corporate Subsidiary are organized, including the regulations under the Code, could result in the inability of the Fund and/or the Corporate Subsidiary to operate as described in this Prospectus and the SAI and could negatively affect the Fund and its shareholders. As the Fund intends to qualify as a RIC, dividends received by the Fund from a Corporate Subsidiary and distributed to its shareholders will not be subject to U.S. federal income taxes at the Fund level, however, the Corporate Subsidiary will generally be subject to federal and state income taxes on its income, including any income the Corporate Subsidiary may recognize on the sale of an interest in private equity or private oil and gas funds that it holds. As a result, the net return to the Fund on such investments that are held by the Corporate Subsidiary will be reduced to the extent that the subsidiary is subject to income taxes. Additionally, in calculating its daily net asset value in accordance with generally accepted accounting principles, the Fund will account for the deferred tax liability and/or asset balances of the Corporate Subsidiary. Any Corporate Subsidiary used by the Fund will accrue a deferred income tax liability balance, at the current maximum statutory U.S. federal income tax rate (currently 21%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by it on equity securities considered to be return of capital. Upon a Corporate Subsidiary’s sale of a portfolio security, such Corporate Subsidiary will be liable for previously deferred taxes. Any deferred tax liability balance of a Corporate Subsidiary will reduce the Fund’s net asset value.

Management Risk. The NAV of the Fund changes daily based on the performance of the securities, derivatives and other instruments in which it invests. The Adviser’s and Investment Funds’ managers’ judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (directly or indirectly) may prove to be incorrect and may not produce the desired results. Additionally, the Adviser’s judgments about the potential performance of Investment Funds may also prove incorrect and may not produce the desired results.

Investment Funds Risk. The Fund may obtain investment exposure to various asset classes by investing in other investment companies, including registered investment companies, such as ETFs, mutual funds and closed-end funds, as well as hedge funds, private equity funds or other Private Markets Investment Funds that are not registered under the 1940 Act. Additional risks of investing in Investment Funds, where noted, are described below:

Strategies Risk: Each Investment Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities among others. Also, the Fund’s performance depends in part upon the performance of the Investment Fund managers and selected strategies, the adherence by such Investment Fund managers to such selected strategies, the instruments used by such Investment Fund managers and the Adviser’s ability to select Investment Funds and strategies and effectively allocate Fund assets among them.

Multiple Levels of Fees and Expenses: By investing in Investment Funds indirectly through the Fund, the investor bears asset-based fees at the Fund level, in addition to any asset-based fees and/or performance-based fees and allocations at the Investment Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including organizational and offering expenses, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Investment Funds. Thus, an investor in the Fund may be subject to higher fees and operating expenses than if he or she invested in an Investment Fund directly.

Risk Related to Net Asset Value and Market Price. The market value of the ETFs and closed-end fund shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to NAV.

Unregistered Investment Funds Risk. A significant portion of the vehicles in which the Fund may invest will likely not be subject to the 1940 Act. As a result, the Fund’s investments will not be subject to certain protections afforded to investors under the 1940 Act. These protections include, but are not limited to, certain corporate governance standards, as well as statutory protections against self-dealing and leverage limitations.

Additional Private Markets Investment Funds Risk. Due to the Fund’s investments in Private Markets Investment Funds, the Fund is subject to risks associated with legal and regulatory changes applicable to financial institutions generally or hedge funds, such as the Private Markets Investment Funds in particular. The Fund may not be able to invest in certain Private Markets Investment Funds that are oversubscribed or closed, or the Fund may be able to allocate only a limited amount of assets to a Private Markets Investment Fund that has been identified as an attractive investment opportunity. The Fund’s investments in certain Private Markets Investment Funds may be subject to lock-up periods, during which the Fund may not withdraw its investment. The Fund may invest indirectly a substantial portion of its assets in Private Markets Investment Funds that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy. Many of the Fund’s assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund, upon its redemption of all or a portion of its interest in a Private Markets Investment Fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

Private Markets Investment Fund returns may exhibit greater correlations among each other or with fixed-income or equity indices than anticipated by the Adviser, particularly during times of general market turmoil. Private Markets Investment Fund managers may invest the Private Markets Investment Funds’ assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund’s assets may be invested in Private Markets Investment Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. A Private Markets Investment Fund manager may focus on a particular industry or sector, (e.g., energy, utilities, financial services, healthcare, consumer products, industrials and technology), which may subject the Private Markets Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. A Private Markets Investment Fund manager may focus on a particular country or geographic region, which may subject the Private Markets Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. Private Markets Investment Fund managers may use derivatives for speculative or hedging purposes. Private Markets Investment Fund managers may have limited operating histories upon which to evaluate their performance, and some Private Markets Investment Fund managers may not be registered under the Investment Advisers Act of 1940, as amended. Private Markets Investment Funds may incur leverage for investment or other purposes, which may increase the volatility of the Private Markets Investment Funds. Private Markets Investment Fund managers may sell short securities held by Private Markets Investment Funds, which presents the theoretical risk of unlimited loss because of increases in the market price of the security sold short, and the risk that Private Markets Investment Funds’ short selling activities may be adversely affected by regulatory restrictions that may be imposed at any time. Private Markets Investment Fund managers may change their investment strategies at any time. Private Markets Investment Fund managers may invest the Private Markets Investment Funds’ assets without limitation in restricted and illiquid securities. Private Markets Investment Fund managers may invest the Private Markets Investment Funds’ assets in equity securities without limitation as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies, the prices of which may be subject to erratic market movements. Private Markets Investment Fund managers may charge Private Markets Investment Fund investors (such as the Fund) asset-based fees and incentive allocations or fees of as much as 20% of a Private Markets Investment Fund’s net profits (or more in certain limited circumstances), which may create incentives for Private Markets Investment Fund managers to make investments that are riskier or more speculative than in the absence of these fees.

Additional Risk. The strategy of investing in Investment Funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain prohibitions on the acquisition of investment company shares by the Fund may prevent the Fund from allocating investments in the manner the Adviser considers optimal. Generally, the Fund may purchase in the aggregate only up to 3% of the total outstanding voting stock of any investment company, such as closed-end funds, mutual funds or ETFs, unless it is able to make purchases in reliance upon an Investment Fund’s exemptive order that permits investments in excess of the limits stated above.

Business and Regulatory Risks. Legal, tax and regulatory changes (including laws relating to taxation of the Fund’s investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances (including wars, terrorist acts or security operations), may adversely affect the Fund.

Repurchase Policy Risks. Repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV. Repurchase of shares will tend to reduce the number of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Nature of the Fund. The Master Fund may make investments in Private Markets Investment Funds, the managers of which may have relatively short track records and that may rely on a limited number of key personnel. Such Private Markets Investment Funds invest may in turn invest in portfolio companies that have no, or relatively short, operating histories, which may have to compete with other companies with greater resources, which are also dependent upon a few key individuals for the successful development and manufacture of products, management, marketing or other critical functions, which may be engaged in a rapidly changing business with products subject to substantial risk of obsolescence or which may require substantial additional capital to support. The Master Fund will not necessarily have the opportunity to evaluate the economic, financial and other information that will be used by the managers of the Private Markets Investment Funds in their selection, structuring, monitoring, and disposition of assets.

Master-Feeder Structure. The Feeder Funds and the Master Fund are part of a “master-feeder” structure. While it currently has no intention to do so, the Master Fund may accept investments from other investors, including other investment vehicles that are managed or sponsored by the Adviser, or an affiliate thereof, which may or may not be registered under the 1940 Act and which may be established in jurisdictions outside of the United States. Because each feeder fund may be subject to different investment minimums, feeder-specific expenses and other terms, one feeder fund may offer access to the Master Fund on more attractive terms, or could experience better performance, than the Feeder Funds. In addition, because each Feeder Fund incurs expenses that may not be incurred by other investors investing directly or indirectly in the Master Fund, such investors may experience better performance than investors in a Feeder Fund. If other investors in the Master Fund, including other investment vehicles that are managed or sponsored by the Adviser or an affiliate thereof, request to have their Master Fund Shares repurchased, this may reduce the amount of a Feeder Fund’s Master Fund Shares that may be repurchased by the Master Fund and, therefore, the amount of Feeder Fund Shares that may be repurchased by a Feeder Fund.

Multiple Levels of Expense. Shareholders will pay the fees and expenses of a Feeder Fund and will indirectly bear the fees and expenses of the Master Fund and accordingly will indirectly bear the fees, expenses and carried interest (if any) of the Private Markets Investment Funds in which the Master Fund invests. This will result in greater expense to the Shareholders than if such fees, expenses and, as applicable, carried interest were not charged by the Master Fund, the Feeder Funds and the Private Markets Investment Funds.

Limited Operating History. Each Fund is newly formed and has no operating history upon which potential investors can evaluate its likely performance. The prior investment performance of the Adviser or of private equity investment funds managed by the managers of the Private Markets Investment Funds, are not guarantees or predictions of the results that the Funds will achieve. In addition, the Funds may not be able to raise a sufficient level of assets to support their operations, in which case the Adviser may determine to discontinue operating the Funds and liquidate the Funds’ assets.

Limitations on Transfer. The transferability of Shares is subject to certain restrictions contained in each Feeder Fund’s Declaration of Trust and is affected by restrictions imposed under applicable securities laws. Shares are not traded on any national securities exchange or other market. While it is anticipated that Shareholders will be able to attempt to buy and sell Auction Fund Shares through the Nasdaq Fund Secondaries auction process discussed in this Prospectus, there can be no guarantees that such a process will develop or, if it does develop, perform as intended. Therefore, Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

Repurchase Risks. Any repurchase of Shares by a Fund will only be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. No Fund is required to repurchase Shares at any time. The Auction Fund’s ability to repurchase its Shares via tender offers is extremely limited, as the Auction Fund expects to conduct tender offers only twice during each calendar year, and Shareholders should not rely on the Auction Fund to repurchase shares as a means of disposing of their investment in the Auction Fund. Repurchases for Tender Offer Fund shares will be limited to an annual repurchase of no more than 5% of the Master Fund’s net assets. Repurchases of Tender Offer Fund Shares may be subject to an early repurchase fee equal to 2.00% of the NAV of any Shares purchased by a Fund that were held for less than one year. A Feeder Fund will conduct repurchase offers on a schedule and in amounts that will depend on the Master Fund’s repurchase offers. A Feeder Fund will only provide offers to repurchase concurrent with the Master Fund. The Auction Fund’s ability to repurchase its Shares via tender offers is extremely limited, and Shareholders should not rely on the Auction Fund to repurchase shares as a means of disposing of their investment in the Auction Fund.

With respect to any future repurchase offer, Shareholders tendering Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will generally be approximately 90 days prior to the date that the Shares to be repurchased are valued by a Feeder Fund. Shareholders that elect to tender any Shares for repurchase will not know the price at which such Shares will be repurchased prior to making a decision to tender. General economic and market conditions, or specific events affecting one or more underlying Portfolio Investments, could cause a decline in the value of Shares in a Feeder Fund after a Shareholder elects to tender Shares through the date that the Feeder Fund values such Shares for repurchase. Therefore, the value of a Shareholder’s Shares at the time a Feeder Fund repurchases such Shares may be lower relative to the date that the Shareholder elected to tender such Shares. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider a Fund’s schedule for repurchase offers and submit repurchase requests accordingly.

In addition, the Master Fund’s investments in Portfolio Investments are subject to lengthy lock-up periods where the Master Fund will not be able to dispose of such investments except through secondary transactions with third parties, which may occur at a significant discount to NAV and which may not be available at any given time. There is no assurance that third parties will engage in such secondary transactions, and the Master Fund may require and be unable to obtain the Private Markets Investment Fund’s consent to effect such transactions. The Funds may need to suspend or postpone repurchase offers if the Master Fund is not able to dispose of its interests in Portfolio Investments in a timely manner. When the Master Fund disposes of Portfolio Investments to raise cash to facilitate repurchases, the Master Fund will not be as fully invested in Portfolio Investments as it was prior to such dispositions and thus may not be able to achieve returns at a level that it would if it was more fully invested.

Substantial requests for a Fund to repurchase Shares could require a Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

To the extent a Fund obtains repurchase proceeds by the Master Fund’s disposition of its interest in certain Private Market Assets, the Master Fund will thereafter hold a larger proportion of its assets in the remaining Private Market Assets, some of whose interests at times may be less liquid or illiquid. This could adversely affect the ability of a Fund to fund subsequent repurchase requests of Shareholders or to conduct future repurchases at all. In addition, after giving effect to such dispositions, the remaining Portfolio Investments may not reflect the Adviser’s ideal judgments as to the desired portfolio composition of the Master Fund’s Portfolio Investments, in that the Master Fund’s, and thus the Feeder Funds’, performance may be tied to the performance of fewer Portfolio Investments and/or may not reflect the Adviser’s judgment as to the Funds’ optimal exposure to particular asset classes or investment strategies. These consequences may be particularly applicable if a Fund received requests to repurchase substantial amounts of Shares and may have a material adverse effect on the Fund’s ability to achieve its investment objective and the value of the Shares. In addition, substantial repurchases of Shares could result in a sizeable decrease in a Fund’s net assets, resulting in an increase in the Fund’s total annual operating expense ratio.

Auction Risk. There can be no guarantee that the Nasdaq Fund Secondaries auction process will function as intended or that there will be sufficient investor demand to support regular monthly auctions. Even if the Nasdaq Fund Secondaries auction process is operationally functional, Shareholders may be unable to sell their Auction Fund Shares at the price they desire or at any price at all. It is likely that Shares sold at auction will receive a price that is less than the Auction Fund’s most recently calculated NAV, and depending on buy side interest in a particular auction, the price could be substantially below NAV.

Availability of Suitable Investments. Although the Adviser believes that it should be able to find, and negotiate satisfactory terms for, suitable investments in sufficient quantity for the Master Fund, changes in various factors (including, among other factors, the interest rate environment, inflation, general economic conditions, securities market conditions, competition from other investors, tax burdens, foreign exchange rates and foreign political upheaval or instability) may adversely affect the availability of attractive investment opportunities for the Master Fund. Accordingly, there can be no assurances that the Master Fund will be able to invest fully or that suitable investment opportunities will be available.

Economic Environment. If market conditions deteriorate, the level of attractive investment opportunities for the Master Fund and the Private Markets Investment Funds may decline from the Adviser’s current expectations. It is possible that the Master Fund and the Private Markets Investment Funds may take a longer than anticipated time to invest capital, and as a result, for some period of time, the Master Fund may be relatively concentrated in a limited number of investments. Further, the Master Fund and the Private Markets Investment Funds may experience increased difficulty exiting an existing investment if a need for liquidity arises. Certain investments may be liquidated at a lower price than the Adviser believes reflects the asset’s fair value.

Diverse Shareholders. The Shareholders in a Feeder Fund may include persons or entities located in various jurisdictions that may have conflicting investment, tax and other interests with respect to their investments in the Feeder Fund. As a result, conflicts of interest may arise in connection with decisions made by the Adviser that may be more beneficial for one type of Shareholder than for another type of Shareholder.

General Economic and Market Risk. Through its Portfolio Investments, the Master Fund will have investments in companies that are sensitive to movements in the overall economy or in those companies’ industrial or economic sectors. In addition, the trading prices or market values of these portfolio companies may be affected adversely by general securities market conditions or by factors specific to such portfolio companies. A recession or an adverse development in the U.S. and/or foreign securities markets might have an adverse impact on some or all of the investments of the Master Fund, and thus the value of an investment in the Feeder Funds.

Illiquidity of Investments. An investor’s participation in a Feeder Fund requires a long-term commitment, with no certainty of return. The Adviser does not expect the Master Fund to receive substantial amounts of income or to realize substantial gains over the near term. The Master Fund’s investments in Private Markets Investment Funds, and most of the portfolio investments of such Private Markets Investment Funds will be highly illiquid, are likely to require holding periods of several years, and will be subject to restrictions on resale. Each Feeder Fund reserves the right to make distributions to Shareholders in kind. Shareholders may not be able to dispose of assets distributed in kind, and likely will incur costs and expenses if they are able to dispose of such assets.

Certain investments may be illiquid because, for example, they are subject to legal or other restrictions on transfer or there is no liquid market for such investments. Valuation of such investment may be difficult or uncertain because there may be limited information available about the issuers of such investments. The market prices, if any, for such investments tend to be volatile and may not be readily ascertainable and the Master Fund or a Private Markets Investment Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of investments eligible for trading on national securities exchanges or in the over-the-counter markets. The Master Fund or Private Markets Investment Funds may not be able to readily dispose of such illiquid investments and, in some cases, may be contractually prohibited from disposing of such investments for a specified period of time. As a result, the Master Fund or Private Markets Investment Funds may be required to hold such investments despite adverse price movements. Even those markets which the Adviser or a general partner or manager of a Private Markets Investment Fund expects to be liquid can experience periods, possibly extended periods, of illiquidity. Occasions have arisen in the past where previously liquid investments have rapidly become illiquid.

Difficulty of Valuing the Master Fund’s Investments. Generally, there will be no readily available market for the Master Fund’s investments and, hence, the valuation of the Master Fund’s investments is difficult and not without uncertainty and may not necessarily reflect the valuation of any such investment’s underlying assets. Valuations of the Master Fund’s investments will be determined by the Adviser in its sole discretion and will be final and conclusive to all of the Shareholders. The Adviser may face a conflict of interest in valuing investments that lack a readily accessible market value as the value of the assets held by the Fund will affect the compensation of the Adviser.

Inability to Meet Investment Objective or Investment Strategy. The success of the Fund depends upon the ability of the Manager to identify, select, develop and invest in Portfolio Investments that the Adviser believes offer the potential of superior relative returns. Similarly, the success of each of the Private Markets Investment Funds depends on the availability of appropriate investment opportunities and the ability of the general partners of such Private Markets Investment Funds to identify, select, develop and invest in appropriate investments. The availability of such opportunities will depend, in part, upon general market conditions. Factors beyond the Adviser’s control also may limit the availability of certain investments. For example, certain venture capital funds have announced they will not allow funds of funds to invest in their latest funds. It is possible that other private equity funds will be similarly reluctant to accept commitments from funds of funds due to concerns related to access to, and confidentiality of, information. Although the Adviser believes that significant investment opportunities currently exist, there can be no assurance that they will continue to exist or that the Adviser or the manager of any Private Markets Investment Fund will be able to identify, select, develop and invest in a sufficient number of opportunities to permit the Master Fund to invest all of their capital commitments or to diversify their portfolio investments to the extent described herein. In addition, as the number of funds managed by the Adviser increases, the portion of an investment opportunity allocated to any one fund (including the Master Fund) may decrease.

Performance of Investments. The performance of each Private Markets Investment Fund will be affected by the performance of each of such Private Markets Investment Fund’s underlying investments. Many factors will contribute to the performance of each such investment including: default rates and levels and timing of recoveries on investments; the reinvestment rates obtained in connection with the purchase of such investments or in connection with the reinvestment of proceeds in temporary cash equivalent investments; and the reinvestment rates obtained in connection with the purchase of such investments or in connection with the reinvestment of proceeds in temporary cash equivalent investments, among other factors.

In addition, the performance of Private Markets Investment Funds are difficult to measure and therefore such measurements may not be as reliable as performance information for other investment products because, among other things: (i) there is often no market for underlying investments, (ii) Private Markets Investment Funds take years to achieve a realization event and are difficult to value before realization, (iii) Private Markets Investment Funds are made over time as capital is drawn down from investments, (iv) the performance record of their investments are not established until the final distributions are made, which may be 10-12 years or longer after the initial closing and (v) industry performance information for Private Markets Investment Funds’ investments may be skewed upwards due to survivor bias and lack of reporting by underperforming managers.

Non-Diversification Risk. The Private Markets Investment Funds in which the Master Fund may invest may participate in a limited number of portfolio investments and, as a consequence, the aggregate return of the Private Markets Investment Funds may be substantially adversely affected by the unfavorable performance of even a single portfolio investment.

Control of Portfolio Companies. A Private Markets Investment Fund (alone, or together with other investors) may be deemed to have a control position with respect to some portfolio companies in which it invests that could expose it to liabilities not normally associated with minority equity investments, such as additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations and other types of liability in which the limited liability generally characteristic of business operations may be ignored.

Reliance on Management. Unless otherwise provided by the 1940 Act, investors will have no right or power to participate in the management of a Feeder Fund or remove or replace the Adviser. All decisions with respect to the management of a Feeder Fund will be made by the Adviser who, among other things, will select the investments of the Master Fund. The managers and general partners of the Private Markets Investment Funds selected by the Adviser will in turn make all decisions with respect to the assets invested in such Private Markets Investment Funds. The Adviser will have no direct management authority with respect to either the Private Markets Investment Funds or their portfolio companies and will be relying largely on the management skills of the advisors and managers of the Private Markets Investment Funds and their portfolio companies. The success of a Feeder Fund will be dependent upon, among other things, the financial judgment and abilities of the Adviser and the managers and general partners of the Private Markets Investment Funds and their affiliates. Of course, past performance of the Adviser and the managers or general partners of the Private Markets Investment Funds is not a guarantee of future results.

Possibility of Fraud and Other Misconduct. When the Master Fund invests in the Private Markets Investment Funds, the Master Fund does not have custody of the assets or control of its investment by the Private Markets Investment Funds. The Private Markets Investment Funds could divert or abscond with the Master Fund’s assets, fail to follow agreed upon investment strategies, provide false reports of operations, or engage in other misconduct, resulting in losses to the Master Fund and consequently the Feeder Funds. Such misconduct is very difficult or impossible to detect and may not come to light until substantial losses have been incurred.

Distressed, Special Situations and Venture Investments. Investments in distressed companies and new ventures are subject to greater risk of loss than investments in companies with more stable operations or financial condition. New ventures may require considerable additional capital to develop technologies and markets, acquire customers and achieve or maintain a competitive position. This capital may not be available at all, or on acceptable terms. Further, the technologies and markets of such companies may not develop as anticipated, even after substantial expenditures of capital. Such companies may face intense competition from established companies with much greater financial and technical resources, more extensive development, manufacturing, marketing and service capabilities, and a greater number of qualified managerial and technical personnel.

Emerging Markets. The Master Fund may invest, directly or indirectly, in portfolio companies based in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and of developed foreign markets. Disclosure and regulatory standards in emerging markets are in many respects less stringent than in the United States and in developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging country debt instruments to make payments on their debt obligations, regardless of their financial condition. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause a loss of any or all of an investment and, in the case of fixed-income securities, interest thereon. It also may be difficult to enforce contractual or other legal rights in certain countries. For example, legal proceedings in certain jurisdictions may take many years longer to conclude than similar proceedings in more developed countries. Moreover, once a judgment is obtained, a variety of causes may make enforcement or collection of that judgment difficult.

Market Disruption Risk and Terrorism Risk. The military operations of the United States and its allies, the instability in various parts of the world and the prevalence of terrorist attacks throughout the world could have significant adverse effects on the global economy. In addition, certain illnesses spread rapidly and have the potential to significantly affect the global economy. Terrorist attacks, in particular, may exacerbate some of the foregoing risk factors. A terrorist attack involving, or in the vicinity of, a portfolio company in which the Master Fund or a Private Markets Investment Fund invests may result in a liability far in excess of available insurance coverage. The Adviser cannot predict the likelihood of these types of events occurring in the future nor how such events may affect the investments of the Master Fund.

Investment and Repatriation Restrictions. Foreign investment in securities of companies in certain of the countries in which the Master Fund may invest is restricted or controlled to varying degrees. Certain countries have laws and regulations that currently limit or preclude direct foreign investment in the securities of their companies. The risks relating to investments in non-U.S. securities may be heightened, for example, with respect to the possibility of nationalization or expropriation and limits on trade and foreign direct investment. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Master Fund. Even where permitted, direct investments in certain companies may require significant government approvals under corporate, securities, foreign investment and other similar laws and may require financing and structuring alternatives that differ significantly from those customarily used in countries in other regions. These restrictions or controls may at times limit or preclude foreign investment above certain ownership levels or in certain sectors of the country’s economy and increase the costs and expenses of the Master Fund. While regulation of foreign investment has liberalized in recent years in some countries, there can be no assurance that more restrictive regulations will not be adopted in the future. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales by foreign investors and foreign currency. The Master Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital interests and dividends paid on securities held by the Master Fund, and income on such securities or gains from the disposition of such securities may be subject to withholding taxes imposed by certain countries or other jurisdictions. These measures could adversely affect the returns associated with certain investments of the Master Fund.

Competition. The business of investing in private markets opportunities, such as leveraged acquisitions, reorganizations, and private equity situations is highly competitive, and successfully sourcing investments can be problematic given the high level of investor demand some investment opportunities receive. In addition, the current private equity environment has become even more competitive as hedge funds have begun to compete for investment opportunities that have traditionally been targeted by private equity funds. Moreover, the identification of attractive investment opportunities is difficult and involves a high degree of uncertainty. There are no assurances that the Master Fund will be able to invest fully its assets or that suitable investment opportunities will be available.

Cybersecurity Risk. The failure in cybersecurity systems, as well as the occurrence of events unanticipated in disaster recovery systems and management continuity planning could impair the ability of a Fund to conduct business effectively. The occurrence of a disaster such as a cyberattack, a natural catastrophe, an industrial accident, events unanticipated in the Adviser’s disaster recovery systems, or a support failure from external providers, could have an adverse effect on the ability of a Fund to conduct business and on its results of operations and financial condition, particularly if those events affect computer-based data processing, transmission, storage, and retrieval systems or destroy data. Such events could also have an adverse effect on the Private Markets Investment Funds or their respective managers.

The Funds will depend heavily upon computer systems to perform necessary business functions. Despite implementation of a variety of security measures, computer systems could be subject to cyberattacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, the Adviser or the managers of the Private Markets Investment Funds may experience threats to their data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, their computer systems and networks, or otherwise cause interruptions or malfunctions in their operations or the operations of the Master Fund, Fund or the Private Markets Investment Funds, which could result in reputational damage, financial losses, litigation, increased costs, and/or regulatory penalties.

Third parties with which a Fund will do business may also be sources of cybersecurity or other technological risks. Certain functions are outsourced and these relationships allow for the storage and processing of a Funds’ or Adviser’s information, as well as customer, counterparty, employee and borrower information. While the Adviser engages in actions to reduce exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure or destruction of data, or other cybersecurity incidents, with increased costs and other consequences, including those described above.

Lack of Regulatory Oversight. The Private Markets Investments Funds will not be registered as investment companies under the 1940 Act. The 1940 Act provides certain protections to investors and imposes certain restrictions on registered investment companies, none of which will be applicable to the Master Fund’s investments in Private Markets Investment Funds.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes during the term of the Master Fund’s investments may adversely affect such investments. For example, from time to time the market for private equity transactions has been adversely affected by a decrease in the availability of senior and subordinated financing for such transactions, in part in response to regulatory pressure on providers of financing to reduce or eliminate their exposure to such transactions. Certain Private Markets Investment Funds or their portfolio companies may be in industries subject to extensive regulation by national governments and political subdivisions thereof. Certain regulations may prevent Private Markets Investment Funds or the Master Fund from making certain investments that they otherwise would make. Other regulations may require the Private Markets Investment Funds or the Master Fund to incur substantial additional costs or lengthy delays in connection with the completion of an investment. For example, a Fund may be subject to the regulations of the U.S. Federal Communications Commission (“FCC”) if it invests in an entity that has a direct or indirect interest in, owns or controls a “media company” (as defined by FCC regulations), such as a television or radio station, cable system or daily newspaper. These restrictions may, among other things, prohibit certain communications between an investor (or such investor’s officers, directors, partners or other officials) and the Adviser pertaining to the operations of the media company and may limit an investor from serving as an agent or employee of a Fund.

The Adviser has, or is part of a larger firm that has, multiple business lines active in several jurisdictions that are governed by a multitude of legal systems and regulatory regimes, some of which are new and evolving. The Funds, the Adviser, and their affiliates are subject to a number of unusual risks, including changing laws and regulations, developing interpretations of such laws and regulations, and increased scrutiny by regulators and law enforcement authorities. Some of this evolution may be directed at the private fund industry in general or certain segments of the industry, and may result in scrutiny or claims against the Funds, the Adviser, or their affiliates directly for actions taken or not taken by the Funds or the Adviser. These risks and their potential consequences are often difficult or impossible to predict, avoid or mitigate in advance, and might make some Portfolio Investments unavailable to the Master Fund. The effect on the Funds, the Adviser, or any affiliate of any such legal risk, litigation or regulatory action could be substantial and adverse.

Market disruptions and the dramatic increase in the capital allocated to alternative investment strategies during recent years have led to increased governmental as well as self-regulatory scrutiny of the alternative investment fund industry in general. Certain legislation proposing greater regulation of the industry periodically is considered by Congress, as well as the governing bodies of non-U.S. jurisdictions. It is impossible to predict what, if any, changes in the regulations applicable to the Funds or the Private Markets Investment Funds may be instituted in the future. Any such regulation could have a material adverse impact on the profit potential of the Funds or the Private Markets Investment Funds.

Enhanced Scrutiny and Potential Regulation of the Private Investment Partnership Industry and the Financial Services Industry. Each Fund’s ability to achieve its investment objectives, as well as the ability of each Fund to conduct its operations, is based on laws and regulations that are subject to change through legislative, judicial, and/or administrative action. Future legislative, judicial, and/or administrative action could adversely affect each Fund’s ability to achieve its investment objectives, as well as the ability of each Fund to conduct its operations.

On July 21, 2010, President Obama signed into law the Dodd-Frank Act. The Dodd-Frank Act provided for a number of changes to the regulatory regime governing investment advisers and private investment funds, including the Adviser and the Funds. Among other effects, the Dodd-Frank Act imposed increased recordkeeping and reporting obligations on the Adviser and on the managers of the Private Markets Investment Funds. Records and reports relating to the Funds that must be maintained by the Adviser and are subject to inspection by the SEC include (i) assets under management and use of leverage (including off-balance-sheet leverage), (ii) counterparty credit risk exposure, (iii) trading and investment positions, (iv) valuation policies and practices of the Funds, (v) type of assets held, (vi) side arrangements or side letters; (vii) trading practices; and (viii) certain other information. While the Dodd-Frank Act subjects such records and reports to certain confidentiality provisions and provides an exemption from the U.S. Freedom of Information Act (“FOIA”), no assurance can be given that the mandated disclosure of records or reports to the SEC or other governmental entities will not have a significant negative impact on the Funds or the Adviser. It is possible that the increased regulatory burden, along with the corresponding increase in compliance costs, may cause some sponsors of Private Markets Investment Funds to exit the private fund industry, thereby decreasing the pool of eligible funds for investments.

The Adviser is required to comply with a variety of periodic reporting and compliance-related obligations under applicable laws (including, without limitation, the obligation of the Adviser and its affiliates to make regulatory filings with respect to the Funds and their activities under the Advisers Act (including, without limitation, Form PF and reports or notices in connection with the Alternative Investment Fund Managers Directive and/or U.S. Commodity Futures Tradition Commission-related matters)). In light of the heightened regulatory environment in which the Funds, the Adviser operates and the ever-increasing regulations applicable to private investment funds and their investment advisors, it has become increasingly expensive and time-consuming for the Funds, the Adviser, and their affiliates to comply with such regulatory reporting and compliance-related obligations. Furthermore, various federal, state, and local agencies have been examining the role of placement agents, finders, and other similar service providers in the context of investment by public pension plans and other similar entities, including investigations and requests for information. The Adviser may be required to provide certain information regarding investors in the Funds to regulatory agencies and bodies in order to comply with applicable laws and regulations. There can be no assurance that any of the foregoing will not have an adverse impact on the Adviser or otherwise impede the Master Fund’s, and therefore each Feeder Fund’s, ability to effectively achieve its investment objectives.

Investment Banking and Other Fees. The manager of a Private Markets Investment Fund may receive the economic benefit of certain fees from its portfolio companies for investment banking services and in connection with unconsummated transactions (e.g., topping, break-up, monitoring, directors’, organizational and set-up fees, and financial advisory fees).

Material, Non-Public Information. Managers of the Private Markets Investment Funds may acquire confidential or material non-public information or be restricted from initiating transactions in certain securities. A Private Markets Investment Fund would not be free to act upon any such information. Due to these restrictions, a Private Markets Investment Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell a portfolio investment that it might otherwise have sold.

Constraints of Confidentiality Agreements. In the course of its investment process, the Master Fund and/or the Adviser may be required to enter into confidentiality agreements with current or potential Private Markets Investment Funds, sellers of Secondary Fund Investments, portfolio companies and other counterparties that would prohibit the Master Fund and/or its affiliates from publicly disclosing sensitive information relating to certain investment opportunities. These arrangements could result in liabilities for the Master Fund or the Feeder Funds, in particular if a Shareholder that is required or compelled to publicly release information regarding its investments, such as pursuant to FOIA or other similar state or local disclosure laws applicable to such Shareholder, publicly discloses such information in response to an information request or otherwise. The Master Fund may choose, but is not required, to decline such investment opportunities in order to avoid the risk of exposing the Master Fund or the Feeder Funds to such liability. As a result, the Master Fund’s investment flexibility may be constrained by these concerns, which may affect the Adviser’s ability to broaden the Master Fund’s investment portfolios and attain the diversification it would otherwise prefer.

Provision of Managerial Assistance. A Private Markets Investment Fund may obtain rights to participate substantially in and to influence substantially the conduct of the management of its portfolio companies that could expose such Private Markets Investment Fund or the Master Fund to claims by a portfolio company, its security holders and its creditors.

Disposition of Investments. In connection with the disposition of an investment in a portfolio company, a Private Markets Investment Fund may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of any business. A Private Markets Investment Fund may also be required to indemnify the purchasers of such investment to the extent that any such representation turns out to be inaccurate. These arrangements may result in contingent liabilities, which may ultimately have to be funded by the investors (including the Master Fund) in such Private Markets Investment Fund.

Failure to Make Capital Contributions. Typically, under its investment documentation or partnership agreement, a Private Markets Investment Fund may seek damages from an investor (such as the Master Fund) or impose upon the investor substantial penalties, such as the forfeiture of a substantial portion (e.g., 50% or more) of its investment in such Private Markets Investment Fund, if the investor fails to contribute a required installment of its capital commitment. A Private Markets Investment Fund may be unable to make planned investments if any of its investors fails to make required capital contributions, and may itself become subject to damages for breach of contract in respect of a planned investment. Accordingly, failure to make planned investments may adversely affect the value of the Master Fund’s investment in a Private Markets Investment Fund and accordingly the value of an investment in a Feeder Fund.

Indemnification. A Private Markets Investment Fund may indemnify its managers and their affiliates and personnel against claims, liabilities and expenses, including legal fees, incurred by them by reason of their activities on behalf of a Private Markets Investment Fund and its respective portfolio companies. The Master Fund’s indemnification obligations under such provisions generally will not be in excess of the Master Fund’s capital commitment to, plus distributions from, such Private Markets Investment Fund.

Tax Risks. The Funds do not currently anticipate being classified as a “publicly offered regulated investment company” under the applicable tax rules, which may require the imputation of certain expenses to the Fund’s shareholders. Certain expenses of a RIC that is not “publicly offered,” including advisory fees, may not be deductible by certain shareholders, generally including individuals and non-corporate entities. Such shareholder’s pro rata portion of the affected expenses will be treated as an additional dividend to the shareholder and may or may not be deductible by such shareholder. Miscellaneous itemized deductions are not deductible by non-corporate taxpayers in taxable years beginning before 2026 and are subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Internal Revenue Code thereafter. A RIC is not “publicly offered” unless its shares are (i) continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act of 1933, as amended), (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year.

The Master Fund will seek to restrict non-qualifying income to a maximum of 10% of its gross income to comply with the “Gross Income Test” (as described in the section below titled “U.S. Federal Income Tax Matters”) necessary for the Fund to qualify as a RIC under Subchapter M of the Internal Revenue Code. To the extent the Master Fund invests in Portfolio Investments that make investments into portfolio companies that are partnerships or transparent for U.S. federal income tax purposes, the Master Fund may be allocated non-qualifying income from such portfolio companies. The Master Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or may not be able to accurately predict the non-qualifying income from these investments. Failure to comply with the Gross Income Test could have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Master Fund may be able to cure a failure to meet the Gross Income Test, but in order to do so the Master Fund may incur significant fund-level taxes, which would effectively reduce shareholder’s returns.

The Master Fund may gain most of its exposure to certain operating portfolio companies and real estate through certain domestic and non-U.S. entities treated as corporations for U.S. federal income tax purposes within the limitations of the federal tax requirements for qualification as a RIC. To the extent the Master Fund invests through domestic corporate entities (that are not REITs), their taxable income will be subject to federal, and applicable, corporate income tax before being distributed to the Master Fund as a dividend. To the extent that the Fund invests through non-U.S. corporate entities, such entities may be treated as a “controlled foreign corporation” under the Code. Under Treasury regulations, certain income inclusions under Section 951(a) of the Code to the Master Fund attributable to its investment in a “controlled foreign corporation” is qualifying income under the RIC Gross Income Tests to the Master Fund to the extent that the controlled foreign corporation distributes such income or such income is derived with respect to the Master Fund’s business of investing in stock, securities or currencies.

The Adviser will carefully monitor the Master Fund’s investments in such corporate entities to ensure that no more than 25% of the Master Fund’s assets are treated as invested in a single “issuer” or two or more issuers which the Master Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses for purposes of the Asset Diversification Test (as described in the section below titled “U.S. Federal Income Tax Matters”). Failure to comply with the Asset Diversification Test for RIC qualification could have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Master Fund may be able to cure a failure to meet the Asset Diversification Test, but in order to do so the Master Fund may incur significant fund-level taxes, which would effectively reduce (and could eliminate) shareholder’s returns.

In addition, the Master Fund’s investment in “controlled foreign corporations” may cause the Master Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement for RIC qualification and for avoiding the excise tax as described in the section below titled “U.S. Federal Income Tax Matters”. Accordingly, in order to avoid certain income and excise taxes, the Master Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so. Failure to satisfy the Distribution Requirement will result in taxation of the Funds as a regular corporation.

Key Personnel. The performance of the Funds will depend in significant part upon the skill and expertise of the key personnel of the Adviser and may be affected by key individuals joining or leaving the Adviser and its affiliates. The Adviser expects that such individuals will devote as much time as they believe is necessary to assist each Fund in achieving its investment objective; however, none of such individuals will devote substantially all of his or her working time to the affairs of the Funds. The loss of one or more of the Funds’ key personnel could have a material adverse effect on the performance of the Funds. In addition, the performance of the Private Markets Investment Funds will depend in significant part upon the skill and expertise of the key personnel of the Private Markets Investment Fund’s managers. The Funds will have little or no control on the amount of time such personnel will devote to the Private Markets Investment Funds or the ability of such Private Markets Investment Funds to retain key personnel. The loss of one or more key personnel could have a material adverse effect on the performance of the Private Markets Investment Funds, and thus of the Funds.

Risks Related to Electronic Communication. A Feeder Fund may provide to Shareholders statements, reports and other communications relating to the Fund and/or their Shares in electronic form, such as email or via a password protected website (“Electronic Communications”). Electronic Communications may be modified, corrupted, or contain viruses or malicious code, and may not be compatible with a Shareholder’s electronic system. In addition, reliance on Electronic Communications involves the risk of inaccessibility, power outages or slowdowns for a variety of reasons. These periods of inaccessibility may delay or prevent receipt of reports or other information by the Shareholders.

Failure to Make Capital Contributions. Typically, under its investment documentation or partnership agreement, a Private Markets Investment Fund may seek damages from an investor (such as the Master Fund) or impose upon the investor substantial penalties, such as the forfeiture of a substantial portion (e.g., 50% or more) of its investment in such Private Markets Investment Fund, if the investor fails to contribute a required installment of its capital commitment. A Private Markets Investment Fund may be unable to make planned investments if any of its investors fails to make required capital contributions, and may itself become subject to damages for breach of contract in respect of a planned investment. Accordingly, failure to make planned investments may adversely affect the value of the Master Fund’s investment in a Private Markets Investment Fund and accordingly the value of an investment in a Feeder Fund.

Tax Risks. Investment in a Fund involves numerous tax risks. Please see “Types of Investment and Related Risks – Tax Risks” for a discussion of some of these risks. The Adviser intends to comply at all times with the applicable provisions of the Code necessary for each Fund to elect and thereafter maintain its tax classification as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). However, if for any reason a Fund should lose its classification as a RIC, such loss could produce adverse tax consequences.

Key Personnel. The performance of the Funds will depend in significant part upon the skill and expertise of the key personnel of the Adviser and may be affected by key individuals joining or leaving the Adviser and its affiliates. The loss of one or more of the Funds’ key personnel could have a material adverse effect on the performance of the Funds. In addition, the performance of the Private Markets Investment Funds will depend in significant part upon the skill and expertise of the key personnel of the Private Markets Investment Fund’s managers. The loss of one or more key personnel could have a material adverse effect on the performance of the Private Markets Investment Funds, and thus of the Funds.

Potential Conflicts of Interest. The Adviser and its affiliates engage in various financial, advisory and investment activities. Although these relationships and services should enable the Adviser to offer attractive opportunities to the Funds, such relationships and services may give rise to potential conflicts with the interests of the Funds and the Shareholders. Conflicts of interest described or contemplated herein and such other conflicts of interest that may arise from time to time will be resolved in the sole discretion of the Adviser. There can be no assurance that any actual or potential conflicts of interest will not adversely affect the Funds and the performance of the Funds, including, without limitation, the following:

Client Relationships. The Adviser and its affiliates have long-term relationships and provide investment advisory and other services to many clients. The Adviser may face conflicts of interest between activities or services performed for the Funds, on the one hand, and other clients on the other hand. In addition, the Adviser and its affiliates also have long-term relationships with investors who may invest or may have invested in Private Markets Investment Funds and their underlying portfolio companies. In addition, members of affiliates of the Adviser may also serve on the advisory boards of Private Markets Investment Funds and their affiliated fund, on the boards of entities that serve as the managers or advisers of the Private Markets Investment Funds, or on the boards of operating companies, including Private Markets Investment Funds or their affiliates. These and other similar relationships may raise conflicts between the Funds and other parties and may not be resolved in favor of the Funds.

Other Activities of the Adviser. The Adviser will devote such time as shall be reasonably necessary to conduct the business affairs of the Master Fund and the Fund in an appropriate manner, and it is expected that the managers of the Private Markets Investment Funds and their affiliates will devote such time as shall be reasonably necessary to conduct the business affairs of the Private Markets Investment Funds in an appropriate manner. However, the Adviser, their employees, such managers and their affiliates may continue to hold economic interests in, and furnish advisory, consulting and/or management services to, other persons or entities and with respect to similar or different investments. In certain circumstances, the ability of the Adviser to affect transactions may be restricted by applicable regulatory requirements and by internal policies designed to comply within such requirements. As a result, there may be periods when, as a result of the Adviser’s or its affiliates’ activities on behalf of other clients, they will not be able to engage in certain types of transactions on behalf of the Funds.

Allocation of Investment Opportunities. In addition, the Adviser has established prior funds and advises separate account clients, and the Adviser and its affiliates intend to establish subsequent funds and advise future separate account clients, that invest or will invest pursuant to the same investment strategy as the Master Fund. Although the Adviser will use reasonable efforts to assure that investment opportunities appropriate for both the Master Fund and one or more of its other funds or separate account clients (other than certain of those opportunities that are brought to the Adviser’s attention by or through such separate accounts) are allocated among the accounts of the Adviser (including the Master Fund and any other funds and separate accounts) on a basis that, over time, is fair and equitable, the Master Fund (i) will not have any rights to certain investments that are brought to the Adviser’s attention by or through such separate accounts; (ii) will not have exclusive rights to any investment opportunities in relation to the rights of such funds or separate accounts; and (iii) will not be entitled to any specific pro rata investment rights in relation to such funds or separate accounts.

The 1940 Act imposes significant limits on the ability of the Master Fund to co-invest with other funds and accounts managed by the Adviser. The Adviser and the Funds may apply for an exemptive order from the SEC that would expand the Master Fund’s ability to co-invest alongside the Adviser and its affiliates in Portfolio Investments. There is no assurance that the Adviser or the Funds will receive such an exemptive order on a timely basis or at all. Until they obtain such exemptive order, or if they are not able to obtain the exemptive order, the Master Fund will not be permitted to participate in certain investments with the Adviser’s other funds and separate accounts. This may reduce the Master Fund’s ability to deploy capital and invest its assets. The Master Fund may be forced to invest in cash, cash equivalents or other assets that may result in lower returns than otherwise may be available if the exemptive order were obtained.

However, even if granted, the SEC exemptive order will contain certain conditions that may limit or restrict the Master Fund’s ability to participate in such Portfolio Investment, including, without limitation, in the event that the available capacity with respect to a Portfolio Investment is less than the aggregate recommended allocations to the Master Fund. In such cases, the Master Fund may participate in an investment to a lesser extent or, under certain circumstances, may not participate in the investment.

The Master Fund will not have exclusive rights to investment opportunities in relation to the rights of such other funds. “Cross transactions” between the Master Fund and other of the Adviser’s clients may give rise to a conflict of interest between the Master Fund and those of the other parties to the transaction.

Investment Techniques. The Adviser and its affiliates will utilize various investments and investment techniques in the pursuit of the Master Fund’s investment strategy. Some such investments or investment techniques may potentially give rise to conflicts of interests in relation to the Adviser’s selection of investments or use of techniques (such as leverage) that have the effect of increasing the Adviser’s compensation.

MANAGEMENT OF THE FUNDS

The Board of Trustees

The Board is responsible for the overall management of each Fund, including the supervision of the duties performed by the Adviser. The Board is comprised of four Trustees, two of whom are not “interested persons” of any Fund, as that term is defined by the 1940 Act. The Trustees are responsible for each Fund’s overall management, including adopting the investment and other policies of each Fund, electing officers of each Fund and selecting and supervising the Adviser. The name and business address of the Trustees and officers of each Fund and their principal occupations and other affiliations during the past five years are set forth in the section of the SAI entitled “Trustees and Officers of the Fund.”

The Adviser

The Adviser, located at 11911 Freedom Drive, Suite 730, Reston, VA 20190, serves as each Fund’s investment adviser pursuant to the terms of the Investment Advisory Agreement. The Adviser was established in May 2000 and filed for investment adviser registration with the SEC in 2013. As of August 23, 2022, the Adviser managed approximately $ 306 million in assets for individuals (including high net worth individuals), pension and profit sharing plans, charitable organizations, and corporations and other businesses. The Adviser manages each Fund’s business affairs and provides daily administrative services.

In consideration of the services provided by the Adviser to the Funds, the Master Fund pays the Adviser a Management Fee, accrued daily and payable monthly, at the annual rate of 0.50% of the Master Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Master Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes), and calculated before giving effect to any repurchase of shares on such date. The Management Fee is paid to the Adviser out of the Master Fund’s assets and, therefore, decreases the net profits or increases the net losses of the Fund. Through its investment in the Master Fund, each Fund bears a proportionate share of the investment management fee paid by the Master Fund to the Adviser in consideration of the advisory and other services provided by the Adviser to the Master Fund.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement will be available in the Funds’ Semi-Annual Report to Shareholders for the period ended June 30, 2022.

Portfolio Management

The Funds are managed by the Adviser’s investment committee (the “Investment Committee”) which is primarily responsible for their day-to-day management. The Investment Committee is comprised of Frederick Baerenz, James Ortlip, and Michelle Whitlock.

Mr. Baerenz serves as the President and Chief Executive Officer of each Fund. He has served as the President and Chief Executive Officer of the Adviser since 2000.

Mr. Ortlip serves as the Chief Investment Officer and a Senior Wealth Advisor of the Adviser.

Ms. Whitlock serves as the Chief Financial Officer and Treasurer of each Fund. She has served as the Chief Financial Officer of the Adviser since 2019 and served as Director of Client Services from 2014-2019.

The SAI includes additional information about portfolio manager compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Other Service Providers

UMB Distribution Services, LLC (the “Distributor”), whose principal business address is 235 West Galena Street, Milwaukee, WI 53122, acts as Distributor of the Funds on a best-efforts basis, pursuant to a distribution agreement (the “Distribution Agreement”) between the Funds and the Distributor.

The Distributor may enter into agreements with selected broker-dealers or other financial intermediaries for distribution of the Shares. The Distributor does not receive compensation from the Funds for its distribution services, but will receive compensation for its distribution services from the Adviser. Pursuant to the Distribution Agreement, the Distributor is solely responsible for the costs and expenses incurred in connection with its qualification as broker-dealer under state or federal laws. The Distribution Agreement also provides that the Funds will indemnify the Distributor and its affiliates and certain other persons against certain liabilities. The indemnification will not apply to actions of the Distributor, its officers, or employees in cases of their willful misconduct, bad faith, reckless disregard or gross negligence in the performance of their duties.

Ultimus Fund Solutions, LLC (“Ultimus”) serves as each Fund’s administrator and transfer agent and performs certain administration, accounting and investor services for each Fund. In consideration for these services, each Fund pays Ultimus a fee based on the average daily net assets of the Fund (subject to certain minimums) and will reimburse Ultimus for out-of-pocket expenses.

Fifth Third Bank, National Association, serves as each Fund’s custodian.

FEES AND EXPENSES

The Adviser bears all of its own costs incurred in providing investment advisory services to each Fund. As described below, each Feeder Fund bears (whether borne directly or indirectly through, and in proportion to, the Feeder Fund’s interest in the Master Fund) all expenses incurred in the business and investment program of the Feeder Fund.

Expenses borne by a Feeder Fund (whether borne directly or indirectly through and in proportion to, the Feeder Fund’s interest in the Master Fund) (and, thus, indirectly by Shareholders) include:

●	all expenses related to the investment program, including, but not limited to: (i) expenses borne indirectly through the Master Fund’s investments in the Private Markets Investment Funds, including, without limitation, any fees and expenses charged by the managers of the Private Markets Investment Funds (such as management fees, performance, carried interests or incentive fees or allocations, monitoring fees, property management fees, and redemption or withdrawal fees); (ii) all costs and expenses directly related to portfolio transactions and positions for each Feeder Fund’s account, such as direct and indirect expenses associated with the Master Fund’s investments in Private Markets Investment Funds (whether or not consummated), and enforcing each Fund’s rights in respect of such investments; (iii) transfer taxes and premiums; (iv) taxes withheld on non-U.S. dividends or other non-U.S. source income; (v) fees for data, software and technology providers; (vi) professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts); and (vii) if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

●	the Management Fee;

●	all costs and expenses associated with the operation and ongoing registration of the Funds, including, without limitation, all costs and expenses associated with the repurchase offers, offering costs, and the costs of compliance with any applicable Federal or state laws;

●	fees of the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Funds (the “Independent Trustees”), and the costs and expenses of holding any meetings of the Board or Shareholders that are regularly scheduled, permitted or required to be held under the terms of the Funds’ governing documents, the 1940 Act or other applicable law;

●	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Funds and the Independent Trustees;

●	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Funds, their officers or the Trustees;

●	recordkeeping, custody, administration and transfer agency fees and expenses, and fees and expenses;

●	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Shareholders;

●	all costs and expenses of preparing and filing regulatory documents with the SEC or any federal or state regulator or agency;

●	all expenses of computing net asset value, including any equipment or services obtained for the purpose of valuing the investment portfolio, including appraisal and valuation services provided by third parties;

●	all charges for equipment or services used for communications between the Funds and any transfer agent, custodian, administrator or other agent engaged by the Funds;

●	any non-routine expenses, which are expenses incurred outside of the ordinary course of business, including, without limitation, those relating to reorganizations, litigation, conducting Shareholder meetings and tender offers and liquidations;

●	all taxes to which the Funds may be subject, directly or indirectly, and whether in the U.S., any state thereof or any other U.S. or non-U.S. jurisdictions;

●	costs and charges related to electronic platforms through which investors may access, complete and submit subscription and other fund documents or otherwise facilitate activity with respect to their investment in the Funds, including Nasdaq Fund Secondaries with respect to the Auction Fund; and

●	such other types of expenses as may be approved from time to time by the Board.

Each Fund will reimburse the Adviser for any of the above expenses that it pays on behalf of the Fund.

The Auction Fund’s offering costs will be capitalized and amortized over the 12-month period beginning on the date the Auction Fund commences operations.

The Private Markets Investment Funds bear various expenses in connection with their operations similar to those incurred by the Funds. The managers of Private Markets Investment Funds generally assess asset-based fees to, and receive incentive-based allocations from, the Private Markets Investment Funds. As a result, the investment returns of the Private Markets Investment Funds will be reduced. As an investor in the Private Markets Investment Funds, the Master Fund will directly bear its proportionate share of the expenses and fees of the Private Markets Investment Funds and will also be subject to incentive allocations to the Private Markets Investment Fund, and each Feeder Fund will indirectly bear its share of those expenses by virtue of, and in proportion to, its investment in the Master Fund.

CALCULATION OF NET ASSET VALUE

Each Fund calculates its NAV as of the close of business on the last business day of each calendar month, each date that Shares are offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its NAV, each Fund values its investments as of the relevant Determination Date. The NAV of each Fund equals, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

Because each Feeder Fund invests all or substantially all of its assets in the Master Fund, the value of the assets of each Feeder Fund depends on the value of its pro rata interest in the Master Fund investments. The Adviser oversees the valuation of each Fund’s investments on behalf of each Fund. The Board has approved valuation procedures for each Fund, which are in substance identical (the “Valuation Procedures”).

Private Markets Investment Funds

The Valuation Procedures provide that the Master Fund will value its investments in Private Markets Investment Funds and direct private equity investments at fair value. The fair value of such investments as of each Determination Date ordinarily will be the capital account value of the Master Fund’s interest in such investments as provided by the relevant Private Markets Investment Fund manager as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available at the time the Master Fund values its portfolio, including capital activity and material events occurring between the reference dates of the Private Markets Investment Fund manager’s valuations and the relevant Determination Date.

A meaningful input in each Fund’s Valuation Procedures will be the valuations provided by the Private Markets Investment Fund managers. Specifically, the value of the Master Fund’s investment in Private Markets Investment Funds generally will be valued using the “practical expedient,” in accordance with Accounting Standards Codification (ASC) Topic 820, based on the valuation provided to the Adviser by the Private Markets Investment Fund in accordance with the Private Markets Investment Fund’s own valuation policies. Generally, Private Markets Investment Fund managers value investments of their Private Markets Investment Funds at their market price if market quotations are readily available. In the absence of observable market prices, Private Markets Investment Fund managers value investments using valuation methodologies applied on a consistent basis. For some investments little market activity may exist. The determination of fair value by Private Markets Investment Fund managers is then based on the best information available in the circumstances and may incorporate management’s own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks. Investments for which market prices are not observable include private investments in the equity of operating companies, real estate properties or certain debt positions.

The actual returns realized by a Private Markets Investment Fund on the disposition of its investments, and thus the returns realized by the Funds on their investment in such Private Markets Investment Fund, will depend on, among other factors, future operating results, the value of the assets and market conditions at the time of disposition, any related transaction costs and the timing and manner of sale, all of which may differ from the assumptions on which the Private Markets Investment Fund manager’s valuations are based. The Adviser and the Funds have no oversight or control over the implementation of a Private Markets Investment Fund manager’s valuation process.

In reviewing the valuations provided by Private Markets Investment Fund managers, the Valuation Procedures require the consideration of all relevant information reasonably available at the time the Master Fund values its portfolio. The Adviser will consider such information, and may conclude in certain circumstances that the information provided by the Private Markets Investment Fund manager does not represent the fair value of a particular Private Markets Investment Fund or direct private equity investment. In accordance with the Valuation Procedures, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such interests based on the net asset value reported by the relevant Private Markets Investment Fund manager, or whether to adjust such value to reflect a premium or discount to such NAV. Any such decision will be made in good faith, and subject to the review and supervision of the Board.

For example, Private Markets Investment Fund managers may value investments in portfolio companies and direct private equity investments at cost. The Valuation Procedures provide that, where cost is determined to best approximate the fair value of the particular security under consideration, the Adviser may approve such valuations. In other cases, the Adviser may be aware of sales of similar securities to third parties at materially different prices, or of other circumstances indicating that cost may not approximate fair value (which could include situations where there are no sales to third parties). In such cases, the Master Fund’s investment will be revalued in a manner that the Adviser, in accordance with the Valuation Procedures, determines in good faith best approximates market value. From time to time, one or more independent valuation firms may be engaged to assist in the valuation process. These firms may value investments using a number of approaches as appropriate, and the Adviser may implement the methodologies used by these firms. Among approaches that might be utilized is a market approach, which uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business), or an income approach, which uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The foregoing approaches are not exhaustive and other methodologies may be employed as appropriate. The Board will be responsible for ensuring that the Valuation Procedures are fair to the Master Fund and consistent with applicable regulatory guidelines.

Notwithstanding the above, Private Markets Investment Fund managers may adopt a variety of valuation bases and provide differing levels of information concerning Private Markets Investment Funds and direct private equity investments, and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. None of the Board, the Adviser will be able to confirm independently the accuracy of valuations provided by any Private Markets Investment Fund managers (which are generally unaudited).

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on each Fund’s net asset value if the judgments of the Board, the Adviser or the Private Markets Investment Fund managers regarding appropriate valuations should prove incorrect. Additionally, Private Markets Investment Fund managers will generally only provide determinations of the net asset value of Private Markets Investment Funds periodically, in which event it may not be possible to determine the Master Fund’s NAV, and therefore each Feeder Fund’s NAV, more frequently.

Other Investments

Market quotations will not be readily available for most of the Master Fund’s investments. To the extent the Funds hold securities or other instruments that are not investments in Private Markets Investment Funds or direct private equity investments, the Funds will generally value such assets as described below.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of a Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of a Fund’s or the Master Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Use of Third-Party Independent Pricing Agents and Independent Brokers. Pursuant to contracts with Ultimus, prices for certain securities held by a Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Adviser.

If a security price cannot be obtained from an independent, third-party pricing agent, the Fund shall seek to obtain a bid price from at least one independent broker.

Fair Value Procedures. Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee established by the Board. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of a Fund are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Fund calculates net asset value. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

CONFLICTS OF INTEREST

The Adviser’s Other Accounts

The Adviser or its affiliates provide or may provide investment advisory and other services to various entities. The Adviser and certain of its investment professionals and other principals, also may carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by the Adviser and their affiliates, “Other Accounts”). The Adviser and the investment professionals who manage the Funds’ investment portfolios will be engaged in certain activities for Other Accounts, and may have conflicts of interest in allocating their time and activities among the Funds and the Other Accounts. These investment professionals will devote as much of their time to the affairs of the Funds as in their judgment is necessary and appropriate.

Each Fund has no interest in the activities performed by the Adviser and certain of its investment professionals and other principals for Other Accounts, and investment decisions for the Funds are made independently of such Other Accounts. If, however, the Master Fund desires to invest in, or withdraw from, the same Private Markets Investment Fund as an Other Account, the opportunity will be allocated fairly, reasonably and equitably in accordance with the Adviser’s allocation policies and procedures, as discussed below. There may be circumstances under which the Adviser will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Adviser will commit a Fund’s assets. There also may be circumstances under which the Adviser will consider participation by Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of a Fund, or vice versa.

The Adviser will use reasonable efforts to assure that investment opportunities that are discovered by or brought to the attention of the Adviser (other than by or through an Other Account when the Adviser determines in good faith that such opportunity would not otherwise have come to its attention in a timely manner) and which are appropriate for a Fund and one or more Other Accounts are offered to, or allocated among, the Fund and Other Accounts on a basis that is fair and equitable, taking into account such factors as the Adviser, acting in good faith, believes are appropriate under the circumstances.

In the event, however, that the size of any available investment is limited to a degree that prevents one or more of the proposed investors from participating, the Adviser may choose to allocate such investment opportunity to a subset of such investors in its sole discretion. Similarly, if there is a limit on the number of subscriptions accepted by any investment target, the Adviser may choose to cause one or more of the Funds or Other Accounts to invest through a nominee entity or may allocate such investment among the proposed investors in its sole discretion.

Each Fund, in compliance with applicable law, may sell its investments to another client advised by the Adviser, the Adviser or one of their affiliates and may purchase an investment from another client advised by the Adviser, the Adviser or one of their affiliates.

The 1940 Act imposes significant limits on a Fund’s co-investing with its affiliates. The Adviser, the Adviser and the Funds intend to apply for an exemptive order from the SEC that would expand the Funds’ ability to co-invest alongside their affiliates in privately negotiated transactions. However, even if granted, the SEC exemptive order will contain certain conditions that may limit or restrict the Funds’ ability to participate in such co-investments, including, without limitation, in the event that the available capacity with respect to a co-investment is less than the aggregate recommended allocations to the Funds. In such cases, the Funds may participate in an investment to a lesser extent or, under certain circumstances, may not participate in the investment.

Payments to Financial Intermediaries

The Adviser intends to compensate, from its own resources, certain financial intermediaries in connection with the distribution of Shares in a Fund or for their ongoing servicing of Shares acquired by their clients. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in a Fund, the timing of investment or the overall NAV of a Fund, or a fee determined in some other method by negotiation between the Adviser and such financial intermediaries. Each financial intermediary also may charge investors, at the financial intermediary’s discretion, a placement fee based on the purchase price of Fund Shares purchased by the investor. All or a portion of such compensation may be paid by a financial intermediary to the financial advisory personnel involved in the sale of Shares. As a result of the various payments that financial intermediaries may receive from investors and the Adviser, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares in a Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a financial intermediary to recommend a Fund over another investment product.

Financial intermediaries may be subject to certain conflicts of interest with respect to the Funds. For example, the Funds, the Adviser, Private Markets Investment Funds or their portfolio companies or investment vehicles managed or sponsored by the Adviser, or Private Markets Investment Fund managers may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a financial intermediary. As such, certain conflicts of interest may exist between such persons and a financial intermediary. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

Financial intermediaries may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Funds or a Private Markets Investment Fund. Such entities may compete with the Funds, the Master Fund or a Private Markets Investment Fund for investment opportunities and may invest directly in such investment opportunities. Financial intermediaries that invest in a Private Markets Investment Fund or a portfolio company of a Private Markets Investment Fund may do so on terms that are more favorable than those of the Funds.

Financial intermediaries that act as selling agents for the Funds also may act as distributor for a Private Markets Investment Fund in which a Fund invests and may receive compensation in connection with such activities. Such compensation would be in addition to the placement fees described above. A financial intermediary may pay all or a portion of the fees paid to it to certain of its affiliates, including, without limitation, financial advisors whose clients purchase shares of a Fund. Such fee arrangements may create an incentive for a financial intermediary to encourage investment in a Fund, independent of a prospective Shareholder’s objectives.

A financial intermediary may provide financing, investment banking services or other services to third parties and receive fees therefor in connection with transactions in which such third parties have interests which may conflict with those of the Funds or a Private Markets Investment Fund. A financial intermediary may give advice or provide financing to such third parties that may cause them to take actions adverse to the Funds, a Private Markets Investment Fund or a portfolio company. A financial intermediary may directly or indirectly provide services to, or serve in other roles for compensation for, the Funds, a Private Markets Investment Fund or a portfolio company. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or advisor, investment sub-advisor, placement agent, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, rating agency, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender.

In addition, issuers of securities held by the Funds or a Private Markets Investment Fund may have publicly or privately traded securities in which a financial intermediary is an investor or makes a market. The trading activities of financial intermediaries generally will be carried out without reference to positions held by the Funds or a Private Markets Investment Fund and may have an effect on the value of the positions so held, or may result in a financial intermediary having an interest in the issuer adverse to the Funds or the Private Markets Investment Fund. No financial intermediary is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Funds or a Private Markets Investment Fund has an interest.

A financial intermediary may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Funds or a Private Markets Investment Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Funds or the Private Markets Investment Fund, including with respect to fees and the right to receive information.

Set out below are practices that the Adviser may follow. Although the Adviser anticipates that the managers of Private Markets Investment Funds will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that any such manager will abide by, and comply with, its stated practices. A Private Markets Investment Fund manager may provide investment advisory and other services, directly or through affiliates, to various entities and accounts other than Portfolio Investments.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Master Fund or a Private Markets Investment Fund in which the Master Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Other Accounts, or by a Private Markets Investment Fund manager or any of its respective affiliates on behalf of their own other accounts (“Investment Fund Manager Accounts”) that are the same as, different from or made at a different time than, positions taken for the Master Fund or a Private Markets Investment Fund.

Other Matters

Financial intermediaries may be subject to certain conflicts of interest with respect to the Funds. For example, the Funds, the Adviser, the Private Markets Investment Funds or their portfolio companies or investment vehicles managed or sponsored by the Adviser and the Private Markets Investment Fund managers may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a financial intermediary. As such, certain conflicts of interest may exist between such persons and a financial intermediary. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

Financial intermediaries may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Funds or a Private Markets Investment Fund. Such entities may compete with the Funds, the Master Fund or a Private Markets Investment Fund for investment opportunities and may invest directly in such investment opportunities. Financial intermediaries that invest in a Private Markets Investment Fund or a portfolio company of a Private Markets Investment Fund may do so on terms that are more favorable than those of the Funds.

Financial intermediaries may act as distributor for a Private Markets Investment Fund in which a Fund invests and may receive compensation in connection with such activities. A financial intermediary may provide financing, investment banking services or other services to third parties and receive fees therefor in connection with transactions in which such third parties have interests which may conflict with those of the Funds or a Private Markets Investment Fund. A financial intermediary may give advice or provide financing to such third parties that may cause them to take actions adverse to the Funds, a Private Markets Investment Fund or a portfolio company. A financial intermediary may directly or indirectly provide services to, or serve in other roles for compensation for, a Private Markets Investment Fund or a portfolio company. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or advisor, investment sub-advisor, placement agent, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, rating agency, interfund lending servicer, fund accountant, transaction (e.g., a swap) counterparty and/or lender.

A Private Markets Investment Fund manager, from time to time, may cause a Private Markets Investment Fund to effect certain principal transactions in securities with one or more Investment Fund Manager Accounts, subject to certain conditions. Future investment activities of the Private Markets Investment Fund managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Funds, except that the Master Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Funds as a result of common officers, directors, advisers, members or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Master Fund to purchase and another client to sell, or the Master Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser, its affiliates and their principals, partners, members, directors, officers or employees may give rise to conflicts of interest other than those described above.

PURCHASE AND EXCHANGE OF SHARES

Only Shares of the Auction Fund are available for purchase by investors. During approximately the first 12-18 months of the Auction Fund’s operations, investors will be able to purchase Auction Fund Shares monthly directly from the Auction Fund at their NAV calculated as of the last business day of each month.

Following the date the Auction Fund commences operations, the Auction Fund expects to conduct tender offers during June and December of each calendar year, whereby the Auction Fund will offer to repurchase Auction Fund Shares. The Auction Fund repurchase offers will be subject to the same terms and conditions, other than the date of commencement and frequency of repurchase offers, as those that apply to the Tender Offer Fund repurchase offers and as described in more detail below in "Repurchase and Transfer of Shares - Repurchase Offers by the Tender Offer Fund."

Beginning approximately 12-18 months following the date the Auction Fund commences operations, Auction Fund Shares may be purchased in a private market transaction coordinated by Nasdaq Fund Secondaries on its auction platform. No fees or commissions will be charged to Shareholders to participate in the monthly auctions to offer their shares or to exchange their Auction Fund Shares for Tender Offer Fund Shares.

In addition, Auction Fund Shareholders may attempt to sell their Auction Fund Shares through two liquidity mechanisms: (i) beginning approximately 12-18 months following the date the Auction Fund commences operations, by participating in the monthly Nasdaq Fund Secondaries auction process, and (ii) beginning approximately 12-18 months following the closing date of the initial monthly auction, by participating in a process to (a) exchange their Auction Fund Shares for Tender Offer Fund Shares through an Exchange and (b) tender their Tender Offer Fund Shares to the Tender Offer Fund in connection with an annual repurchase offer, if the Tender Offer is approved by the Board.

Nasdaq Fund Secondaries Auction Process

Beginning approximately 12-18 months after it commences operations, the Auction Fund will make its Shares available for secondary transfers on a periodic basis through an auction conducted via Nasdaq Fund Secondaries. Nasdaq Fund Secondaries operates an online platform designed to conduct auctions for unlisted securities, including certain closed-end funds, and can provide Shareholders with the potential to transfer their Auction Fund Shares in a secondary market auction process.

Pursuant to the process described below, the auction would seek to arrive at a single clearing price (that may be lower than the Fund’s last calculated NAV), which would determine whether and to what extent Shareholders may be able to sell their Shares. These auctions would occur on a monthly basis, subject to the Board of Trustees’ approval. The auction process will be restricted solely to Eligible Investors, which are “accredited investors” as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act, and may be restricted at certain times, including as required by federal securities laws, rules and regulations. In connection with the Auction Fund’s Shares being made available to be sold in the Nasdaq Fund Secondaries Auction Process, the Board and the Adviser will comply with applicable restrictions as required by federal securities laws, rules, and regulations, and the Nasdaq Fund Secondaries Exemptive Order. Auctions will only be made available for Shareholders through Nasdaq Fund Secondaries and may be subject to restricted periods, including but not limited to limiting secondary transfers to certain eligible time periods in order to comply with federal securities laws, rules, and regulations.

The auctions will take place over a monthly period, as determined by the Board of Trustees, and will be restricted solely to Eligible Investors and may be restricted at certain times, including as required by federal securities laws, rules and regulations. The Funds, and any affiliated purchaser thereof, may not (a) participate, directly or indirectly, in auctions via Nasdaq Fund Secondaries, other than the potential for directing pending new subscriptions to Nasdaq Fund Secondaries, at Nasdaq Fund Secondaries’s sole discretion, to be (i) matched with unexecuted sell side orders in an auction after the clearing price has been set and all executable orders have been matched, or (ii) crossed with any existing unexecuted sell interest at the most recently provided NAV in the event that a clearing price cannot be determined due to a lack of executable buy interest, or (b) assist in setting auction terms, except as to minimum investment parameters that appear in this Prospectus.

As contemplated by the Nasdaq Fund Secondaries Exemptive Order, once the trading of Shares becomes available on the Nasdaq Fund Secondaries auction platform, any purchase orders received by the Auction Fund in Good Order will be directed by the Auction Fund to the Nasdaq Fund Secondaries auction platform to be matched, in Nasdaq’s sole discretion, with unexecuted sell interest remaining after the auction. Please see the “Finalization” paragraph below for a discussion of the execution of these Good Orders. To the extent Good Orders remain after the matching process discussed in the “Finalization” paragraph, the Fund will execute these Good Orders at the Fund at the NAV calculated as of the last business day of the month that the Good Order was received and these Good Orders will be effective as of the first business day of the month following the receipt of the Good Order.

Nasdaq Fund Secondaries contemplates that the Nasdaq Fund Secondaries Auction Process would have three phases:

Order Entry: Buyers and sellers would submit orders during this period. All buyer and seller orders may be entered as limit-style orders that specify the price(s) at which the participant is willing to buy or sell a given number of shares. In addition, all buyer and seller orders could be cancelled or modified without restriction prior to the closing of this period. The Fund would disseminate its prior month NAV during this period to all potential auction participants. Such information will be disseminated at a time sufficiently prior to the end of the order entry period so that buyers and sellers have adequate time and ability to adjust their buy and sell orders based on that data.

Finalization: During this period, a clearing price and share allocations would be determined by Nasdaq Fund Secondaries based on an order allocation process that determines the price at which the greatest number of shares would trade, and all orders (that have specified such price as within their limits) will be executed at that single price or not at all. To the extent that unexecuted sell side interest exists after the clearing price had been set and all executable orders had been matched, Nasdaq Fund Secondaries could, in its sole discretion, agree to allow the Auction Fund to direct pending new subscriptions for the Auction Fund to be matched with unexecuted sell side orders. In the event that a clearing price cannot be determined due to a lack of executable buy side interest, Nasdaq Fund Secondaries could, in its sole discretion, agree to allow pending new subscriptions for the Auction Fund to match with any existing unexecuted sell orders at the most recently provided NAV.

Closing: During this period, matched buy and sell orders would be executed and each executed transaction would be recorded. Once payment has been made, the Fund’s transfer agent would close the transactions by updating the books and records of the Fund to reflect new ownership.

Certain market participants, such as broker/dealers, institutional investors, investment funds and registered investment advisers, are expected to be able to access the Nasdaq Fund Secondaries or on behalf of their clients, including Shareholders, to identify available secondary trading opportunities. However, there can be no assurances that Shareholders and other market participants will participate in the auction process through Nasdaq Fund Secondaries and only market participants that meet Nasdaq Fund Secondaries’s eligibility requirements are permitted to purchase Shares directly through the Nasdaq Fund Secondaries platform. Currently, investors that are natural persons are not able to purchase Shares directly through the Nasdaq Fund Secondaries platform.

Secondary trading through Nasdaq Fund Secondaries may result in the Auction Fund’s Shares being purchased or sold at a price above or below the Auction Fund’s last calculated NAV, and any Shareholder selling their Shares at a price below the Shareholder’s initial purchase price may lose money on their investment in the Auction Fund. The price at which the Auction Fund’s Shares are purchased or sold may be substantially below the Auction Fund’s last calculated NAV.

The Auction Fund will disclose its prior month NAV (or its most recently calculated NAV) to all investors participating in an upcoming auction prior to the end of the order entry period for such auction in a time period that is reasonably designed to provide shareholders adequate time to adjust their buy and sell orders based on the NAV. The Auction Fund will make available the results of the previous auctions occurring within the last 12-month period, if any, promptly following the closing of each auction to investors who are eligible to subscribe for shares in the Auction Fund and to existing investors in the Auction Fund. If the information is available, the Auction Fund will make reasonable efforts to make this information available at a time sufficiently prior to the end of the order entry period for the next auction. The information regarding the results of the previous auctions will include, to the extent applicable, the clearing price of the previous auction (both in dollars and in discount to the most recent NAV), the total amount of securities purchased in the auction, and the percentage of the securities represented by subscriptions that were forwarded to the auction, as opposed to represented by non-subscription buy side interest.

Purchase Terms for Auction Fund Shares

The Auction Fund may accept direct orders for initial and additional purchases of Shares. During approximately the first 12-18 months of the Auction Fund’s operations, Good Orders (as defined below) will be effective as of the first business day of each calendar month or at such other times as the Auction Fund establishes a NAV in its sole discretion. Once trading on the Nasdaq Fund Secondaries auction platform begins, any purchase orders received by the Auction Fund in Good Order (as defined below) will be directed by the Auction Fund to the Nasdaq Fund Secondaries auction platform to be matched, in Nasdaq’s sole discretion, with unexecuted sell interest remaining after the auction. To the extent these purchase orders exceed such unexecuted sell interest, the Auction Fund will execute these purchase orders at the Fund’s most recently calculated NAV.

While the Auction Fund intends to have monthly closings, the Board reserves the right in its sole discretion to suspend monthly closings from time to time when it believes it is in the best interests of the Auction Fund. As discussed further below under “Eligible Investors,” each prospective investor will be required to complete a subscription agreement (“Subscription Agreement”) and certify that the Shares being purchased are being acquired by an Eligible Investor and provide any additional supporting documentation, as applicable. A prospective investor’s completed Subscription Agreement and subscription monies must be received in good order by the Auction Fund and accepted by the Auction Fund no later than 4:00 p.m. on the last business day of the month for a subscription into the Auction Fund (such received and accepted orders are referred to herein as a “Good Order”). If such Good Order is executed directly with the Fund, the Good Order will be effective as of the first business day of the month following the receipt of the Good Order. To meet this deadline, the Auction Fund recommends prospective investors adhere to the following deadlines:

●	The Subscription Agreement should be received by the Auction Fund five business days before the last business day of the month.

●	If an investor purchases Shares by wired funds, the investor’s wire should be received by the Auction Fund three business days before the last business day of the month.

●	If an investor purchases Shares by check, the investor’s check should be received by the Auction Fund in time for the check to clear three business days before the last business day of the month. Therefore, all checks should be received by the Auction Fund ten business days before the last business day of the month.

●	If an investor is purchasing Shares in an Individual Retirement Account (an “IRA”), the Subscription Agreement should also be signed by the qualified IRA custodian or trustee of the IRA and the investor should comply with the payment deadlines described above.

Only Good Orders executed directly with the Fund will be effective as of the first business day of the month following the receipt of the Good Order or at such other time as the Auction Fund establishes a NAV in its sole discretion. As a result, an investor who misses the above deadlines may have the effectiveness of its investment in the Auction Fund delayed until the following month. Good Orders executed through the Nasdaq Fund Secondaries auction platform will be effective as of the time determined by the Nasdaq Fund Secondaries auction platform.

Purchase orders that are properly submitted are binding obligations of the purchaser once such orders are accepted by the Auction Fund, and such purchase orders cannot be rescinded or modified after the Auction Fund’s acceptance. For example, if an investor submitted a purchase order to the Fund on the last business day of a month, and the Auction Fund were to accept such order on the second business day of the following month, such order is a binding obligation of the investor to purchase shares as of 4:00 p.m. on the last business day of the month of acceptance.

Any amounts received in advance of initial or additional purchases of Shares are placed in a non-interest-bearing account prior to being invested in the Auction Fund, in accordance with Rule 15c2-4 under the Exchange Act. The Auction Fund reserves the right to reject any purchase of Shares in certain circumstances (including, without limitation, when the Auction Fund has reason to believe that such purchase would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Auction Fund will be returned to the prospective investor.

The minimum initial investment in the Auction Fund is $25,000, and the minimum additional investment in the Auction Fund is $5,000. The Adviser may reduce the minimum initial and additional investment amounts in its sole discretion. The Auction Fund reserves the right to repurchase all of the Shares held by a Shareholder if the Shareholder’s account balance in the Auction Fund, as a result of repurchase or transfer requests by the Shareholder, or participation in an auction, is less than $10,000.

You will ordinarily submit your purchase orders through your financial intermediary through which you opened your Shareholder account. With approval of the Fund or its agent, a potential Shareholder that is pre-qualified as an Eligible Investor by the Shareholder’s financial intermediary may open up an account directly with the Transfer Agent. Please have your financial intermediary contact the Transfer Agent for additional details. All investments must be made by check, Automated Clearing House (“ACH”), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Auction Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

Non-U.S. persons may be permitted to invest in the Auction Fund subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

Exchanges from Auction Fund to Tender Offer Fund

Subject to the Board’s approval, which the Board may delegate to the Adviser, and pursuant to the conditions set forth by the Tender Offer Fund, Auction Fund Shareholders may request (the “Requesting Shareholders”) to exchange all or a portion of their Shares in the Auction Fund (“Designated Auction Fund Shares”) for interests in the Tender Offer Fund on the basis of the relative NAVs of the securities to be exchanged. The Board, or the Adviser, has sole discretion whether, and has no obligation to, accept a Requesting Shareholder’s request to exchange Designated Auction Fund Shares for Tender Offer Fund Shares. If a Requesting Shareholder’s exchange of Designated Auction Fund Shares to the Tender Offer Fund is accepted by the Tender Offer Fund, the Requesting Shareholder is not permitted to exchange the Shares it receives in the Tender Offer Fund for interests in the Auction Fund. Tender Offer Fund Shares do not have any exchange privileges and cannot be exchanged for Auction Fund Shares.

A Requesting Shareholder’s exchange of Designated Auction Fund Shares for Tender Offer Fund Shares will be effected no less than three months from the date on which the exchange request is received by the Tender Offer Fund. The Adviser currently intends to recommend that the Board approve at least one Exchange per calendar year, as deemed necessary in the discretion of the Board, which is expected to be valued as of the last business day of a calendar month and effective as of the first business day of the following calendar month. It is intended that the Requesting Shareholder’s Tender Offer Fund Shares will be repurchased by the Tender Offer Fund effective as of the same time as the exchange of Designated Auction Fund Shares for such Tender Offer Fund Shares is effective. A Requesting Shareholder may participate in an annual Exchange using the same documentation to participate in the corresponding repurchase offer. The Adviser will recommend to the Board the amount of Designated Auction Fund Shares to approve for the Exchange based on a number of factors, including the considerations it takes into account when determining whether to recommend a repurchase offer and the amount of Tender Offer Fund Shares to repurchase. If Requesting Shareholders request to exchange more Designated Auction Fund Shares than the amount the Board approves for exchange (the “Approved Exchange Amount”), the Auction Fund may exchange a pro rata portion of the Designated Auction Fund Shares by value, extend the Exchange period, or take any other action with respect to the Exchange permitted by applicable law. Designated Auction Fund Shares in excess of the Approved Exchange Amount will not be exchanged, and Shareholders will continue to hold such Shares until they are able to be sold in a subsequent monthly auction or exchanged and repurchased in a subsequent Exchange and repurchase offer by the Tender Offer Fund.

Eligible Investors

Each prospective investor in the Auction Fund will be required to certify to the Auction Fund that the Shares are being acquired for the account of an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act. Investors who are “accredited investors” are referred to in this Prospectus as “Eligible Investors.” Existing Shareholders of the Auction Fund who subscribe for additional Shares of the Auction Fund will be required to (i) qualify as Eligible Investors at the time of each additional purchase, and (ii) submit a new Subscription Agreement in connection with each additional purchase.

The criteria for qualifying as an Eligible Investor are set forth in the Subscription Agreement. Financial intermediaries may impose additional eligibility requirements for investors who purchase Shares through those financial intermediaries. In addition, Nasdaq imposes additional eligibility requirements for market participants who purchase Shares directly on the Nasdaq Fund Secondaries auction platform.

To help the government fight terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each Shareholder. As a result, Shareholders will need to identify the name, address, date of birth, and other identifying information about the Shareholders. If a Shareholder’s identity cannot be verified, the Shareholder may be restricted from conducting additional transactions and/or have their investment liquidated. In addition, any other action required by law will be taken.

REPURCHASE AND TRANSFER OF SHARES

No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require a Fund to repurchase any Shares. No public market for Shares exists, and none is expected to develop in the future. Shares of the Master Fund and Tender Offer Fund may not be traded on any secondary market. Shares of the Auction Fund may only be traded through the Nasdaq Fund Secondaries auction process. Consequently, Shareholders may not be able to liquidate their investment other than through the Nasdaq Fund Secondaries auction process, with respect to the Auction Fund, or as a result of repurchases of Shares by the Tender Offer Fund, as described below. Nasdaq Fund Secondaries auctions for Auction Fund Shares will not commence until approximately 12-18 months following the date the Auction Fund commences operations. Share repurchases by the Tender Offer Fund are not expected to commence until approximately 12-18 months following the closing date of the initial monthly auction. Thereafter, the Tender Offer Fund expects to conduct annual repurchase offers as discussed in greater detail below under “Repurchase of Shares.”

Repurchase of Shares

While each of the Tender Offer Fund and Auction Fund may conduct offers to repurchase its Shares, the Auction Fund may only do so under very limited circumstances, as the Auction Fund expects to conduct tender offers only twice each calendar year. Accordingly, Auction Fund Shareholders should not expect to be able to participate in a repurchase offer initiated by the Auction Fund.

Following the date the Auction Fund commences operations, the Auction Fund expects to conduct tender offers during June and December of each calendar year, whereby the Auction Fund will offer to repurchase Auction Fund Shares. The Auction Fund repurchase offers will be subject to the same terms and conditions, other than the date of commencement and frequency of repurchase offers, as those that apply to the Tender Offer Fund repurchase offers and as described in more detail below in "Repurchase and Transfer of Shares - Repurchase Offers by the Tender Offer Fund."

Repurchase Offers by the Tender Offer Fund

As discussed above, beginning approximately 12-18 months following the date the Auction Fund commences operations, Shareholders may participate in monthly auctions for the Auction Fund. No fees or commissions will be charged to Shareholders to participate in the monthly auctions to offer their shares or to exchange their Auction Fund Shares for Tender Offer Fund Shares. The monthly auctions will be the first liquidity option available to Shareholders, followed by annual repurchase offers from the Tender Offer Fund in connection with an Exchange beginning approximately 12-18 months following the closing date of the initial monthly auction, if approved by the Board. The Tender Offer Fund, from time to time, may provide liquidity to Shareholders by offering to repurchase Shares pursuant to written tenders by Shareholders. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. Shareholders tendering Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will precede the date that the Shares to be repurchased are valued by the applicable Fund. Shareholders that elect to tender their Shares in the Fund will not know the price at which such Shares will be repurchased until such valuation date.

Since all or substantially all of the Tender Offer Fund’s assets are invested in the Master Fund, the Tender Offer Fund will generally find it necessary to liquidate a portion of its Master Fund Shares in order to satisfy repurchase requests. Because Master Fund Shares may not be transferred, the Tender Offer Fund may withdraw a portion of its Master Fund Shares only pursuant to repurchase offers by the Master Fund. Therefore, the Tender Offer Fund does not expect to conduct a repurchase offer of Shares unless the Master Fund contemporaneously conducts a repurchase offer for Master Fund Shares.

The Tender Offer Fund and the Master Fund will offer to repurchase only their respective Shares. The Adviser will recommend to the Board (subject to its discretion) that the Tender Offer Fund offer to repurchase Shares from Shareholders generally on an annual basis in conjunction with the corresponding Exchange, at such time as recommended by the Adviser, as approved by the Board. The Adviser expects that, generally, it will recommend to the Board that each annual repurchase offer should apply to no more than 5% of the net assets of the Master Fund, although the Adviser may recommend that a greater amount be repurchased at their discretion. The Adviser also may recommend that the Board approve repurchases of Tender Offer Fund Shares more frequently than annually.

In determining whether the Tender Offer Fund should offer to repurchase Shares, the Board will consider the recommendations of the Adviser as to the timing and frequency of such an offer, as well as a variety of operational, business and economic factors. In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Board will consider the following factors, among others:

●	whether any Shareholders have requested to tender Shares to the Fund;

●	the liquidity of the Fund’s assets (including fees and costs associated with disposing of the Fund’s interests in underlying Portfolio Investments);

●	the investment plans and working capital and reserve requirements of the Fund;

●	the relative economies of scale of the tenders with respect to the size of the Fund;

●	the history of the Fund in repurchasing Shares;

●	the availability of information as to the value of the Master Fund’s investments in underlying Portfolio Investments;

●	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

●	any anticipated tax consequences to the Fund of any proposed repurchases of Shares;

●	the extent of any discount to NAV at which Auction Fund Shares are purchased and sold over a series of monthly auctions; and

●	the recommendations of the Adviser.

The Tender Offer Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board determines to be fair to the Tender Offer Fund and to all Shareholders. When the Board determines that the Tender Offer Fund will repurchase Shares, notice will be provided to Shareholders describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their Shares during the period that a repurchase offer is open may obtain the Tender Offer Fund’s NAV per share by contacting the Adviser during the period. If a repurchase offer is oversubscribed by Shareholders who tender Shares, a Fund may repurchase a pro rata portion by value of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

Repurchases of shares may be paid in cash or by the distribution of investments in-kind or partly in cash and partly in-kind. However, the Tender Offer Fund does not expect to distribute investments in-kind except in the unlikely event that making a cash payment would result in an adverse effect on the Tender Offer Fund or on shareholders not tendering shares for repurchase. Repurchases will be effective after receipt and acceptance by the Tender Offer Fund of eligible written tenders of Shares from Shareholders by the applicable repurchase offer deadline.

The Tender Offer Fund reserves the right to impose, on a future date, an “Early Repurchase Fee,” pursuant to which any repurchase of Tender Offer Fund Shares from a Shareholder which were held for less than one year (on a first-in, first-out basis) will be subject to a fee equal to 2.00% of the NAV of any Shares repurchased by the Fund that were held for less than one year. If an Early Repurchase Fee is charged to a Shareholder, the amount of such fee will be retained by the Fund. An Early Repurchase Fee payable by a Shareholder may be waived by the Tender Offer Fund, in circumstances where the Board of Trustees determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder. The Fund will not impose an Early Repurchase Fee until it provides notice to Shareholders, and Shares repurchased prior to the provision of such notice will not be subject to an Early Repurchase Fee.

Shares will be repurchased by the Tender Offer Fund after the Management Fee has been deducted from the Fund’s assets as of the end of the month in which the repurchase occurs — i.e., the accrued Management Fee for the month in which Fund shares are to be repurchased is deducted prior to effecting the relevant repurchase of Fund shares.

The Auction Fund’s assets will be reduced by the amount of its Shares that are exchanged for Tender Offer Fund Shares and purchased by the Tender Offer Fund. Thus, the Auction Fund’s income relative to assets may be affected by the repurchase. The purchase of Shares pursuant to the offer to repurchase will have the effect of increasing the proportionate interest in the Auction Fund of Shareholders who do not exchange their Shares for Tender Offer Fund Shares and tender those Shares. A reduction in the aggregate assets of the Auction Fund may result in Shareholders who do not exchange and tender shares bearing higher costs to the extent that certain expenses borne by the Auction Fund are relatively fixed and may not decrease if assets decline. These effects may be reduced or eliminated to the extent that new and existing Auction Fund Shareholders make additional purchases of Shares from time to time, although there can be no assurance that such additional purchases will occur. Payment for Shares purchased pursuant to an Exchange and offer to repurchase may also require the Auction Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses or increased investment related expenses.

The Tender Offer Fund expects to employ the following repurchase procedures:

●	Each repurchase offer will be conducted in connection with a corresponding Exchange, where the Board will approve the amount of Tender Offer Fund Shares to offer to repurchase, which generally will be the same as the Approved Exchange Amount for the corresponding Exchange.

●	Each repurchase offer will generally commence approximately 120 days prior to the applicable Valuation Date (i.e., the date as of which the Shares to be repurchased are valued by a Fund) and will remain open for a minimum of 20 business days following the commencement of the offer. A Shareholder choosing to tender Shares for repurchase must do so by the applicable Notice Date (i.e., the date specified in the notice describing the terms of the repurchase offer), which generally will be approximately 90 days before the Valuation Date. Tenders will be revocable upon written notice to the Fund until the Notice Date. Shares will be valued as of the Valuation Date, which is expected to be the last business day of a calendar month. Any repurchase of Tender Offer Fund Shares will be effective as of the same time as the exchange of Designated Auction Fund Shares for such Tender Offer Fund Shares is effective.

If modification of a Fund’s repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Board will adopt revised procedures reasonably designed to provide Shareholders substantially the same liquidity for Shares as would be available under the procedures described above. The Master Fund’s investments in Private Markets Investment Funds are subject to lengthy lock-up periods where the Master Fund will not be able to dispose of such investments except through secondary transactions with third parties, which may occur at a significant discount to NAV and which may not be available at any given time. There is no assurance that third parties will engage in such secondary transactions, and the Master Fund may require and be unable to obtain any Private Markets Investment Fund’s manager’s consent to effect such transactions. The Tender Offer Fund may need to suspend or postpone repurchase offers if the Master Fund is not able to dispose of its interests in Portfolio Investments in a timely manner.

Payment for repurchased Shares may require the Tender Offer Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Tender Offer Fund’s investment-related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

A Tender Offer Fund Shareholder tendering for repurchase only a portion of the Shareholder’s Shares will be required to maintain an account balance of at least $10,000 in the Auction Fund after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the Shareholder’s account balance to fall below the required minimum, the Tender Offer Fund reserves the right to exchange and repurchase all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Auction Fund Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Auction Fund. This right of the Tender Offer Fund to repurchase Shares compulsorily may be a factor which shareholders may wish to consider when determining the extent of any tender for purchase by the Fund.

The Tender Offer Fund may also repurchase Shares of a Shareholder without consent or other action by the Shareholder or other person if the Fund determines that:

●	the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder or with the consent of the Fund, as described below;

●	ownership of Shares by a Shareholder or other person is likely to cause a Fund to be in violation of, require registration of any Shares under, or subject such Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

●	continued ownership of Shares by a Shareholder may be harmful or injurious to the business or reputation of a Fund, the Master Fund, the Board, the Adviser, or any of their affiliates, or may subject a Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

●	any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true; or

●	with respect to a Shareholder subject to specific legal requirements (such as ERISA or the Bank Holding Company Act), the Shareholder is likely to be subject to additional regulatory or compliance requirements under these legal requirements by virtue of continuing to hold any Shares.

●	Involuntary redemptions will be conducted consistent with Rule 23c-2 under the 1940 Act.

In the event that the Adviser or any of its affiliates holds Shares in the capacity of a Shareholder, the Shares may be tendered for repurchase in connection with any repurchase offer made by a Fund. To the extent that a repurchase offer is oversubscribed, the participation by the Adviser in the repurchase offer will reduce the amount of Shares that the Tender Offer Fund will repurchase from Shareholders. As a result, Shareholders may be required to hold Shares for a longer period of time than they would had the Adviser not participated in the repurchase offer. See “Types Of Investments and Related Risks - Repurchase Risks” for a discussion of the risks associated with repurchase offers during the time that an affiliate of the Adviser constitutes the Auction Fund’s largest shareholder. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Tender Offer Fund’s schedule for repurchase offers and submit repurchase requests accordingly.

Repurchase Offers by the Auction Fund

The Board, on behalf of either Feeder Fund’s Shareholders, can decline to participate in a repurchase offer by the Master Fund. The Auction Fund does not expect to offer to repurchase its Shares other than through a discretionary repurchase offer made in accordance with Rule 23c-3(c) under the 1940 Act, or as otherwise permitted by applicable law and the Nasdaq Fund Secondaries Exemptive Order. Therefore, under normal circumstances, Auction Fund shareholders should not expect that the Board would elect to have the Auction Fund participate in a repurchase offer initiated by the Master Fund.

Notwithstanding the foregoing, the Auction Fund may choose to participate in the Master Fund’s repurchase offers in accordance with Rule 23c-3(c) if the Board determines that participation in the Master Fund’s repurchase offer would be in the best interest of the Auction Fund and its Shareholders. In making this determination, the Board would consider the following factors, among others: (i) whether any Shareholders have requested to tender interests in the Auction Fund; (ii) the number of Shareholders which have exchanged their interests from the Auction Fund to the Tender Offer Fund; (iii) the composition and liquidity of the Master Fund’s assets (including fees and costs associated with withdrawing from Master Fund investments); (iv) the availability of information as to the value of each of the Master Fund’s interests in underlying investments; (v) whether monthly auctions have provided adequate liquidity and competitive market pricing for participating investors; (vi) the condition of the securities markets and the economy generally, as well as political, national or international developments or current affairs; (vii) the anticipated tax consequences of any proposed repurchases of interests by the Auction Fund; and (viii) the recommendation of the Adviser.

The Auction Fund generally will conduct its repurchase offers in accordance with the procedures set forth above for Tender Offer Fund repurchase offers, except that any such Auction Fund repurchase offer will not be conducted in conjunction with a corresponding Exchange.

Transfers of Shares

Outside of (i) any auction for Auction Fund Shares conducted through Nasdaq Fund Secondaries or (ii) any exchange of Auction Fund Shares for Tender Offer Fund Shares as described above, Shares may be transferred only:

●	by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder; or

●	under certain limited circumstances, with the written consent of the Fund, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

The Funds generally will not consent to a transfer of Shares by a Shareholder unless the transfer is to a transferee who represents that it is an Eligible Investor and after a partial transfer, the value of the Shares held in the account of each of the transferee and transferor is at least $10,000. A Shareholder transferring Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. In connection with any request to transfer Shares, each Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

PLAN OF DISTRIBUTION

Each Fund is offered on a continuous basis. All subscription payments will be placed in an account held by the Transfer Agent in trust for the subscribers’ benefit, pending release to the Auction Fund. Subscriptions will be effective only upon the Auction Fund’s acceptance, and the Auction Fund reserves the right to reject any subscription in whole or in part, for any reason or no reason, in its sole and absolute discretion. Shares will be sold only to Eligible Investors, will not be listed on any national securities exchange and are not available in certificated form.

DISTRIBUTION POLICY

Each Fund expects that dividends will be paid on the Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments on the Shares may vary in amount depending on investment income received and expenses of operation; however, in order to qualify as a RIC and avoid significant income and excise taxes, substantially all of the net investment income of a Fund and any net capital gain realized by a Fund will be distributed to Shareholders at least annually.

As required under the 1940 Act, each Fund will provide a notice to Shareholders at the time of each distribution if such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement that discloses the sources of each distribution. Each Fund will provide disclosures, with each distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. Each year, Shareholders subject to IRS reporting will be notified of the source of a Fund’s distributions on a Form 1099. For tax purposes, at the end of the year a Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital.

The net asset value of each Share that a Shareholder owns will be reduced by the amount of the distributions or dividends that the Shareholder receives in respect of Shares.

A Shareholder’s dividends and capital gain distributions will be automatically reinvested if the Shareholder does not instruct the Fund otherwise. A Shareholder will have an adjusted tax basis in the additional Shares of the Fund purchased through the Fund’s dividend reinvestment policy equal to the amount of the reinvested distribution. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the Shareholder’s account. A Shareholder who elects not to reinvest will receive both dividends and capital gain distributions in cash. The Funds may limit the extent to which any distributions that are returns of capital may be reinvested in the Funds.

Shares will be issued at their net asset value on the ex-dividend date; there is no sales charge or other charge for reinvestment. Shareholders may elect initially not to reinvest by indicating that choice on the Subscription Agreement. Shareholders are free to change their election at any time by contacting the Funds. Your request must be received by the Funds before the record date to be effective for that dividend or capital gain distribution.

The Funds reserve the right to suspend at any time the ability of Shareholders to reinvest distributions and to require Shareholders to receive all distributions in cash, or to limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Funds may determine to do so if, for example, the amount being reinvested by Shareholders exceeds the available investment opportunities that the Adviser considers suitable for the Funds.

Dividend Reinvestment Policy

The Funds will operate under the DRP administered by Ultimus. Pursuant to the DRP, the Funds’ distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund.

DRP participation is not automatic. Shareholders must affirmatively elect on a Subscription Agreement to participate in the DRP. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Under the DRP, the Funds’ distributions to Shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a distribution, Ultimus, on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s net asset value per Share.

Ultimus will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by the Shareholders for personal and tax records. Ultimus will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each Shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRP. Each participant, nevertheless, has the right to request certificates for whole and fractional Shares owned. The Fund will issue certificates in its sole discretion. Ultimus will distribute all proxy solicitation materials, if any, to participating Shareholders.

In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRP, Ultimus will administer the DRP on the basis of the number of Shares certificated from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRP.

Neither Ultimus nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions.

The Fund reserves the right to amend or terminate the DRP upon 30 days’ notice to Shareholders. There is no direct service charge to participants with regard to purchases under the DRP; however, the Fund reserves the right to amend the DRP to include a service charge payable by the participants.

All correspondence concerning the DRP should be directed to Ultimus at P.O. Box 541150, Omaha, NE 68154-9150. Certain transactions can be performed by calling the toll free number (877) 600-3573.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

Each Fund’s Declaration of Trust (each, a “Declaration of Trust”) authorizes the issuance of an unlimited number of full and fractional Shares of each Fund, each of which represents an equal proportionate interest in each Fund with each other Share. Currently, each Fund offers one class of Shares: Institutional Shares. Each Declaration of Trust provides that the Board may create additional classes of Shares. However, a Fund cannot issue any additional class of Shares until it has obtained an exemptive order from the SEC permitting it to do so. Share certificates representing Shares will not be issued. Each Fund’s Shares, when issued, are fully paid and non-assessable. Each Fund does not intend to hold annual meetings of its Shareholders.

Each whole Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of a Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund (in cash or in kind) among its Shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. Each Declaration of Trust provides that the Funds’ Shareholders are not liable for any liabilities of the Funds.

Each Fund intends to submit to the SEC an application for an exemptive order to permit the Fund to offer additional classes of shares. Although there is no assurance that the SEC will grant such an order, any additional class of shares will have certain differing characteristics and differences in the distribution and/or shareholder servicing fees that may be charged. Currently, only the Auction Fund intends to offer additional classes of shares if the SEC exemptive order is granted.

PROVISIONS IN THE GOVERNING DOCUMENTS REGARDING SHAREHOLDER DERIVATIVE CLAIMS

The Fund’s Declaration of Trust provides that no person, other than a Trustee of the Fund, who is not a Shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Fund. The Declaration of Trust further provides that no Shareholder may maintain a derivative action on behalf of the Fund unless holders of a majority of the outstanding shares join in the bringing of such action. However, the foregoing requirement shall not apply to claims made under federal securities laws.

In addition to the above requirements, a Shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met. First, the Shareholder or Shareholders must make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction at issue. For purposes of the foregoing, a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a Shareholder demand by virtue of the fact that such Trustee receives remuneration for his/her service as a Trustee of the Fund or as a trustee or director of one or more investment companies that are under common management with or otherwise affiliated with the Fund. Second, unless a demand is not required under the first condition above, the Board of Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request. The Board of Trustees may designate a committee of two or more Trustees to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue.

Any person purchasing or otherwise acquiring or holding any interest in Shares will be deemed to have notice of and consented to the foregoing provisions. These provisions may limit a Shareholder’s ability to bring a claim against the Trustees, officers or other agents of the Fund and its service providers, which may discourage such lawsuits with respect to such claims. Any decision by the Independent Trustees to bring, maintain, or settle such action, or to submit the matter to a vote of the Shareholders, shall be binding on all Shareholders who will be prohibited from maintaining a separate competing action relating to the same subject matter. However, the foregoing prohibition shall not apply to claims under federal securities laws.

U.S. FEDERAL INCOME TAX MATTERS

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Funds and shareholders. This discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. The discussion is limited to persons who hold their Shares as capital assets (generally, property held for investment) for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws, such as U.S. financial institutions, insurance companies, broker-dealers, traders in securities that have made an election for U.S. federal income tax purposes to mark-to-market their securities holdings, tax-exempt organizations, partnerships, shareholders who are not “United States persons” (as defined in the Code), shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar. No ruling has been or will be obtained from the IRS regarding any matter relating to the Fund or the Shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. The discussion set forth herein does not constitute tax advice. Prospective investors and Shareholders are urged to consult their own tax advisors as to the U.S. federal income tax consequences of the acquisition, holding and disposition of Shares of the Fund, as well as the effects of state, local and non-U.S. tax laws. For purposes of this discussion, references to the “Funds” will also include references to the Master Fund, unless specified otherwise. Unless otherwise indicated, references in this discussion to the Fund’s activities, income, gain and loss include the direct investments, activities, income, gain and loss of the Master Fund, as well as those indirectly attributable to the Master Fund as a result of the Master Fund’s investment in any underlying fund (or other entity) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not as an association or publicly traded partnership table as a corporation.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, foreign or local taxes.

Taxation of the Funds. Each of the Funds will elect and intends to qualify each year to be treated as a RIC under the Internal Revenue Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders as dividends, but will pay corporate income tax on any portion that it fails to distribute. To qualify for treatment as a RIC, each Fund must satisfy various requirements primarily relating to its distributions, gross income and asset diversification.

A RIC must distribute annually to its shareholders dividends equal to at least the sum of 90% of its investment company taxable income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of any net tax-exempt interest income (the “Distribution Requirement”).

In addition, amounts not distributed on a timely basis in accordance with a separate calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund generally must be considered to have distributed dividends for U.S. federal income tax purposes in respect of each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses), determined on a calendar year basis, (2) 98.2% of its capital gain net income, determined under prescribed rules for this purpose (which is generally determined on the basis of the one-year period ending on October 31st of such calendar year, and adjusted for certain ordinary losses), and (3) any ordinary income and capital gain net income from previous years that was not distributed during those years and on which the Fund incurred no U.S. federal income tax. For U.S. federal income tax purposes, dividends declared by the Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following calendar year are taxable to such shareholders, and deductible by the Fund, as if paid on December 31 of the calendar year declared. The Fund may make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. In determining the amounts that are required to be distributed to avoid imposition of the excise tax, the Fund may be required to rely on information obtained from Portfolio Investments. If the information provided by the Portfolio Investments is not timely or accurate, the Fund may incur excise tax on undistributed income and gain. In addition, under certain circumstances, the Fund may decide that it is in its best interest to retain a portion of its income or capital gain rather than distribute such amount as a dividend for U.S. federal income tax purpose and, accordingly, cause the Fund to be subject to the excise tax.

Another requirement for RIC qualification is that at least 90% of each Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Gross Income Test”).

In addition, at the end of each quarter of each Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, two or more issuers which the Fund “controls” and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (the “Asset Diversification Test”).

For the purpose of determining whether the Master Fund satisfies the Gross Income Test, the character of the Master Fund’s distributive share of items of income, gain and loss derived through any Portfolio Investments that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Master Fund realized such tax items in the same manner as if the Master Fund had directly invested in the same assets held by the Portfolio Investments. Similarly, for the purposes of the Asset Diversification Test, the Master Fund and the Fund, in appropriate circumstances, may “look through” to the assets respectively held by such Portfolio Investments.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such taxable year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which the RIC’s non-qualifying gross income exceeds one-ninth of the RIC’s qualifying gross income, each as determined for purposes of applying the gross income test for such taxable year.

Additionally, a RIC that fails the asset diversification test as of the end of a quarter of a taxable year shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC’s assets at the end of such quarter and (ii) $10,000,000 (a “de minimis failure”), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter of a taxable year under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If before the end of any taxable quarter of its taxable year, the Fund believes that it may fail the asset diversification test, the Fund may seek to take certain actions to avert such a failure. However, the action typically taken by RICs to avert such a failure (e.g., the disposition of assets causing the asset diversification discrepancy) may be difficult for the Fund to pursue because of the limited liquidity of the interests in the Portfolio Investments. While the Code generally affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to do so may limit utilization of this statutory 30-day cure period and, possibly, the extended cure period provided by the Code as discussed above.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions made to shareholders. In addition, all distributions (including distributions of net capital gain) made to shareholders generally would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Master Fund may invest up to 25% of its total assets directly or indirectly in a corporate subsidiary and to own multiple corporate subsidiaries as long as it satisfies the 50% Asset Test. The Master Fund is likely to invest through corporate subsidiaries in investments that are likely to generate non-qualifying income for purposes of the Gross Income Test. A RIC generally does not take into account income earned by a U.S. corporation in which it invests unless and until the corporation distributes such income to the RIC as a dividend. Where a corporate subsidiary is organized in the United States, such corporate subsidiary will be liable for U.S. federal corporate income tax on its income, as well as any applicable state taxes, which will reduce the Fund’s return on its investment in such corporate subsidiary. If a net loss is realized by such corporate subsidiary, such loss is not generally available to offset the income of the Fund.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Internal Revenue Code.

If the Master Fund is not a “publicly offered regulated investment company” (as described below) the Master Fund will be subject to limitations on the deductibility of certain “preferential dividends.” In general, a dividend is preferential unless it is distributed pro rata to Shareholders, with no preference to any share of stock compared with other shares of the same class, and with no preference to one class as compared with another class, except to the extent the class is entitled to a preference. If the IRS or a court were to determine that the Fund paid a preferential dividend, such preferential dividends would not be deductible by the Fund and would not count towards satisfaction of the Distribution Requirement, and the Fund could lose its tax status as a RIC. The Master Fund will not be a “publicly offered regulated investment company” unless the Master Fund’s interests are (1) continuously offered to the public pursuant to a public offering as defined by Section 4 of the 1933 Act, (2) regularly traded on an established securities market, or (3) held by or for no fewer than 500 persons at all times during the tax year. The Master Fund does not anticipate meeting any of these criteria and as such it expects not to be “publicly offered” for these purposes.

Taxation of Shareholders – Distributions. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net long-term capital gains in excess of net short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional shares pursuant to the Fund’s dividend reinvestment policy.

Any distributions by the Fund from its investment company taxable income will be taxable as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income. Distributions by the Fund attributable to “qualified dividend income” received by the Fund and designated by the Fund as qualified dividend income generally may be taxed at the lower rates applicable to long-term capital gains in the case on non-corporate shareholders. In the case of corporate shareholders, dividends attributable to dividends from U.S. corporations may be eligible for a dividends-received deduction.

Similarly, in taxable years starting before 2026, non-corporate shareholders generally are entitled to a 20% deduction for distributions attributable to “qualified REIT dividends” received by the Fund and designated by the Fund as qualified REIT dividends.

Distributions from net capital gain (typically referred to as a “capital gain dividend”) will be characterized as long-term capital gain, regardless of how long Shares have been held by the shareholder. However, if a shareholder received any long-term capital gain distributions in respect of repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and held the repurchased Shares for six months or less, any loss realized by the shareholder upon the repurchase will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be subject to tax at corporate rates on the amount retained. In such case, the Fund may report the retained amount as undistributed capital gains to its shareholders, who will be treated as if each shareholder received a distribution of its pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

Distributions by the Fund that are or are considered to be in excess of the Fund’s current and accumulated earnings and profits for the relevant period will be treated as a tax-free return of capital to the extent of (and in reduction of) a shareholder’s tax basis in its Shares and any such amount in excess of such tax basis will be treated as gain from the sale of Shares, as discussed below. Similarly, as discussed below, if a repurchase of a shareholder’s Shares does not qualify for sale or exchange treatment, the shareholder may, in connection with such repurchase, be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the shareholder’s tax basis in the relevant Shares repurchased. In such case, the tax basis in the Shares repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the shareholder.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or in kind.

U.S. individuals with “modified adjusted gross income”, and certain trusts and estates with “adjusted gross income”, exceeding certain threshold amounts are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income” or “undistributed net investment income in the case of trusts and estates. Net investment income, includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares).

Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

If the Fund is not publicly offered, special rules will apply with respect to the treatment of certain expenses of the Fund as explained below, which may require the imputation of such expenses to the Fund’s shareholders. For these purposes, the Fund will be “non-publicly offered” unless the Fund’s interests are (1) continuously offered to the public pursuant to a public offering as defined by Section 4 of the Securities Act of 1933 (as amended), (2) regularly traded on an established securities market, or (3) held by or for no fewer than 500 persons at all times during the tax year. The Funds do not anticipate meeting any of these criteria and as such it expects to be “non-publicly offered” for these purposes. Generally, the expenses covered by these rules include expenses relating to investment advice, marketing activities, shareholder communications not required by law, and custodian fees. These special rules also apply to only certain “affected investors” which include any individual (other than a nonresident alien whose income from the RIC is not effectively connected with a U.S. trade or business), any person (including a trust or estate) that computes its income in the same manner as an individual, and any pass-through entity if any of its interest holders is a pass-through entity or would be an affected investor if it held its interest in the Fund. If these rules apply to an investor in the Fund, the investor is treated as receiving an additional dividend equal to their share of the Fund’s “affected expenses” and as having paid such expenses themselves. In general, “miscellaneous itemized deductions” are not permitted for taxable years beginning before January 1, 2026 and are subject to limitations thereafter.

The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income, qualified REIT dividends, capital gain dividends and share of affected expenses, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Taxation of Shareholders – Sales, Exchanges, or Redemptions. Any gain or loss recognized on a sale or other disposition of shares of the Fund by a shareholder generally will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if Shares on which a shareholder has received a long-term capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution. In addition, the loss realized on a sale or other disposition of Shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

From time to time, the Fund may offer to repurchase its outstanding shares. Shareholders who tender all Shares held, or considered to be held, by them will be treated as having sold their Shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Shares or fewer than all Shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its Shares. In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable dividend from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Shares of the Fund. If shareholders are treated as receiving a deemed dividend, they will be notified of this treatment at year-end with such amount reflected on IRS Form 1099-DIV. Entities in which the Fund may invest, such as REITs and certain partnerships, may not provide complete and final tax information to the Fund until after the Fund issues the IRS Form 1099-DIV to shareholders. As a result, the Fund may need to reclassify the amount and/or character of income to shareholders after issuing IRS Forms 1099-DIV. Should such a reclassification be necessary, the Fund shall send shareholders a corrected and final IRS Form 1099-DIV to reflect the reclassified income, and shareholders should use the information on such corrected IRS Form 1099-DIV in completing their tax returns.

The Fund (or its administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for purchases of Fund Shares. In addition to the requirement to report the gross proceeds from the sale of Fund Shares, the Fund (or its administrative agent) is also required to report the cost basis information for such Shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund Shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use a default cost basis method that will be separately communicated to you by a Fund (or its administrative agent). The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund Shares may not be changed after the settlement date of each such sale of Fund Shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Taxation of Master Fund Investments. It is intended that the Master Fund will invest a portion of its assets in Private Markets Investment Funds, some of which may be classified as partnerships for U.S. federal income tax purposes.

An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) is not itself subject to federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Some of the income that the Master Fund may earn directly or through a Private Markets Investment Fund, such as income recognized from an equity investment in an operating partnership, may not be treated as qualifying income under the Gross Income Test. The Master Fund may have to dispose of interests in Private Markets Investment Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Private Markets Investment Funds earn income of a type that is not qualifying gross income for purposes of the Gross Income Test or hold assets that could cause the Master Fund not to satisfy the Asset Diversification Test. To manage the risk that such income might jeopardize the Master Fund’s, and in turn the Fund’s, tax status as a RIC resulting from a failure to satisfy the Gross Income Test, one or more subsidiary entities treated as corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related investment. Such subsidiary entities generally may be required to incur corporate income taxes on their earnings, which ultimately may reduce the return to Shareholders.

Partners of a partnership must report their distributive share of the partnership’s income regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year. Accordingly, the Master Fund may be required to recognize items of taxable income and gain without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above (including in circumstances where investments by the Private Markets Investment Funds, such as investments in debt instrument with “original issue discount,” generate income prior to a corresponding receipt of cash). Accordingly, in order to avoid certain income and excise taxes, the Master Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so. However, the Master Fund is not required to avoid imposition of 100 percent of its income tax liability and is not required to avoid the excise taxes, which would effectively reduce (and could eliminate) the Fund’s returns. In addition, partnerships that the Master Fund may invest in will deliver Form K-1s to the Master Fund to report its share of income, gains, losses, deductions and credits of the partnership. These Form K-1s may be delayed and may not be received until after the time that the Master Fund and Fund issue tax reporting statements. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

The Master Fund and Private Markets Investment Funds in which the Master Fund invests may invest in REITs. In fact, the Master Fund may organize a subsidiary REIT to hold real estate investments. Dividends paid by a REIT, that are not designated as capital gains dividends or qualified dividend income will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT will be treated as long-term capital gains by the Master Fund and, in turn, may be distributed by a Fund to Shareholders as a capital gain distribution. Dividends attributable to a REIT’s receipt of qualified dividend income and designated as such will be taxed as qualified dividend income at reduced rates for non-corporate shareholders. Dividends received by a Private Markets Investment Fund from a REIT and allocated to the Master Fund generally will not constitute qualified dividend income or qualify for the dividends-received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders.

Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and REIT dividends designated as qualified dividend income) are eligible for up to a 20% deduction by non-corporate taxpayers in taxable years beginning before 2026. Distributions by the Master Fund, and subsequently by a Feeder Fund to shareholders that are attributable to qualified REIT dividends received by a Private Markets Investment Fund and allocated to the Master Fund or by the Master Fund from a REIT subsidiary and which the Master Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Master Fund is permitted to report such part of its dividends as section 199A dividends as are eligible but is not required to do so.

For the purpose of determining whether the Master Fund satisfies the Gross Income Test, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Internal Revenue Code section 7704(d), and (iii) that, generally, derives less than 90% of its income from the qualifying income described in the definition of the Gross Income Test above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

The Master Fund may invest in certain master limited partnerships (“MLPs”), which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the Gross Income Test, but the Master Fund’s investment in one or more of such qualified publicly traded partnerships is limited under the Asset Diversification Test to no more than 25% of the value of the Master Fund’s assets. The Master Fund will monitor its investment in such qualified publicly traded partnerships in order to ensure compliance with the Gross Income Test and Asset Diversification Test.

“Qualified publicly traded partnership income” within the meaning of Section 199A(e)(5) of the Code is eligible for up to a 20% deduction by non-corporate taxpayers for taxable years beginning before 2026. Qualified publicly traded partnership income is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. Under current law, the Master Fund is not permitted to pass the special character of this income through to its shareholders.

The Master Fund may gain most of its exposure to certain operating portfolio companies and real estate through certain domestic and non-U.S. entities treated as corporations for U.S. federal income tax purposes within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code for qualification as a RIC. To the extent the Master Fund invests through domestic corporate entities (that are not REITs), any taxable income will be subject to corporate income tax before being distributed to the Master Fund as a dividend. The Master Fund will monitor its investments in corporate entities (that are not REITs) in order to ensure compliance with the Asset Diversification Test.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE MASTER FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE MASTER FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE MASTER FUND AS A RESULT OF THE MASTER FUND’S INVESTMENT IN ANY PRIMARY MARKETS INVESTMENT FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Ordinarily, gains and losses realized from portfolio transactions will be characterized as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments, certain futures or forward contracts and options, and similar financial instruments) is generally characterized as ordinary income or loss under Section 988 of the Code. Section 988 of the Code similarly provides that gains or losses attributable to fluctuations in exchange rates that occur between the time the Master Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid would be generally characterized as ordinary income or loss. Finally, all or a portion of any gain realized from engaging in “conversion transactions” (as defined in the Code to generally include certain transactions designed to convert ordinary income into capital gain) may be characterized as ordinary income.

Hedging and Derivative Transactions. The Master Fund may invest in complex securities, and these investments may be subject to complex tax rules. These rules could affect the Master Fund’s and each Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Master Fund and/or defer the Master Fund’s ability to recognize losses, and, in limited cases, subject the Master Fund to U.S. federal income tax on income of certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to shareholders by the Fund.

The Master Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year (and, for purposes of the 4% excise tax described above, on certain other dates as prescribed under the Code) its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the taxable year as well as those actually realized during the taxable year. Gain or loss from Section 1256 Contracts are considered 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to Shareholders by the Fund. The Master Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Master Fund. These provisions may also require the Master Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Master Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the income and excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Master Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so. However, the Master Fund is not required to avoid imposition of 100 percent of its income tax liability and is not required to avoid the excise taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

The Master Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Master Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Master Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions by the Fund to shareholders. These provisions also may require the Master Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Master Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Master Fund intends to (i) monitor its transactions, (ii) make the appropriate tax elections and (iii) make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Master Fund, and in turn the Fund, as a RIC and minimize the imposition of income and excise taxes.

Any forward contract or other position entered into or held by the Master Fund in conjunction with any other position held by the Master Fund may constitute a “straddle” for federal income tax purposes. In addition, investments by the Master Fund in particular combinations of Private Markets Investment Funds may also be treated as a “straddle.” A straddle of which at least one, but not all, the positions are Section 1256 Contracts may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the amount, character and timing of the Master Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Master Fund has unrealized gains with respect to the other position in such straddle; (2) the Master Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are non-Section 1256 Contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Master Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

If the Master Fund enters into a “constructive sale” of any appreciated financial position in its portfolio, the Master Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Master Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Master Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Master Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Internal Revenue Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Master Fund’s taxable year and the Master Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

Foreign Investments. Income received by the Master Fund from sources within foreign countries (including, for example, dividends or interest on stock or securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Master Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Master Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. The Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes. Foreign taxes paid by the Master Fund will reduce the return from the Master Fund’s investments.

The Master Fund may indirectly hold equity interests in Portfolio Investments that may be classified as “passive foreign investment companies” or “PFICs.” If the Master Fund owns shares in a PFIC, the Master Fund will generally be subject to one of the following special tax regimes: (i) the Master Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Master Fund as a dividend to the Fund; (ii) if the Master Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Master Fund would be required each year to include in income, and distribute to the Fund in accordance with the distribution requirements set forth above, the Master Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Master Fund; or (iii) the Master Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to the Fund any such mark-to-market gains in accordance with the distribution requirements set forth above. The Master Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by the Master Fund arising from a QEF election will be “qualifying income” under the Gross Income Test (as described above) if distributed to the Master Fund in the same year or, even if not distributed to the Master Fund, if the Master Fund derives such income from its business of investing in stock, securities or currencies. In certain cases, the Master Fund will not be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the QEF or mark-to-market election will do so.

A U.S. person that owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” If the Master Fund is a “U.S. Shareholder” of a CFC, the Master Fund will be required to include in its gross income for United States federal income tax purposes its share of specified types of the CFC’s earnings, whether or not such income is distributed by the CFC. The Master Fund’s recognition of any such deemed distributions will increase the Master Fund’s tax basis in the CFC. Distributions by a CFC to the Master Fund will be tax-free, to the extent of its previous inclusions of deemed distributions but will correspondingly reduce the Master Fund’s tax basis in the CFC. The deemed inclusions of the Master Fund attributable to its investment in a CFC is “qualifying income” to the Master Fund to the extent that such income is distributed to the Master Fund in the same year or is derived with respect to the Master Fund’s business of investing in stock, securities or currencies.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund, including indirectly through the Master Fund, invests in residual interests of real estate mortgage investment conduits (“REMICs”), (ii) the Fund, including indirectly through the Master Fund, invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) the tax-exempt entity incurs acquisition indebtedness with respect to its shares in the Fund. Charitable remainder trusts and certain other tax-exempt entities are subject to special rules and should consult their tax advisors.

Backup Withholding. The Fund will be required in certain cases to withhold at 24% of any distributions or proceeds paid and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect social security number or tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that it is not subject to backup withholding; or (iv) has failed to certify to the Fund that it is a U.S. person (including a resident alien). Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s US federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate tax in Delaware if it qualifies as a RIC for federal income tax purposes. The Fund may become subject to income and other taxes in states and localities based on the Master Fund’s investments in entities that conduct business in those jurisdictions.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for this tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Non-U.S. Shareholders. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Non-U.S. shareholders (i.e., nonresident alien individuals and foreign corporations, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by non-U.S. shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Non-U.S. shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the non-U.S. shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a non-U.S. shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as the Foreign Account Tax Compliance Act (“FATCA”), the Fund is required to withhold 30% of certain ordinary dividends it pays to non-U.S. entities that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Other Taxation. The foregoing represents a summary of the general tax rules and considerations affecting Shareholders as well as the Master Fund’s and the Fund’s operations, and neither purports to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, other state, local, and foreign income taxes, estate and inheritance taxes, or intangible property taxes, that may be imposed by various jurisdictions. The Master Fund and the Fund also may be subject to additional state, local, or foreign income and other taxes that could reduce the amounts distributable to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Fund Shareholders should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund.

STATEMENT OF ADDITIONAL INFORMATION

[●], 2022

AOG Institutional Diversified Fund
AOG Institutional Diversified Tender Fund

Shares of Beneficial Interest

Investment Adviser:

Alpha Omega Group, Inc. dba AOG Wealth Management

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of AOG Institutional Diversified Fund and AOG Institutional Diversified Tender Fund (each, a “Feeder Fund,” and together, the “Feeder Funds”). This SAI is incorporated by reference and should be read in conjunction with the Feeder Funds’ prospectus dated [●], 2022 (the “Prospectus”). You may obtain a copy of the Prospectus without charge by calling the Funds at 877-600-3573. Capitalized terms not defined herein are defined in the Prospectus.

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THE FUNDS

General. Each Feeder Fund is a non-diversified, closed-end management investment company established under Delaware law as a Delaware statutory trust under an Agreement and Declaration of Trust dated December 13, 2021 as may be amended from time to time (each, a “Declaration of Trust”). Alpha Omega Group, Inc. dba AOG Wealth Management serves as each Fund’s investment adviser (the “Adviser”). In pursuing its investment objective, each Feeder Fund invests substantially all of its assets in the AOG Institutional Diversified Master Fund (the “Master Fund” and together with the Feeder Funds, the “Funds” and each, a “Fund”), a Delaware statutory trust registered under the 1940 Act as a diversified, closed-end management investment company.

This SAI is not an offer to sell, and no person is soliciting an offer to buy, any Shares issued by the Tender Offer Fund. Investors may purchase Tender Offer Fund Shares only by exchanging their Auction Fund Shares for Tender Offer Fund Shares (an “Exchange”). Tender Offer Fund Shares are not currently available, and will not be available, for purchase through an Exchange until such time as discussed in the Prospectus in the section entitled “Purchase and Exchange of Shares.”

Description of Shares. Each Fund is authorized to offer shares of beneficial interest. Each Fund has applied to the U.S. Securities and Exchange Commission (the “SEC”) for exemptive relief from certain provisions of the 1940 Act and rules thereunder that would allow such Fund to offer additional classes of shares. Each Fund may offer additional classes of shares in the future if such exemptive relief is granted.

Voting Rights. Each shareholder of record is entitled to one vote for each share held on the record date for the shareholder action or meeting. Each Fund is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of each Fund and for the election of trustees of the Funds (each, a “Trustee” and collectively, the “Trustees” or the “Board”) under certain circumstances. Under each Declaration of Trust, the Trustees have the power to liquidate the applicable Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if any Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of a Fund. In the event that such a meeting is requested, such Fund will provide appropriate assistance and information to the shareholders requesting the meeting.

Shares represent proportionate interests in a Fund’s assets.

INVESTMENT POLICIES AND PRACTICES

Each Feeder Fund will invest all or substantially all of its assets in the Master Fund. The Adviser intends to invest the Master Fund’s assets primarily in a diversified portfolio of investments, including a mix of liquid, traditional equity and fixed income investments as well as less liquid, alternative and non-traditional investments (collectively, “Portfolio Investments”). The investment objective and principal investment strategies of each Fund, as well as the principal risks associated with such Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

INVESTMENT OBJECTIVES AND RESTRICTIONS

Investment Objectives. Each Fund’s investment objective is described in the Prospectus. Each Fund’s investment objective is non-fundamental, and may be changed without shareholder approval. However, the Board must approve any changes to non-fundamental investment objectives, and a Fund will notify shareholders at least 60 days prior to a material change in the Fund’s investment objective.

Fundamental Investment Restrictions. Each Fund has adopted the following restrictions that cannot be changed without approval by the holders of a “majority” of the Fund’s outstanding shares, which is a vote by the holders of the lesser of: (i) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

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1.	Each Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.	Each Fund may borrow money or issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Each Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Each Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Each Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In applying a Fund’s policy on concentration (i.e., investing more than 25% of its net assets in the securities of issuers primarily engaged in the same industry) described above: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; (iii) asset-backed securities will be classified according to the underlying assets securing such securities; (iv) the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions; (v) the Funds do not consider funds (including privately offered pooled investment vehicles, such as hedge funds, which are issued in private placements to investors that meet certain suitability standards (“Private Markets Investment Funds”)) to be investments in any single industry or group of industries; and (vi) the Funds will use their reasonable best efforts to take into account the Private Markets Investment Funds’ focus on particular industries.

Except for a Fund’s policy with respect to borrowing, any investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Borrowing. The 1940 Act presently allows a fund to borrow (including pledging, mortgaging or hypothecating assets) in an amount up to 33⅓% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Under Section 18(a) of the 1940 Act, each Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets, less all liabilities and indebtedness of the Fund other than senior securities, is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Fund’s total assets less all liabilities and indebtedness of the Fund other than senior securities).

Lending. The 1940 Act does not prohibit a fund from making loans. Each Fund may make loans to corporations or other business entities. Each Fund also may acquire securities subject to repurchase agreements.

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Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Real Estate. Each Fund may purchase and sell instruments secured by real estate or interests in real estate and securities issued by companies which own or invest in real estate (including REITs). Each Fund may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such other assets.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s net assets in an industry, with certain exceptions. Securities of the U.S. government, its agencies or instrumentalities and securities backed by the credit of a U.S. governmental entity are not considered to represent industries. In the case of loan participations, both the financial intermediary and the ultimate borrower are considered issuers where the loan participation does not shift to the Fund the direct debtor/creditor relationship with the borrower. For purposes of a Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC and SEC staff guidance.

THE ADVISER

General. The Adviser, located at 11911 Freedom Drive, Suite 730, Reston, VA 20190, furnishes investment management services to the Funds, subject to the supervision and direction of the Board. Affiliates of the Adviser also manage other investment accounts. In the course of discharging its non-portfolio management duties under the advisory contract, the Adviser may delegate to affiliates.

As of August 23, 2022, the Adviser managed approximately $ 306 million in assets for individuals (including high net worth individuals), pension and profit sharing plans, charitable organizations, and corporations and other businesses.

Advisory Agreement with the Funds. Each Fund and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for each Fund.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually, with respect to each Fund: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and with respect to each Fund is terminable at any time without penalty by the Trustees or by a majority of the outstanding voting securities of the Fund, or by the Adviser on not less than 30 days’ nor more than 60 days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Advisory Fees Paid to the Adviser.

Management Fee. In consideration of the services provided by the Adviser to the Funds, the Master Fund pays the Adviser a fee (the “Management Fee”), accrued daily and payable monthly, at the annual rate of 0.50% of the Master Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Master Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes), and calculated before giving effect to any repurchase of shares on such date. Through its investment in the Master Fund, each Feeder Fund bears a proportionate share of the investment management fee paid by the Master Fund to the Adviser in consideration of the advisory and other services provided by the Adviser to the Master Fund. The Management Fee is paid to the Adviser out of the Master Fund’s assets and, therefore, decreases the net profits or increases the net losses of each Feeder Fund. Through its investment in the Master Fund, each Feeder Fund bears a proportionate share of the investment management fee paid by the Master Fund to the Adviser in consideration of the advisory and other services provided by the Adviser to the Master Fund. Since the Master Fund is new, the Master Fund has not paid any Management Fees to the Adviser as of the date of this SAI.

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PORTFOLIO MANAGEMENT

This section includes information about Frederick Baerenz, James Ortlip, and Michelle Whitlock as the members of Adviser’s investment committee (the “Investment Committee”) who have ultimate responsibility for each Fund’s investment system and how it operates and who are, therefore, primarily responsible for the management of the Fund’s portfolio, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation. Compensation for Messrs. Baerenz and Ortlip comprises a base salary with bonuses and Ms. Whitlock is paid at an hourly rate. The base salary is consistent with industry standards for each individual’s level and is adjusted based on merit. Base salary is reviewed annually during performance reviews. All bonuses are based upon individual performance and overall business profitability.

Fund Shares Owned by the Portfolio Managers. The Funds are required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the end of the most recently completed year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”). Because the Funds are new, as of the date of this SAI, only Mr. Baerenz beneficially own shares of the Funds, as the sole initial Shareholder of the Fund.

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Other Accounts. In addition to the Funds, Messrs. Baerenz and Ortlip and Ms. Whitlock may also be responsible for the day-to-day advisement of certain other accounts, as indicated by the following table (“Other Accounts”). None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of August 23, 2022, and excludes accounts where they have advisory but not discretionary authority.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Frederick Baerenz	480	$144	0	$0	594	$210
James Ortlip	347	$81	0	$0	56	$5
Michelle Whitlock	0	$0	0	$0	0	$0

Conflicts of Interests. Adviser-advised accounts may have overlapping investment objectives and strategies with the Funds and will invest in private markets investments similar to those targeted by the Funds. In addition, certain Adviser employees may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to all clients, including the Funds. The Adviser uses reasonable efforts to ensure fairness and transparency in the allocation of limited capacity in primary partnership, secondary partnership and direct portfolio company private equity investments. We have designed the allocation process and policy to be clear and objective with the intent of limiting subjective judgment. Our policy focuses on eligibility, priority, materiality, and transparency.

Notwithstanding the generality of the foregoing, when allocating any particular investment opportunity among the Funds and other Adviser-advised accounts, the Adviser will take into account relevant factors, such as: (1) a client’s investment objectives and model portfolio guidelines and targets, including minimum and maximum investment size requirements, (2) the composition of a client’s portfolio, (3) the nature of any requirements or constraints placed on an investment opportunity (e.g., conditions imposed by a GP of an underlying fund), (4) transaction sourcing or an investor’s relationship with a GP, (5) the amount of capital available for investment by a client, (6) a clients’ liquidity, (7) tax implications and other relevant legal, contractual or regulatory considerations, (8) the availability of other suitable investments for a client, and (9) any other relevant limitations imposed by or set forth in the applicable offering and organizational documents of the client. There can be no assurance that the factors set forth above will result in a client, including the Funds, participating in all investment opportunities that fall within its investment objectives. In fact, until each Fund has obtained co-investment exemptive relief, only those investment opportunities that are not determined to be appropriate for other Adviser-advised accounts will be made available to the Fund.

ERISA AND CERTAIN OTHER CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, IRA, Keogh plan, or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the Code (an “ERISA Plan”) should consider, among other things, the matters described below before determining whether to invest in a Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards.

An ERISA Plan that proposes to invest in a Fund may be required to represent to the Board that it, and any fiduciaries responsible for such ERISA Plan’s investments, are aware of and understand the Fund’s investment objective; policies and strategies; that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan; and that the decision to invest plan assets in the Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and the Code, as applicable.

5

Certain prospective Benefit Plan Shareholders may currently maintain relationships with the Adviser or its affiliates. Each of such persons may be deemed to be a fiduciary of or other party in interest or disqualified person of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA Plan assets for the benefit of a party in interest, and also prohibits (or penalizes) an ERISA Plan fiduciary from using its position to cause such ERISA Plan to make an investment from which it or certain third-parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan Shareholders should consult with their own counsel and other advisors to determine if participation in a Fund is a transaction that is prohibited by ERISA or the Code or is otherwise inappropriate. Fiduciaries of ERISA Plan Shareholders may be required to represent that the decision to invest in a Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice of such affiliated persons as a basis for the decision to invest in the Fund.

Employee benefit plans or similar arrangements which are not subject to either ERISA or the related provisions of the Code may be subject to other rules governing such plans, and such plans are not addressed above; fiduciaries of employee benefit plans or similar arrangements which are not subject to ERISA, whether or not subject to the Code, should consult with their own counsel and other advisors regarding such matters.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

ADMINISTRATOR, ACCOUNTANT, AND TRANSFER AGENT

Ultimus Fund Solutions, LLC (the “Administrator”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as administrator, fund accountant, and transfer agent of the Funds. The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and assists the Adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and in the preparation of periodic compliance reports. The Administrator prepares and/or supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board.

For the performance of these services the Administrator receives a monthly fee from the Fund based on its average net assets (subject to a minimum fee per month), plus out-of-pocket expenses.

THE DISTRIBUTOR

UMB Distribution Services, LLC (the "Distributor"), whose principal business address is 235 West Galena Street, Milwaukee, WI 53122, acts as Distributor of the Funds on a best-efforts basis, pursuant to a distribution agreement (the "Distribution Agreement") between the Funds and the Distributor.

The Distributor may enter into agreements with selected broker-dealers or other financial intermediaries for distribution of the Shares. The Distributor does not receive compensation from the Funds for its distribution services, but will receive compensation for its distribution services from the Adviser. Pursuant to the Distribution Agreement, the Distributor is solely responsible for the costs and expenses incurred in connection with its qualification as broker-dealer under state or federal laws. The Distribution Agreement also provides that the Funds will indemnify the Distributor and its affiliates and certain other person against certain liabilities. The indemnification will not apply to action of the Distributor, its officers, or employees in cases of their willful misconduct, bad faith, reckless disregard or gross negligence in the performance of their duties.

THE CUSTODIAN

Fifth Third Bank, National Association (the “Custodian”), 38 Fountain Square Plaza, Cincinnati, OH 45202, serves as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund.

LEGAL COUNSEL

Alston & Bird LLP, 1201 W Peachtree St NE, Atlanta, GA 30309, serves as legal counsel to the Funds.

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TRUSTEES AND OFFICERS OF THE FUNDS

Board Responsibilities. The management and affairs of the Funds are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Funds.

The day-to-day business of the Funds, including the management of risk, is performed by third party service providers, such as the Adviser and the Administrator. The Trustees are responsible for overseeing the Funds’ service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Funds’ business (e.g., the Adviser is responsible for the day-to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objective, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser provides the Board with an overview of, among other things, their respective investment philosophies, brokerage practices and compliance infrastructures. Thereafter, the Board continues its oversight function as various personnel, including the Funds’ Chief Compliance Officer (the “Chief Compliance Officer”), as well as personnel of the Adviser and other service providers such as the Funds’ independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the services provided to the Funds by the Adviser and receives information about those services at its regular meetings. In addition, following an initial two-year term, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreements, the Board meets with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Funds’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Funds’ investments, including, for example, reports on the Adviser’s use of derivatives in managing the Funds, if any, as well as reports on the Funds’ investments in other investment companies, if any.

The Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Funds’ policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Funds and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Funds’ Fair Valuation Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the Funds’ independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Funds in their periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Funds’ internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Funds’ financial reporting and the preparation of the Funds’ financial statements.

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From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are four members of the Board, two of whom are not “interested persons” of the Funds, as that term is defined in the 1940 Act (“Independent Trustees”). Mr. Baerenz, an interested person of the Funds, serves as Chairman of the Board. Mr. Grady, an Independent Trustee, serves as the lead Independent Trustee. The Funds have determined their leadership structure is appropriate given the specific characteristics and circumstances of the Funds. The Funds made this determination in consideration of, among other things, the fact that the chairperson of each Committee of the Board is an Independent Trustee and the amount of assets under management in the Funds. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

The Board has two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee and Nominating Committee are each chaired by an Independent Trustee and composed of all of the Independent Trustees.

In his role as Chairman, Mr. Baerenz, among other things: (i) presides over board meetings; (ii) oversees the development of agendas for Board meetings; (iii) facilitates communication between the Trustees and management; and (iv) has such other responsibilities as the Board determines from time to time.

In his role as lead Independent Trustee, Mr. Grady, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the Independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the Independent Trustees and management, and among the Independent Trustees; (v) serves as a key point person for dealings between the Independent Trustees and management; and (vi) has such other responsibilities as the Board or Independent Trustees determine from time to time.

Trustees and Officers of the Funds. Set forth below are the names, years of birth, position with the Funds and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee or officer of the Funds. There is no stated term of office for the Trustees and officers of the Funds. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Nominating Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Funds; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee or officer is, as applicable, AOG Institutional Diversified Fund or AOG Institutional Diversified Tender Fund, 11911 Freedom Drive, Suite 730, Reston, VA 20190.

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Trustees

Name and Year of Birth	Position with Funds and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustees
Frederick Baerenz (1961)	President and Chief Executive Officer; Indefinite; Since Inception	President and Chief Executive Officer of AOG Wealth Management since 2000.	None
Michelle Whitlock (1990)	Chief Financial Officer and Treasurer; Indefinite; Since Inception	Chief Financial Officer of AOG Wealth Management since 2019; Director of Client Services, 2014-2019.	None

Name and Year of Birth	Position with Funds and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Independent Trustees
John Grady (1961)	Trustee; Indefinite; Since Inception	Attorney/Partner at DLA Piper LLP, 2016-2019; Practus LLP, 2019 – January 2021. Chief Compliance Officer of ABR Dynamic Funds, January 2021-Present.	None
Kate DiGeronimo (1984)	Trustee; Indefinite; Since Inception	Attorney/Partner at Mound Cotton Wollan & Greengrass LLP.	None

Officers

Name and Year of Birth	Position with Funds and Length of Time Served	Principal Occupations in Past 5 Years
Frederick Baerenz (1961)	President and Chief Executive Officer; Indefinite; Since Inception	President and Chief Executive Officer of AOG Wealth Management since 2000.
Michelle Whitlock (1990)	Chief Financial Officer and Treasurer; Indefinite; Since Inception	Chief Financial Officer of AOG Wealth Management since 2019; Director of Client Services, 2014-2019.
Jesse Hallee (1976)	Secretary; Indefinite; Since Inception	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC, 2019-Present; Vice President and Managing Counsel, State Street Bank and Trust Company, 2013-2019.
Elizabeth Anth (1974)	Chief Compliance Officer; Indefinite; Since Inception	Chief Compliance Officer for Easterly Funds (formerly James Alpha Advisors) and FDX Capital, LLC.

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Individual Trustee Qualifications. The Funds have concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Funds have concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Funds have concluded that Mr. Baerenz should serve as Trustee because of the extensive experience he gained in the financial services industry, including experience in various senior management positions with financial services firms.

The Funds have concluded that Ms. Whitlock should serve as Trustee because of the extensive experience he gained in the financial services industry, including experience in various senior management positions.

The Funds have concluded that Ms. DiGeronimo should serve as Trustee because of her experience as a partner of a large law firm and her knowledge of the financial services industry.

The Funds have concluded that Mr. Grady should serve as Trustee because of the experience he gained in a variety of leadership roles with different investment management institutions and his experience in and knowledge of the financial services industry.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

Board Committees. The Board has established the following standing committees:

●	Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Funds’ independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by the Funds’ independent registered public accounting firm to the Funds and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Funds as a whole, if any, and management’s responses to any such reports; (vi) reviewing the Funds’ audited financial statements and considering any significant disputes between the Funds’ management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Funds’ senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Funds’ internal financial controls; (viii) reviewing, in consultation with the Funds’ independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Funds’ financial statements; and (ix) other audit related matters. Ms. DiGeronimo and Mr. Grady currently serve as members of the Audit Committee. Mr. Grady serves as the Chair of the Audit Committee. The Audit Committee meets periodically, as necessary.

●	Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the Independent Trustees. The Nominating Committee operates under a written charter approved by the Board. The principal responsibilities of the Nominating Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as Independent Trustees and considering proposals of and making recommendations for “interested” Trustee candidates to the Board; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at a Fund’s office. Ms. DiGeronimo and Mr. Grady currently serve as members of the Nominating Committee. Ms. DiGeronimo serves as the Chair of the Nominating Committee. The Nominating Committee meets periodically, as necessary.

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Fair Valuation Committee. The Board has also established a standing Fair Valuation Committee that is composed of various representatives of the Funds’ service providers, as appointed by the Board. The Fair Valuation Committee operates under procedures approved by the Board. The principal responsibility of the Fair Valuation Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Valuation Committee’s determinations are reviewed by the Board.

Fund Shares Owned by Board Members. As of the date of this SAI, no Trustee owns shares of the Funds. As of the date of this SAI, the Trustees and the officers of the Funds own less than 1% of the outstanding shares of any Fund.

Board Compensation. Each Fund anticipates paying the following compensation to the Trustees during the Fund’s initial fiscal period ending September 30, 2022:

Name	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Fund Complex[1]
Interested Trustees
Frederick Baerenz	$0	N/A	N/A	$0
Michelle Whitlock	$0	N/A	N/A	$0
Independent Trustees
Kate DiGeronimo	$12,000	N/A	N/A	$12,000 for service on three (3) boards and two (2) committees
John Grady	$12,000	N/A	N/A	$12,000 for service on three (3) boards and two (2) committees

[1]	The term “Fund Complex” refers to each Fund.

LIMITATION OF TRUSTEES’ LIABILITY

Each Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Funds, nor shall any Trustee be responsible for the act or omission of any other Trustee. Each Declaration of Trust also provides that the applicable Fund will indemnify and hold harmless its Trustees against liabilities and expenses arising out of or related to their performance of their duties as a Trustee. However, nothing in a Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

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PROXY VOTING

Investments in the Portfolio Investments do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Master Fund may receive notices or proposals from the Portfolio Investments seeking the consent of or voting by holders (“proxies”). The Master Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Master Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Master Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Trustees indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Master Fund intends to hold its interests in the Portfolio Investments in non-voting form. Where only voting securities are available for purchase by the Master Fund, in all, or substantially all, instances, the Master Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Information regarding how the Adviser voted proxies related to the Master Fund’s portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling collect (855) 520-7711, and on the SEC’s website at www.sec.gov. The Adviser’s proxy voting policies and procedures are attached hereto as Appendix B.

CODES OF ETHICS

The Board, on behalf of the Funds, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser has adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, directors, officers, and certain employees (“Access Persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to engage in personal securities transactions, but are generally required to pre clear their personal securities transactions, including private investments and IPOs and must report their holdings for monitoring purposes. Access Persons may engage in personal securities transactions in securities that are held by the Funds, subject to the limitations of the Codes of Ethics. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

As the Funds had not commenced operations as of July 31, 2022, and except as noted below, no persons owned of record or beneficially 5% or more of the outstanding Shares of a Fund as of that date.

Frederick Baerenz has provided the initial investment in the Auction Fund and thus is the sole Shareholder of the Auction Fund. For so long as Frederick Baerenz has a greater than 25% interest in the Auction Fund, he may be deemed to be a “control person” of the Auction Fund for purposes of the 1940 Act.

FINANCIAL STATEMENTS

Appendix A to this SAI includes the audited financial statements for the Fund. The Fund’s financial statements have been audited by BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, PA 19103. In addition, the financial statements appearing in the Fund’s Semi-Annual Report for the fiscal period ended March 31, 2022 are incorporated by reference in this SAI. Such Semi-Annual Report is available upon request and free of charge by contacting the Fund at 877-600-3573.

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APPENDIX A

aog institutional diversified FUND

Financial Statements

December 31, 2021

A-1

aog institutional diversified FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Cash	$100,000
Deferred Offering Costs	47,285
Receivable from Advisor for reimbursement of organizational costs	19,327
Total Assets	166,612

LIABILITIES
Accrued offering costs	47,285
Accrued organizational costs	19,327
Total Liabilities	66,612

NET ASSETS	$100,000

At December 31, 2021, the components of net assets were as follows:

Paid-in capital	$100,000

Shares of beneficial interest outstanding,
Unlimited shares authorized without par value	6,667

Net asset value and maximum offering price per share	$15.00

See notes to financial statements.

A-2

aog institutional diversified FUND

STATEMENT OF OPERATIONS

As of December 31, 2021

INVESTMENT INCOME	$-

EXPENSES
Organizational Expenses	19,327
Less: Reimbursement from Adviser	(19,327)
Net Expenses	$-

NET INVESTMENT INCOME	$-

A-3

aog institutional diversified FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

(1)       ORGANIZATION

AOG Institutional Diversified Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. Shares of the Fund will be available for purchase monthly, directly from the Fund. The Fund’s investment adviser is AOG Wealth Management (the “Adviser”).

The investment objective of the Fund is to seek to provide total return. In pursuing its investment objective, the Fund invests substantially all of its assets in the AOG Institutional Diversified Master Fund (the “Master Fund”), a Delaware statutory trust registered under the 1940 Act as a diversified, closed-end management investment company. The Fund’s portfolio typically will consist solely of the Master Fund’s shares. Therefore, the Fund’s investment results will correspond directly to the investment results of the Master Fund.

The Fund was organized as a statutory trust on November 4, 2021 under the laws of the State of Delaware. The Fund had no operations from that date to December 31, 2021, other than those relating to organizational matters and the registration of its shares under applicable securities laws. The Adviser purchased the initial shares at $15.00 per share on December 31, 2021.

(2)       SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The following is a summary of significant accounting policies used in preparing the financial statements. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies" including FASB Accounting Standard Update (“ASU”) 2013-08.

Net Asset Value Determination

The Auction Fund calculates its Net Asset Value (“NAV”) as of the close of business on the last business day of each calendar month, each date that Shares are offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its NAV, the Auction Fund values its investments as of the relevant Determination Date. The NAV of each Fund equals, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

Investment in the Master Fund

The Auction Fund’s investment in the Master Fund is valued at an amount equal to the net asset value of the investment without discount or premium, which approximates fair value. Income, expense and net realized gain (losses) of the Master Fund, are allocated each month to the Auction Fund based on its pro-rata ownership of the Master Fund. The more relevant disclosure regarding fair value measurements impacting the Auction Fund is related to the Master Fund’s investment portfolio. Such disclosure can be found in the Notes to the Master Fund’s attached financial statements.

A-4

aog institutional diversified FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2021

Organizational and Offering Costs

The Fund expenses organization costs as incurred. Offering costs include insurance fees, state registration fees and legal fees regarding the preparation of the initial registration statement. Offering costs are accounted for as deferred costs until operations begin. Offering costs are then amortized to expense over twelve months on a straight-line basis. These organization and offering costs will be advanced by the Adviser and the Adviser has agreed to reimburse the Fund for these expenses, subject to potential recovery (see Note 3). Organizational costs which are subject to reimbursement by the Adviser are presented in the Statement of Assets and Liabilities as a receivable from Adviser. The total amount of the organization costs and offering costs incurred by the Fund is estimated at approximately $19,327 and $47,285, respectively.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis.

Indemnification

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

(3) AGREEMENTS

In consideration of the services provided by the Adviser to the Funds, the Master Fund pays the Adviser a fee (the “Management Fee”), accrued daily and payable monthly, at the annual rate of 0.50% of the Master Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Master Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes), and calculated before giving effect to any repurchase of shares on such date. Through its investment in the Master Fund, the Fund bears a proportionate share of the investment management fee paid by the Master Fund to the Adviser in consideration of the advisory and other services provided by the Adviser to the Master Fund. The Management Fee is paid to the Adviser out of the Master Fund’s assets and, therefore, decreases the net profits or increases the net losses of the Fund.

A-5

aog institutional diversified FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2021

Pursuant to an agreement with the Trust, Ultimus Fund Solutions, LLC (“UFS”) provides administrative, fund accounting and transfer agency services to the Funds.

Pine Advisor Solutions (“PAS”) provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between PAS and the Trust.

(4) PURCHASE, EXCHANGE AND REPURCHASE OF SHARES

Only Shares of the Auction Fund are available for purchase by prospective investors. During the first 12-18 months of the Auction Fund’s operations, investors (i) will be able to purchase Auction Fund Shares monthly directly from the Auction Fund at their net asset value (“NAV”) calculated as of the last business day of each month, and (ii) will not be able to sell their Auction Fund Shares.

Beginning approximately 12-18 months following the date the Auction Fund commences operations, the Auction Fund may accept initial and additional purchases of Shares through an auction conducted via Nasdaq Fund Secondaries, LLC and its registered broker dealer and alternative trading system subsidiary, NFSTX, LLC (the “Nasdaq”). As of December 31, 2021, the Auction Fund has not accepted purchases of Shares through the Nasdaq.

(5)        CAPITAL SHARE TRANSACTIONS

As of December 31, 2021, capital share transactions were as follows:

	Shares	Dollars
Shares issued	6,667	$100,000
Shares redeemed	-	-
Net Capital Share Transactions	6,667	$100,000

(6)        SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

A-6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

and the Shareholders of AOG Institutional Diversified Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AOG Institutional Diversified Fund (the “Fund”), as of December 31, 2021, and the related statement of operations and the related notes for the one day period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of the Fund since 2021.

Philadelphia, Pennsylvania

October 5, 2022

A-7

APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Policy

The Adviser may have responsibility for voting proxies for certain clients. This policy is intended to fulfill applicable requirements imposed on the Adviser under Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (“Act”), where it has been delegated to do so.

I.	POLICY

Adviser owes each client duties of care and loyalty with respect to the services undertaken for them, including the voting of proxies. In those circumstances where Adviser will be voting proxies of portfolio securities held directly by a client, Adviser, guided by general fiduciary principles, will act prudently and solely in the best interest of its clients. Adviser will attempt to consider relevant factors of its vote that could affect the value of its investments and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder value.

Attached to this policy as Appendix B are Proxy Voting Guidelines (“Guidelines”) that Adviser will use when voting proxies. The Guidelines help to ensure Adviser’s duty of care and loyalty to clients when voting proxies.

1.	Duty of Care

Adviser’s proxy policy mandates the monitoring of corporate events and the voting of client proxies. However, there may be occasions when Adviser determines that not voting a proxy may be in the best interests of its clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client. There may also be times when clients have instructed Adviser not to vote proxies or direct Adviser to vote proxies in a certain manner. Adviser will maintain written instructions from clients with respect to directing proxy votes.

2.	Duty of Loyalty

Adviser will ensure proxy votes are cast in a manner consistent with the best interests of the client. Adviser will use the following process to address conflicts of interest: a) identify potential conflicts of interest; b) determine which conflicts, if any, are material; and c) establish procedures to ensure that Adviser’s voting decisions are based on the best interests of clients and are not a product of the conflict.

a.	Identify Potential Conflicts of Interest

Conflicts of interest may occur due to business, personal or family relationships.

Potential conflicts may include votes affecting the Adviser.

b.	Determine which Conflicts are Material

A “material” conflict should generally be viewed as one that is reasonably likely to be viewed as important by the average shareholder. For example, an issue may not be viewed as material unless it has the potential to affect at least 1% of an adviser’s annual revenue.

c.	Establish Procedures to Address Material Conflicts.

Adviser has established multiple methods to address voting items it has identified as those in which it has a material conflict of interest.

i.	Use an independent third party to recommend how a proxy presenting a conflict should be voted or authorize the third party to vote the proxy.

ii.	Refer the proposal to the client and obtain the client’s instruction on how to vote.

iii.	Disclose the conflict to the client and obtain the client’s consent to Adviser’s vote.

3.	Proxy Referrals.

For securities held within an account whose strategy either involves passive management or whose stock selection is based solely upon quantitative analysis and/or does not involve fundamental analysis of the issuer, proxies will be referred to a third party proxy service for voting in accordance with their policies and guidelines.

4.	Adviser may have different voting policies and procedures for different clients and may vote proxies of different clients differently, if appropriate in the fulfillment of its duties.

II.	DOCUMENTATION

Adviser shall maintain the following types of records relating to proxy voting:

1.	Proxy Voting Policy and all amendments thereto

2.	Proxy statements received for client securities. Adviser may rely on proxy statements filed on EDGAR instead of keeping copies or, if applicable, rely on statements maintained by a proxy voting service provided that Adviser has obtained an undertaking from the service that it will provide a copy of the statements promptly upon request.

3.	Records of votes cast on behalf of clients.

4.	Any document prepared by Adviser that is material to making a proxy voting decision or that memorialized the basis for that decision.

Such records shall be maintained for the period of time specified in Rule 204-2(c)(2) of the Act. To the extent that Adviser is authorized to vote proxies for a United States Registered Investment Company, Adviser shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations. Adopted by the Adviser as of December 13, 2021.

Proxy Voting Guidelines

The following guidelines will be used when deciding how to vote proxies on behalf of clients. These are policy guidelines that can always be superseded, subject to the duty to act in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted.

A.	Election of Directors

a.	We generally vote for all director nominees, except in situations where there is a potential conflict of interest, including but not limited to the nomination of a director who also serves on a compensation committee of a company’s board and/or audit committee.

B.	Auditors

a.	Ratifying Auditors – we generally vote in favor for such proposals, unless the auditor is affiliated or has a financial interest in the company.

b.	Financial Statements & Auditor Reports – we generally vote in favor of approving financial and auditor reports.

c.	Compensation – we generally vote in favor for such proposals.

d.	Indemnification – we vote against indemnification of auditors.

C.	Executive & Director Compensation

a.	We generally vote in favor for such proposals.

D.	Miscellaneous and Non-Routine matters

a.	We vote miscellaneous proposals on a case-by-case basis, in the best interest of shareholders.

PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits.

(1)	Financial Statements –
Included in Part A:
Not applicable.

Included in Part B:
Report of Independent Registered Public Accounting Firm, filed herewith.

Statement of Assets and Liabilities and Statement of Operations, filed herewith.

Notes to Financial Statement, filed herewith.

Financial statements appearing in the Registrant’s Semi-Annual Report for the period ended March 31, 2022 are incorporated into Part B by reference to the Registrant’s Semi-Annual Report dated March 31, 2022.

(2)	Exhibits

(a)(i)	Certificate of Trust (Incorporated by reference to Exhibit (a)(i) to the Registration Statement of the Registrant filed on June 23, 2022 (File Nos. 811-23764 and 333-265783).

(a)(ii)	Agreement and Declaration of Trust (Incorporated by reference to Exhibit (a)(ii) to the Registration Statement of the Registrant filed on June 23, 2022 (File Nos. 811-23764 and 333-265783).

(b)	By-Laws (Incorporated by reference to Exhibit (b) to the Registration Statement of the Registrant filed on June 23, 2022 (File Nos. 811-23764 and 333-265783).

(c)	Voting Trust Agreement – not applicable.

(d)	Instruments Defining Rights of Shareholders – none other than the Declaration of Trust and By-laws.

(e)	Not applicable.

(f)	Not applicable.

(g)(i)	Investment Advisory Agreement between Registrant and Alpha Omega Group, Inc. dba AOG Wealth Management (the “Adviser”) (Incorporated by reference to Exhibit (g)(1) to the Registration Statement of the Registrant filed on June 23, 2022 (File Nos. 811-23764 and 333-265783).

(h)	Form of Distribution Agreement among the Registrant, the Adviser and UMB Distribution Services, LLC is filed herewith.

(i)	Bonus or Profit Sharing – not applicable.

(j)	Form of Custody Agreement between Registrant and Fifth Third Bank, National Association (Incorporated by reference to Exhibit (j) to the Registration Statement of the Registrant filed on June 23, 2022 (File Nos. 811-23764 and 333-265783).

(k)	Other Material Contracts:

(i)	Form of Administration, Transfer Agency, and Fund Accounting Agreement between Registrant and Ultimus Fund Solutions, LLC (the “Administrator”) (Incorporated by reference to Exhibit (k)(i) to the Registration Statement of the Registrant filed on June 23, 2022 (File Nos. 811-23764 and 333-265783).

(ii)	Form of Compliance and CCO Services Agreement between the Registrant and PINE Advisors LLC (“PINE”) (Incorporated by reference to Exhibit (k)(ii) to the Registration Statement of the Registrant filed on December 15, 2021 (File No. 811-23764).

(l)	To be filed by subsequent amendment.

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(o)	Omitted Financial Statements – not applicable.

(p)	Initial Capital Agreement (Incorporated by reference to Exhibit (p) to the Registration Statement of the Registrant filed on June 23, 2022 (File Nos. 811-23764 and 333-265783).

(q)	Not applicable.

(r)	Code of Ethics:

(i)	The Code of Ethics for the Registrant (Incorporated by reference to Exhibit (r)(i) to the Registration Statement of the Registrant filed on June 23, 2022 (File Nos. 811-23764 and 333-265783).

(ii)	The Code of Ethics for the Adviser (Incorporated by reference to Exhibit (r)(ii) to the Registration Statement of the Registrant filed on June 23, 2022 (File Nos. 811-23764 and 333-265783).

(iii)	The Code of Ethics for the Administrator (Incorporated by reference to Exhibit (r)(iii) to the Registration Statement of the Registrant filed on June 23, 2022 (File Nos. 811-23764 and 333-265783).

(s)(i)	Powers of Attorney (Incorporated by reference to Exhibit (s)(i) to the Registration Statement of the Registrant filed on June 23, 2022 (File Nos. 811-23764 and 333-265783).

(s)(ii)	Resolution adopted by the Board of Trustees of the Registrant (Incorporated by reference to Exhibit (s)(ii) to the Registration Statement of the Registrant filed on June 23, 2022 (File Nos. 811-23764 and 333-265783).

Item 26. Marketing Arrangements.

Not applicable.

Item 27. Other Expenses of Issuance and Distribution.

SEC Registration Fees	$22,040
Legal Fees	$51,826
FINRA Fees	$___________
Blue Sky Fees	$___________
Accounting Fees	$___________
Printing Fees	$9,261
Total	$___________

Item 28. Persons Controlled by or Under Common Control.

None.

Item 29. Number of Holders of Securities.

As of July 31 , 2022

Title of Class	Number of Record Holders
Common Shares	141

Item 30. Indemnification.

Section 2 of Article VII of the Registrant’s Agreement and Declaration of Trust (the “Declaration of Trust”) states that the Trust shall indemnify and advance expenses to its currently acting and former Trustees to the fullest extent that indemnification of Trustees is permitted by the Delaware Act. The Trust shall indemnify and advance expenses to its currently acting and former officers to the same extent as its Trustees and to such further extent as is consistent with law. The Board of Trustees may by By-law, resolution or agreement make further provision for indemnification of Trustees, officers, employees and agents to the fullest extent permitted by the Delaware Act. No provision of this Article VII, Section 2 shall be effective to protect or purport to protect any Trustee or officer of the Trust against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of the duties expressly set forth herein. No amendment to the Declaration of Trust shall affect the right of any person under this Section 2 based on any event, omission or proceeding prior to such amendment.

Item 31. Business and Other Connections of Adviser.

Information as to the managers and officers of Alpha Omega Group, Inc. dba AOG Wealth Management, the Registrant’s investment adviser (“Advisor”), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Advisor in the last two years, is included in its registration as an investment adviser on Form ADV (File No. 801-77736) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

To be updated by amendment.

Item 32. Location of Accounts and Records.

Certain required books and records are maintained by the Registrant and the Advisor at 11911 Freedom Drive, Suite 730, Reston, VA 20190. The other accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are kept by the Fund’s administrator, fund accountant, and transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or its custodian Fifth Third Bank, National Association, 38 Fountain Square Plaza, Cincinnati, OH 45202.

Item 33. Management Services.

Not Applicable.

Item 34. Undertakings

(1)	The Registrant hereby undertakes to suspend the offering of its shares until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)	Not applicable.

(3)	The Registrant hereby undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)	to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)	that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(i)	if the Registrant is relying on Rule 430B:

(A)	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(ii)	that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e)	that, for the purpose of determining liability under the Securities Act to any purchaser:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(ii)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(iii)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iv)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)	Not applicable.

(5)	Not applicable.

(6)	Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(7)	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Reston in the State of Virginia on the 19th day of October, 2022.

AOG INSTITUTIONAL DIVERSIFIED FUND

By: /s/ Frederick Baerenz

Name: Frederick Baerenz
Title: Trustee, President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Frederick Baerenz	Trustee, President and Principal Executive Officer	October 19, 2022
Frederick Baerenz

/s/ Michelle Whitlock	Treasurer and Principal Financial Officer	October 19, 2022
Michelle Whitlock

/s/ Kate DiGeronimo*	Trustee	October 19, 2022
Kate DiGeronimo

/s/ John Grady*	Trustee	October 19, 2022
John Grady

* Power of Attorney

*By: /s/ Frederick Baerenz

Frederick Baerenz

Attorney-in-Fact

INDEX OF EXHIBITS

Exhibits

(h) Form of Distribution Agreement among the Registrant, the Adviser and UMB Distribution Services, LLC

(n) Consent of Independent Registered Public Accounting Firm